UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04000

CALVERT VARIABLE PRODUCTS, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Ivy Wafford Duke, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2015

Item 1. Report to Stockholders.

[Calvert VP SRI Large Cap Value Portfolio Semi-Semi-Annual Report to Shareholders]

[Calvert VP S&P 500 Index Portfolio Semi-Annual Report to Shareholders]

[Calvert VP S&P MidCap 400 Index Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Nasdaq-100 Index Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Russell 2000 Small Cap Index Portfolio Semi-Annual Report to Shareholders]

[Calvert VP EAFE International Index Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Investment Grade Bond Index Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Natural Resources Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Volatility Managed Moderate Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Volatility Managed Moderate Growth Portfolio Semi-Annual Report to Shareholders]

[Calvert VP Volatility Managed Growth Portfolio Semi-Annual Report to Shareholders]

Calvert VP SRI Large Cap Value Portfolio
Semi-Annual Report June 30, 2015

4	President’s Letter
6	Manager Commentary
9	Shareholder Expense Example
10	Statement of Net Assets
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Notes to Financial Statements
19	Financial Highlights
20	Explanation of Financial Tables
21	Proxy Voting
21	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

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With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

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CALVERT VP SRI LARGE CAP VALUE PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Calvert Investment Management, Inc.
Performance
For the six months ended June 30, 2015, the Calvert VP SRI Large Cap Value Portfolio returned 1.72 percent, outperforming its benchmark, the Russell 1000 Value Index, which declined 0.61 percent. The Portfolio also outperformed the Lipper VA Large-Cap Value Funds Average, which returned 0.12 percent in the period. All of the outperformance occurred in the second quarter of 2015.
Investment Process
Our investment process is grounded in an owner-operator mentality, where we seek sound businesses that are temporarily undervalued or underappreciated by the market. We focus on attractively valued business franchises with dividend yields, reasonable growth prospects, solid financial strength, and attractive or improving environmental, social, and governance (ESG) attributes.
Market Review
A persistent theme of the past cycle has been a long streak of growth style stocks outperforming their value counterparts. The first quarter was no exception even as the economy contracted primarily because of port strikes, harsh winter conditions, and the shrinking shale industry. Generally, the recovery this cycle has been spotty and tepid, lacking the strength that is conducive to outperformance in the value style. The silver lining, however, is that our Portfolio’s holdings are attractively valued relative to the market and are positioned to benefit from a steadily firming economy and the Fed’s resolve to raise rates later this year. As of the second quarter, the Portfolio benefited from minimum exposure to holdings like utilities and real-estate investment trusts that perform best in low interest rate environments and an overweight to subsectors that do better in rising rate environments, including banks, brokers, and insurers.
The other theme that dominated the markets this cycle was the diverging of U.S. Fed policy from that of global peers as improvement in the U.S. economy outpaced that of its global peers. We are now seeing signs of economic stabilization, particularly in Europe and Japan, where in both cases, quantitative easing is working its way through the system, as evidenced, in the first instance, by the remarkable rise in the yields of German bonds, known as Bunds, during the second quarter.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)

Six month*	1.72%
One year	3.52%
Five year	15.28%
Ten year	6.53%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.85%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* Total Return is not annualized for periods of less than one year.

6 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

Generally speaking, despite the snap back of European and Japanese equities, we are still seeing better value outside of the U.S.
Portfolio Strategy
Activity
During the period, IBM, Sainsbury’s, and Swatch were added to the Portfolio. Despite IBM’s challenges, its underlying profitability has steadily improved as a result of cost reductions and a shift toward software and higher-value services. IBM is an ESG leader in ensuring customer privacy and data security. However, we are keeping a watchful eye on its governance practices, with management compensation increasing despite continuous work force reductions and poor stock performance.
Swatch has evolved into the world’s largest manufacturer, marketer, and distributor of timepieces, managing a powerful portfolio of Swiss watch brands. Its valuable intangible assets and cost advantages in watch production make it a very profitable company.
Sainsbury’s is a pure play U.K grocer in that it operates in a single industry. It focuses on wealthier neighborhoods and better quality foods and trades at a significant discount to global peers. Sainsbury’s is also considered an ESG leader, having committed to carbon emission cuts and reformulating products to cut sugar, salt, and fat.
We have also slimmed down the portfolio to include only our higher conviction names.  In doing so, we eliminated holdings in the security services company ADT Corporation and the refiner Phillips 66, and sold most of our position in the utility FirstEnergy. We also sold out of Walgreens Boots Alliance after the stock jumped, providing a nearly 50 percent return1 from our initial entry point into the stock.
Performance
Consistent with our view that global stocks are less expensive, four of the top contributors to portfolio return were international companies—Sanofi, Vodafone, Deutsche Telekom, and Unilever. Sanofi had been trading at a discount to peers amid a management change and concerns over drug pricing in 2014. The company maintains strong positions in important drug categories and demonstrates sector-leading initiative in improving access to health care in emerging countries.
Vodafone and Deutsche Telekom were the only holdings in the Portfolio’s telecommunications sector and significantly outperformed their U.S. peers. Both are well positioned to benefit from the rapidly consolidating European market, which has historically been much more fragmented than that of the U.S.
______________________________
1 Returns reflect the period the holding was in the Portfolio.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	7.2%
Consumer Staples	7.8%
Energy	8.0%
Financials	22.7%
Health Care	13.4%
Industrials	12.0%
Information Technology	14.7%
Materials	2.5%
Short-Term Investments	5.5%
Telecommunication Services	5.7%
Utilities	0.5%
Total	100%

Both are also benefiting from their ongoing investments in their respective networks. Vodafone is an ESG leader, with strong labor practices and data protection, while Deutsche Telekom has one of the strongest risk management systems for addressing privacy and data security issues.
Unilever is the third-largest packaged food firm in the world and one of the largest global household and personal product firms, with 57 percent of revenues coming from fast-growing emerging markets. Unilever has been able to consistently increase prices across its product assortment while expanding volume and improving operating margins. It is an ESG leader and is especially strong in many environmental areas, particularly sourcing of raw materials. It stands out in its industry for its innovative programs with suppliers and long-term supplier relationships.
We added to financial stocks early in the year because they were quite attractive at the time, pricing in persistently low interest rates. This paid off as the sector was one of the best performing over the six-month period. PNC Financial Services Group, JPMorgan Chase, and American International Group were top contributors to returns.
National Oilwell Varco was the largest detractor from performance over the period. The underperformance was skewed toward the first quarter when its customers were severely cutting capital spending as oil and natural gas prices remained low. National Oilwell should fare better than its peers, given its installed base of equipment and global repair and maintenance facilities, which provide steady service revenue. It has a strong balance sheet and is very attractively valued. The company has implemented strong anti-bribery policies, and its leading product is a blowout preventer that prevents oil spill disasters.

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Potash Corporation of Saskatchewan, or PotashCorp, was the only international stock among the top detractors in the Portfolio. PotashCorp, the world’s largest fertilizer company by capacity, should benefit from a moderating capital expenditures program and see significant improvement in free cash flow. The company makes a vital ingredient that allows farmers to produce more crops on less land, necessary to support a growing global population with increasing urbanization.
The Portfolio is underweight energy, financials, and utilities.
Outlook
Our long-term view on U.S. equities has been consistently bullish since the financial crisis. The U.S. economy continues to be more structurally sound than many of its European or emerging market counterparts, a position that supports the U.S. dollar. We see the U.S. economy accelerating in the second half of the year, similar to the pattern we observed in 2014 after a tough first quarter caused by severe weather. Lower oil prices will have an additional beneficial effect.
Despite being positive on the U.S. economy in the medium to long run, we continue to be concerned about potential market jitters in the short term. Recent macroeconomic data have indicated softness globally, and stock investors continue to be nervous about Greece’s status in the eurozone and a potential bubble burst in China.
With lower commodity prices, a strong dollar, and little wage growth, inflation in the U.S. is likely to remain at historically low levels for some time to come, while deflationary pressures continue globally. We continue to believe that when the Fed does raise rates, it will be focused as much on resulting rate volatility as on the level of interest rates, with the tightening process likely to be slow and gradual.

We expect market volatility to pick up as we approach this inevitability, especially among higher-priced securities and sectors with above average multiples. Our focus on strong balance sheets, sound businesses, valuations, and ESG leadership will serve us well over the long term.
Sincerely,
Rachel Volynsky
Vice President and Senior Portfolio Manager
July 2015

As of June 30, 2015, the following companies represented the following percentages of net assets: IBM 2.67%, Sainsbury’s 0.70%, Swatch 0.54%, ADT 0.00%, Phillips 66 0.00%, FirstEnergy 0.52%, Walgreens Boots Alliance 0.00%, Sanofi 3.85%, Vodafone 3.73%, Deutsche Telekom 2.04%, Unilever 2.85%, PNC Financial Services Group 5.02%, JPMorgan Chase 3.82%, American International Group 2.79%, National Oilwell Varco 3.39%, and Potash Corporation of Saskatchewan 2.51%. Holdings are subject to change.

8 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Actual	0.78%	$1,000.00	$1,017.20	$3.90
Hypothetical (5% return per year before expenses)	0.78%	$1,000.00	$1,020.93	$3.91
* Expenses are equal to the Portfolio’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES- 95.3%
Banks - 11.7%
Fifth Third Bancorp	148,146	3,084,400
JPMorgan Chase & Co.	61,320	4,155,043
PNC Financial Services Group, Inc. (The)	57,156	5,466,971
		12,706,414

Beverages - 1.1%
PepsiCo, Inc.	13,192	1,231,341

Biotechnology - 1.9%
Amgen, Inc.	13,400	2,057,168

Capital Markets - 4.7%
Bank of New York Mellon Corp. (The)	48,288	2,026,647
Morgan Stanley	78,440	3,042,688
		5,069,335

Chemicals - 2.5%
Potash Corp. of Saskatchewan, Inc.	88,377	2,737,036

Communications Equipment - 5.1%
Cisco Systems, Inc.	75,224	2,065,651
QUALCOMM, Inc.	54,827	3,433,815
		5,499,466

Consumer Finance - 1.9%
Capital One Financial Corp.	23,104	2,032,459

Diversified Telecommunication Services - 2.0%
Deutsche Telekom AG (ADR)	129,254	2,225,108

Electric Utilities - 0.5%
FirstEnergy Corp.	17,536	570,797

Electrical Equipment - 2.0%
Eaton Corp. plc	31,670	2,137,408

Energy Equipment & Services - 3.4%
National Oilwell Varco, Inc.	76,481	3,692,503

Food & Staples Retailing - 0.7%
J Sainsbury plc (ADR)	45,000	758,700

Health Care Providers & Services - 1.6%
Quest Diagnostics, Inc.	23,883	1,731,995

10 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Household Products - 3.1%
Procter & Gamble Co. (The)	43,450	3,399,528

Industrial Conglomerates - 3.6%
General Electric Co.	147,864	3,928,746

Insurance - 4.7%
American International Group, Inc.	49,146	3,038,206
MetLife, Inc.	37,116	2,078,125
		5,116,331

Internet Software & Services - 3.9%
eBay, Inc.*	4,618	278,188
Google, Inc.:
Class A*	2,600	1,404,104
Class C*	5,010	2,607,755
		4,290,047

IT Services - 2.7%
International Business Machines Corp.	17,847	2,902,993

Machinery - 6.5%
Cummins, Inc.	20,851	2,735,443
Deere & Co.	45,049	4,372,005
		7,107,448

Media - 3.7%
Comcast Corp., Class A	32,677	1,965,195
Time Warner, Inc.	23,265	2,033,593
		3,998,788

Oil, Gas & Consumable Fuels - 4.7%
Devon Energy Corp.	26,931	1,602,125
Noble Energy, Inc.	48,389	2,065,243
Occidental Petroleum Corp.	18,600	1,446,522
		5,113,890

Personal Products - 2.9%
Unilever NV, NY Shares	74,235	3,105,992

Pharmaceuticals - 10.0%
Merck & Co., Inc.	52,164	2,969,696
Pfizer, Inc.	111,624	3,742,753
Sanofi SA (ADR)	84,739	4,197,123
		10,909,572

Software - 3.2%
Microsoft Corp.	78,757	3,477,122

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	SHARES	VALUE ($)
Specialty Retail - 3.0%
Gap, Inc. (The)	86,841	3,314,721

Textiles, Apparel & Luxury Goods - 0.5%
Swatch Group AG (The)	1,500	584,305

Wireless Telecommunication Services - 3.7%
Vodafone Group plc (ADR)	111,343	4,058,452

Total Equity Securities (Cost $98,527,039)		103,757,665

TIME DEPOSIT- 5.5%	PRINCIPAL AMOUNT ($)
State Street Bank Time Deposit, 0.088%, 7/1/15	6,006,129	6,006,129

Total Time Deposit (Cost $6,006,129)		6,006,129

TOTAL INVESTMENTS (Cost $104,533,168) - 100.8%		109,763,794
Other assets and liabilities, net - (0.8)%		(877,394)
NET ASSETS - 100.0%		$108,886,400

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,151,846 shares of common stock outstanding;
$0.10 par value, 40,000,000 shares authorized	$102,023,446
Undistributed net investment income	1,539,906
Accumulated net realized gain (loss)	93,631
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies	5,229,417

NET ASSETS	$108,886,400

NET ASSET VALUE PER SHARE	$94.53

*	Non-income producing security.

Abbreviations:
ADR:	American Depositary Receipts
plc:	Public Limited Company
See notes to financial statements.

12 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign tax withheld of $42,819)	$1,922,602
Interest income	1,013
Total investment income	1,923,615

Expenses:
Investment advisory fee	448,805
Administrative fees	70,126
Transfer agency fees and expenses	6,181
Directors’ fees and expenses	12,722
Accounting fees	15,159
Custodian fees	5,437
Professional fees	15,970
Reports to shareholders	19,195
Miscellaneous	1,433
Total expenses	595,028
Reimbursement from Advisor	(48,047)
Net expenses	546,981
NET INVESTMENT INCOME	1,376,634

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	10,659,033

Change in unrealized appreciation (depreciation) on:
Investments	(9,100,416)
Assets and liabilities denominated in foreign currencies	(1,209)
(9,101,625)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,557,408

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,934,042

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,376,634	$2,039,094
Net realized gain (loss)	10,659,033	28,609,928
Change in unrealized appreciation (depreciation)	(9,101,625)	(17,613,156)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,934,042	13,035,866

Distributions to shareholders from:
Net investment income	—	(2,179,364)
Net realized gain	—	(14,806,187)
Total distributions	—	(16,985,551)

Capital share transactions:
Shares sold	776,057	1,538,975
Reinvestment of distributions	—	16,985,551
Shares redeemed	(43,924,804)	(21,511,824)
Total capital share transactions	(43,148,747)	(2,987,298)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,214,705)	(6,936,983)

NET ASSETS
Beginning of period	149,101,105	156,038,088
End of period (including undistributed net investment income of $1,539,906 and $163,272, respectively)	$108,886,400	$149,101,105

CAPITAL SHARE ACTIVITY
Shares sold	8,337	15,232
Reinvestment of distributions	—	180,928
Shares redeemed	(460,888)	(213,868)
Total capital share activity	(452,551)	(17,708)

See notes to financial statements.

14 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP SRI Large Cap Value Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

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Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity Securities*	$103,757,665	$—	$—	$103,757,665
Time Deposit	—	6,006,129	—	6,006,129
TOTAL	$103,757,665	$6,006,129	$—	$109,763,794
* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .64%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $64,777 was payable at period end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is .78%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $9,191 was receivable at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $10,121 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $5,489 for the six months ended June 30, 2015. Under the terms of the agreement, $872 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $14,947,571 and $58,728,375, respectively.
CAPITAL LOSS CARRYFORWARD
Expiration Date
31-Dec-17 ($10,686,245)
31-Dec-18 (3,201,024)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

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As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$9,390,126
Unrealized (depreciation)	(4,168,797)
Net unrealized appreciation/(depreciation)	$5,221,329

Federal income tax cost of investments	$104,542,465
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2015.
For the six months ended June 30, 2015, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$6,669	1.382%	$869,425	May 2015
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
	2015 (z)		2014	2013	2012	2011 (z)	2010 (z)
Net asset value, beginning	$92.93		$96.19	$73.80	$64.22	$66.82	$60.76
Income from investment operations:
Net investment income	0.91		1.44	1.39	1.36	1.24	1.05
Net realized and unrealized gain (loss)	0.69		7.22	22.48	9.56	(2.36)	6.00
Total from investment operations	1.60		8.66	23.87	10.92	(1.12)	7.05
Distributions from:
Net investment income	—		(1.53)	(1.48)	(1.34)	(1.48)	(0.99)
Net realized gain	—		(10.39)	—	—	—	—
Total distributions	—		(11.92)	(1.48)	(1.34)	(1.48)	(0.99)
Total increase (decrease) in net asset value	1.60		(3.26)	22.39	9.58	(2.60)	6.06
Net asset value, ending	$94.53		$92.93	$96.19	$73.80	$64.22	$66.82

Total return*	1.72%		8.88%	32.39%	17.03%	(1.68)%	11.60%
Ratios to average net assets: A
Net investment income	1.96	% (a)	1.34%	1.51%	1.87%	1.85%	1.70%
Total expenses	0.85	% (a)	0.85%	0.84%	0.85%	0.85%	0.84%
Expenses before offsets	0.78	% (a)	0.78%	0.78%	0.77%	0.75%	0.74%
Net expenses	0.78	% (a)	0.78%	0.78%	0.77%	0.75%	0.74%
Portfolio turnover	11%		72%	55%	51%	16%	27%
Net assets, ending (in thousands)	$108,886		$149,101	$156,038	$130,833	$117,125	$164,863

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Calvert VP S&P 500 Index Portfolio
Semi-Annual Report June 30, 2015

4	President’s Letter
6	Manager Commentary
8	Shareholder Expense Example
9	Statement of Net Assets
25	Statement of Operations
26	Statements of Changes in Net Assets
27	Notes to Financial Statements
33	Financial Highlights
34	Explanation of Financial Tables
35	Proxy Voting
35	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

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With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

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CALVERT VP S&P 500 INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor
Performance
In the six months ended June 30, 2015, the Calvert VP S&P 500 Index Portfolio returned 1.02 percent, compared with the S&P 500, which returned 1.23 percent. The underperformance was due primarily to operating expenses, which the Index does not incur.
Investment Process
The Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the S&P 500 Index. In pursuit of this objective, the Portfolio employs a passive management approach. It buys and sells securities only to replicate the underlying Index. Standard & Poor’s will make changes to the Index occasionally due to corporate actions, mergers and acquisitions, and other discretionary considerations.
Market Review
The U.S. unemployment rate continued to decline during the period, indicating a measure of strengthening in the economy. Meanwhile, the European Central Bank’s January announcement that it would begin quantitative easing with a 60 billion euro purchase of bonds each month began to give a boost to European economies.
Despite the improving U.S. labor market, however, growth in the U.S., as represented by GDP, was tepid. While more people were working, the prevalence of poor quality jobs, either low paying, part time, or both, put a damper on economic growth. In addition, data indicated a slowdown in manufacturing, declining business spending, unimpressive retail sales, and a mixed housing picture.
Nevertheless, there were sufficient positive indicators to keep the Federal Reserve poised to begin raising interest rates, possibly as early as the fourth quarter. This led to an uptick in interest rates for all maturities, a steepening of the yield curve, and increased volatility as the market reacted to successive events as if they were predictors of when the hikes might actually occur.
Portfolio Strategy
Health care was the strongest performing sector in the Index, gaining 9.56 percent, as providers continued to benefit from the Affordable Care Act. Utilities was the weakest performing sector, declining 10.67 percent, as rising interest rates weighed on high-yielding utility stocks.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)

Six month*	1.02%
One year	6.97%
Five year	16.88%
Ten year	7.52%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.46%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* Total Return is not annualized for periods of less than one year.

6 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

At period end, the technology sector had the largest weight in the Index, at 19.6 percent. Telecommunication services had the smallest weight, at 2.3 percent.
Outlook
We see the U.S. economy accelerating in the second half of the year, in a similar pattern to that we observed in 2014 after a tough first quarter caused by severe weather. Lower oil prices will also provide an economic boost.
Despite being positive on the U.S. economy in the medium to long run, we continue to be concerned about potential market jitters in the short term. Recent macroeconomic data have indicated softness globally, and stock investors around the world are starting to get nervous about rich valuations across many risky asset categories, including equities. Some of the negative catalysts currently in the system, such as uncertainty about Greece’s status in the eurozone and a potential bubble burst in China, make markets more vulnerable to shocks given current valuations.
We continue to be concerned that concurrent easing efforts in multiple global economies in Europe and Asia will be less potent than that carried out in the U.S. in response to the financial crisis because these efforts will cancel each other out to some extent. As such, market enthusiasm for global easing may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies.
With lower commodity prices, a strong dollar, and little wage growth, inflation in the U.S. is likely to remain at historically low levels for some time to come, while deflationary pressures continue globally. We continue to be less aggressive than consensus with respect to the timing of a Fed rate hike, believing that hikes are more likely to occur in December or early 2016 than earlier. Equally as important, we continue to believe that when the Fed does raise rates, it will be focused as much on resulting rate volatility as on the level of interest rates, with the tightening process likely to be slow and gradual. We expect market volatility to pick up as we approach this inevitability, especially among higher-priced securities and sectors with above-average multiples.
July 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	12.1%
Consumer Staples	8.9%
Energy	7.4%
Exchange-Traded Products	1.1%
Financials	15.7%
Government	0.3%
Health Care	14.6%
Industrials	9.6%
Information Technology	18.6%
Materials	3.0%
Short-Term Investments	4.0%
Telecommunication Services	2.1%
Utilities	2.6%
Total	100%

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Actual	0.42%	$1,000.00	$1,010.20	$2.09
Hypothetical (5% return per year before expenses)	0.42%	$1,000.00	$1,022.71	$2.11
* Expenses are equal to the Portfolio’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES- 94.5%
Aerospace & Defense - 2.5%
Boeing Co. (The)	12,041	1,670,327
General Dynamics Corp.	5,884	833,704
Honeywell International, Inc.	14,601	1,488,864
L-3 Communications Holdings, Inc.	1,588	180,047
Lockheed Martin Corp.	4,998	929,128
Northrop Grumman Corp.	3,628	575,510
Precision Castparts Corp.	2,588	517,264
Raytheon Co.	5,772	552,265
Rockwell Collins, Inc.	2,500	230,875
Textron, Inc.	5,149	229,800
United Technologies Corp.	15,500	1,719,415
		8,927,199

Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	2,738	170,824
Expeditors International of Washington, Inc.	3,600	165,978
FedEx Corp.	4,918	838,027
United Parcel Service, Inc., Class B	13,003	1,260,121
		2,434,950

Airlines - 0.4%
American Airlines Group, Inc.	12,971	517,997
Delta Air Lines, Inc.	15,377	631,687
Southwest Airlines Co.	12,512	414,022
		1,563,706

Auto Components - 0.4%
BorgWarner, Inc.	4,218	239,751
Delphi Automotive plc	5,406	459,996
Goodyear Tire & Rubber Co. (The)	5,121	154,398
Johnson Controls, Inc.	12,252	606,842
		1,460,987

Automobiles - 0.6%
Ford Motor Co.	74,429	1,117,179
General Motors Co.	25,276	842,449
Harley-Davidson, Inc.	4,028	226,978
		2,186,606

Banks - 5.9%
Bank of America Corp.	196,626	3,346,575
BB&T Corp.	13,685	551,642
Citigroup, Inc.	56,807	3,138,019
Comerica, Inc.	3,350	171,922

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	SHARES	VALUE ($)
Fifth Third Bancorp	15,164	315,714
Huntington Bancshares, Inc.	15,271	172,715
JPMorgan Chase & Co.	69,481	4,708,033
KeyCorp	16,295	244,751
M&T Bank Corp.	2,490	311,076
People’s United Financial, Inc.	6,131	99,383
PNC Financial Services Group, Inc. (The)	9,697	927,518
Regions Financial Corp.	25,440	263,558
SunTrust Banks, Inc.	9,830	422,887
US Bancorp	33,196	1,440,706
Wells Fargo & Co.	87,730	4,933,935
Zions Bancorporation	3,653	115,928
		21,164,362

Beverages - 2.0%
Brown-Forman Corp., Class B	2,990	299,538
Coca-Cola Co. (The)	73,528	2,884,504
Coca-Cola Enterprises, Inc.	4,185	181,796
Constellation Brands, Inc., Class A	3,114	361,286
Dr Pepper Snapple Group, Inc.	3,623	264,117
Molson Coors Brewing Co., Class B	2,931	204,613
Monster Beverage Corp.*	2,740	367,215
PepsiCo, Inc.	27,653	2,581,131
		7,144,200

Biotechnology - 3.0%
Alexion Pharmaceuticals, Inc.*	4,192	757,788
Amgen, Inc.	14,188	2,178,142
Biogen, Inc.*	4,404	1,778,952
Celgene Corp.*	14,897	1,724,104
Gilead Sciences, Inc.	27,515	3,221,456
Regeneron Pharmaceuticals, Inc.*	1,412	720,303
Vertex Pharmaceuticals, Inc.*	4,564	563,563
		10,944,308

Building Products - 0.1%
Allegion plc	1,909	114,807
Masco Corp.	6,602	176,076
		290,883

Capital Markets - 2.2%
Affiliated Managers Group, Inc.*	1,020	222,972
Ameriprise Financial, Inc.	3,405	425,387
Bank of New York Mellon Corp. (The)	21,037	882,923
BlackRock, Inc.	2,376	822,049
Charles Schwab Corp. (The)	21,603	705,338
E*Trade Financial Corp.*	5,387	161,341
Franklin Resources, Inc.	7,411	363,361
Goldman Sachs Group, Inc. (The)	7,522	1,570,518

10 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Invesco Ltd.	7,982	299,245
Legg Mason, Inc.	1,897	97,752
Morgan Stanley	28,761	1,115,639
Northern Trust Corp.	4,101	313,563
State Street Corp.	7,787	599,599
T. Rowe Price Group, Inc.	4,847	376,757
		7,956,444

Chemicals - 2.2%
Air Products & Chemicals, Inc.	3,619	495,188
Airgas, Inc.	1,337	141,428
CF Industries Holdings, Inc.	4,470	287,332
Dow Chemical Co. (The)	20,301	1,038,802
E. I. du Pont de Nemours & Co.	16,941	1,083,377
Eastman Chemical Co.	2,772	226,805
Ecolab, Inc.	4,984	563,541
FMC Corp.	2,457	129,115
International Flavors & Fragrances, Inc.	1,500	163,935
LyondellBasell Industries NV, Class A	7,388	764,806
Monsanto Co.	8,970	956,112
Mosaic Co. (The)	5,968	279,601
PPG Industries, Inc.	5,102	585,301
Praxair, Inc.	5,404	646,048
Sherwin-Williams Co. (The)	1,483	407,855
Sigma-Aldrich Corp.	2,208	307,685
		8,076,931

Commercial Services & Supplies - 0.4%
ADT Corp. (The)	3,214	107,894
Cintas Corp.	1,790	151,416
Pitney Bowes, Inc.	3,738	77,788
Republic Services, Inc.	4,670	182,924
Stericycle, Inc.*	1,592	213,185
Tyco International plc	7,767	298,874
Waste Management, Inc.	7,981	369,919
		1,402,000

Communications Equipment - 1.5%
Cisco Systems, Inc.	95,378	2,619,080
F5 Networks, Inc.*	1,373	165,241
Harris Corp.	2,301	176,970
Juniper Networks, Inc.	6,739	175,012
Motorola Solutions, Inc.	3,557	203,958
QUALCOMM, Inc.	30,510	1,910,841
		5,251,102

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	SHARES	VALUE ($)
Construction & Engineering - 0.1%
Fluor Corp.	2,756	146,095
Jacobs Engineering Group, Inc.*	2,351	95,498
Quanta Services, Inc.*	3,966	114,300
		355,893

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	1,200	169,812
Vulcan Materials Co.	2,413	202,523
		372,335

Consumer Finance - 0.8%
American Express Co.	16,351	1,270,800
Capital One Financial Corp.	10,230	899,933
Discover Financial Services	8,343	480,724
Navient Corp.	7,283	132,623
		2,784,080

Containers & Packaging - 0.2%
Avery Dennison Corp.	1,736	105,792
Ball Corp.	2,565	179,935
MeadWestvaco Corp.	3,281	154,831
Owens-Illinois, Inc.*	3,045	69,852
Sealed Air Corp.	3,972	204,081
		714,491

Distributors - 0.1%
Genuine Parts Co.	2,834	253,728

Diversified Consumer Services – 0.0%
H&R Block, Inc.	5,059	149,999

Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc., Class B*	34,145	4,647,476
CME Group, Inc.	5,941	552,870
Intercontinental Exchange, Inc.	2,123	474,724
Leucadia National Corp.	5,904	143,349
McGraw Hill Financial, Inc.	5,124	514,706
Moody’s Corp.	3,317	358,103
NASDAQ OMX Group, Inc. (The)	2,189	106,845
		6,798,073

Diversified Telecommunication Services - 2.1%
AT&T, Inc.	97,226	3,453,468
CenturyLink, Inc.	10,566	310,429
Frontier Communications Corp.	21,490	106,375
Level 3 Communications, Inc.*	5,508	290,106
Verizon Communications, Inc.	76,360	3,559,140
		7,719,518

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	SHARES	VALUE ($)
Electric Utilities - 1.5%
American Electric Power Co., Inc.	9,173	485,894
Duke Energy Corp.	12,947	914,317
Edison International	6,010	334,036
Entergy Corp.	3,309	233,285
Eversource Energy	5,829	264,695
Exelon Corp.	16,125	506,648
FirstEnergy Corp.	7,746	252,132
NextEra Energy, Inc.	8,273	811,002
Pepco Holdings, Inc.	4,631	124,759
Pinnacle West Capital Corp.	2,178	123,906
PPL Corp.	12,254	361,125
Southern Co. (The)	17,005	712,509
Xcel Energy, Inc.	9,260	297,987
		5,422,295

Electrical Equipment - 0.5%
AMETEK, Inc.	4,525	247,879
Eaton Corp. plc	8,794	593,507
Emerson Electric Co.	12,512	693,540
Rockwell Automation, Inc.	2,554	318,331
		1,853,257

Electronic Equipment & Instruments - 0.4%
Amphenol Corp., Class A	5,798	336,110
Corning, Inc.	23,563	464,898
FLIR Systems, Inc.	2,784	85,803
TE Connectivity Ltd.	7,540	484,822
		1,371,633

Energy Equipment & Services - 1.2%
Baker Hughes, Inc.	8,043	496,253
Cameron International Corp.*	3,584	187,694
Diamond Offshore Drilling, Inc.	1,478	38,147
Ensco plc, Class A	4,311	96,006
FMC Technologies, Inc.*	4,339	180,025
Halliburton Co.	15,859	683,047
Helmerich & Payne, Inc.	1,995	140,488
National Oilwell Varco, Inc.	7,237	349,403
Noble Corp. plc	4,690	72,179
Schlumberger Ltd.	23,791	2,050,546
Transocean Ltd.	6,277	101,185
		4,394,973

Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	8,228	1,111,274
CVS Health Corp.	21,125	2,215,590
Kroger Co. (The)	9,178	665,497
Safeway Casa Ley CVR(b)*	4,297	738
Safeway PDC LLC CVR(b)*	4,297	35

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	SHARES	VALUE ($)
Sysco Corp.	11,117	401,324
Wal-Mart Stores, Inc.	29,458	2,089,456
Walgreens Boots Alliance, Inc.	16,337	1,379,496
Whole Foods Market, Inc.	6,781	267,442
		8,130,852

Food Products - 1.6%
Archer-Daniels-Midland Co.	11,615	560,075
Campbell Soup Co.	3,301	157,293
ConAgra Foods, Inc.	7,995	349,541
General Mills, Inc.	11,160	621,835
Hershey Co. (The)	2,753	244,549
Hormel Foods Corp.	2,506	141,263
J. M. Smucker Co. (The)	1,815	196,764
Kellogg Co.	4,703	294,878
Keurig Green Mountain, Inc.	2,162	165,674
Kraft Foods Group, Inc.	11,089	944,118
McCormick & Co., Inc.	2,407	194,847
Mead Johnson Nutrition Co.	3,728	336,340
Mondelez International, Inc., Class A	30,454	1,252,878
Tyson Foods, Inc., Class A	5,448	232,248
		5,692,303

Gas Utilities – 0.0%
AGL Resources, Inc.	2,200	102,432

Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	27,873	1,368,007
Baxter International, Inc.	10,190	712,586
Becton Dickinson and Co.	3,920	555,268
Boston Scientific Corp.*	25,101	444,288
C.R. Bard, Inc.	1,407	240,175
DENTSPLY International, Inc.	2,627	135,422
Edwards Lifesciences Corp.*	2,014	286,854
Intuitive Surgical, Inc.*	690	334,305
Medtronic plc	26,584	1,969,874
St. Jude Medical, Inc.	5,243	383,106
Stryker Corp.	5,575	532,803
Varian Medical Systems, Inc.*	1,865	157,275
Zimmer Holdings, Inc.	3,190	348,444
		7,468,407

Health Care Providers & Services - 2.8%
Aetna, Inc.	6,593	840,344
AmerisourceBergen Corp.	3,949	419,937
Anthem, Inc.	4,953	812,985
Cardinal Health, Inc.	6,276	524,987
Cigna Corp.	4,821	781,002
DaVita HealthCare Partners, Inc.*	3,280	260,662

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	SHARES	VALUE ($)
Express Scripts Holding Co.*	13,654	1,214,387
HCA Holdings, Inc.*	5,492	498,234
Henry Schein, Inc.*	1,587	225,544
Humana, Inc.	2,804	536,349
Laboratory Corporation of America Holdings*	1,856	224,984
McKesson Corp.	4,325	972,303
Patterson Co.’s, Inc.	1,604	78,035
Quest Diagnostics, Inc.	2,665	193,266
Tenet Healthcare Corp.*	1,917	110,956
UnitedHealth Group, Inc.	17,791	2,170,502
Universal Health Services, Inc., Class B	1,690	240,149
		10,104,626

Health Care Technology - 0.1%
Cerner Corp.*	5,669	391,501

Hotels, Restaurants & Leisure - 1.7%
Carnival Corp.	8,401	414,926
Chipotle Mexican Grill, Inc.*	573	346,659
Darden Restaurants, Inc.	2,334	165,901
Marriott International, Inc., Class A	3,869	287,815
McDonald’s Corp.	17,930	1,704,605
Royal Caribbean Cruises Ltd.	3,129	246,221
Starbucks Corp.	28,093	1,506,206
Starwood Hotels & Resorts Worldwide, Inc.	3,199	259,407
Wyndham Worldwide Corp.	2,248	184,134
Wynn Resorts Ltd.	1,494	147,413
Yum! Brands, Inc.	8,142	733,431
		5,996,718

Household Durables - 0.4%
D.R. Horton, Inc.	6,188	169,304
Garmin Ltd.	2,258	99,194
Harman International Industries, Inc.	1,332	158,428
Leggett & Platt, Inc.	2,580	125,594
Lennar Corp., Class A	3,357	171,341
Mohawk Industries, Inc.*	1,163	222,017
Newell Rubbermaid, Inc.	5,073	208,551
PulteGroup, Inc.	6,287	126,683
Whirlpool Corp.	1,441	249,365
		1,530,477

Household Products - 1.7%
Clorox Co. (The)	2,456	255,473
Colgate-Palmolive Co.	15,920	1,041,327
Kimberly-Clark Corp.	6,818	722,503
Procter & Gamble Co. (The)	50,794	3,974,123
		5,993,426

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	SHARES	VALUE ($)
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	12,777	169,423
NRG Energy, Inc.	6,546	149,772
		319,195

Industrial Conglomerates - 2.2%
3M Co.	11,841	1,827,066
Danaher Corp.	11,455	980,433
General Electric Co.	188,647	5,012,351
Roper Technologies, Inc.	1,841	317,499
		8,137,349

Insurance - 2.6%
ACE Ltd.	6,107	620,960
Aflac, Inc.	8,188	509,294
Allstate Corp. (The)	7,658	496,774
American International Group, Inc.	24,965	1,543,336
Aon plc	5,318	530,098
Assurant, Inc.	1,272	85,224
Chubb Corp. (The)	4,302	409,292
Cincinnati Financial Corp.	2,744	137,694
Genworth Financial, Inc., Class A*	10,001	75,708
Hartford Financial Services Group, Inc. (The)	8,048	334,555
Lincoln National Corp.	4,866	288,164
Loews Corp.	5,633	216,927
Marsh & McLennan Co.’s, Inc.	10,139	574,881
MetLife, Inc.	20,846	1,167,168
Principal Financial Group, Inc.	5,048	258,912
Progressive Corp. (The)	10,047	279,608
Prudential Financial, Inc.	8,523	745,933
Torchmark Corp.	2,399	139,670
Travelers Co.’s, Inc. (The)	5,995	579,477
Unum Group	4,721	168,776
XL Group plc	5,659	210,515
		9,372,966

Internet & Catalog Retail - 1.5%
Amazon.com, Inc.*	7,149	3,103,309
Expedia, Inc.	1,902	207,984
Netflix, Inc.*	1,135	745,627
Priceline Group, Inc. (The)*	977	1,124,889
TripAdvisor, Inc.*	2,053	178,898
		5,360,707

Internet Software & Services - 3.1%
Akamai Technologies, Inc.*	3,284	229,289
eBay, Inc.*	20,698	1,246,847
Facebook, Inc., Class A*	39,433	3,381,971

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	SHARES	VALUE ($)
Google, Inc.:
Class A*	5,358	2,893,534
Class C*	5,374	2,797,221
VeriSign, Inc.*	2,033	125,477
Yahoo!, Inc.*	16,433	645,653
		11,319,992

IT Services - 3.2%
Accenture plc, Class A	11,679	1,130,294
Alliance Data Systems Corp.*	1,185	345,949
Automatic Data Processing, Inc.	8,791	705,302
Cognizant Technology Solutions Corp., Class A*	11,430	698,259
Computer Sciences Corp.	2,620	171,977
Fidelity National Information Services, Inc.	5,309	328,096
Fiserv, Inc.*	4,433	367,185
International Business Machines Corp.	17,188	2,795,800
MasterCard, Inc., Class A	18,146	1,696,288
Paychex, Inc.	5,972	279,967
Teradata Corp.*	2,854	105,598
Total System Services, Inc.	3,086	128,902
Visa, Inc.	36,280	2,436,202
Western Union Co. (The)	9,942	202,121
Xerox Corp.	19,429	206,725
		11,598,665

Leisure Products - 0.1%
Hasbro, Inc.	2,110	157,807
Mattel, Inc.	6,258	160,768
		318,575

Life Sciences - Tools & Services - 0.4%
Agilent Technologies, Inc.	6,148	237,190
PerkinElmer, Inc.	2,230	117,387
Thermo Fisher Scientific, Inc.	7,461	968,140
Waters Corp.*	1,564	200,786
		1,523,503

Machinery - 1.4%
Caterpillar, Inc.	11,292	957,787
Cummins, Inc.	3,155	413,904
Deere & Co.	6,333	614,618
Dover Corp.	3,071	215,523
Flowserve Corp.	2,533	133,388
Illinois Tool Works, Inc.	6,333	581,306
Ingersoll-Rand plc	4,956	334,133
Joy Global, Inc.	1,979	71,640
PACCAR, Inc.	6,543	417,509
Pall Corp.	1,979	246,287
Parker-Hannifin Corp.	2,596	301,993

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	SHARES	VALUE ($)
Pentair plc	3,403	233,956
Snap-on, Inc.	1,077	171,512
Stanley Black & Decker, Inc.	2,879	302,986
Xylem, Inc.	3,390	125,667
		5,122,209

Media - 3.5%
Cablevision Systems Corp., Class A	4,231	101,290
CBS Corp., Class B	8,534	473,637
Comcast Corp., Class A	47,060	2,830,188
DIRECTV*	9,414	873,525
Discovery Communications, Inc.:
Class A*	2,741	91,166
Class C*	5,063	157,358
Gannett Co., Inc.*	2,092	29,267
Interpublic Group of Co.’s, Inc. (The)	7,815	150,595
News Corp., Class A*	9,186	134,024
Omnicom Group, Inc.	4,629	321,669
Scripps Networks Interactive, Inc., Class A	1,779	116,293
TEGNA, Inc.	4,184	134,181
Time Warner Cable, Inc.	5,293	943,054
Time Warner, Inc.	15,493	1,354,243
Twenty-First Century Fox, Inc., Class A	33,128	1,078,151
Viacom, Inc., Class B	6,689	432,377
Walt Disney Co. (The)	29,226	3,335,856
		12,556,874

Metals & Mining - 0.3%
Alcoa, Inc.	22,801	254,231
Allegheny Technologies, Inc.	2,285	69,007
Freeport-McMoRan, Inc.	19,162	356,797
Newmont Mining Corp.	9,847	230,026
Nucor Corp.	5,875	258,911
		1,168,972

Multi-Utilities - 1.0%
Ameren Corp.	4,476	168,656
CenterPoint Energy, Inc.	7,928	150,870
CMS Energy Corp.	5,395	171,777
Consolidated Edison, Inc.	5,403	312,726
Dominion Resources, Inc.	11,111	742,993
DTE Energy Co.	3,266	243,774
NiSource, Inc.	5,809	264,832
PG&E Corp.	8,861	435,075
Public Service Enterprise Group, Inc.	9,333	366,600
SCANA Corp.	2,659	134,678

18 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Sempra Energy	4,311	426,530
TECO Energy, Inc.	4,324	76,362
WEC Energy Group, Inc.	5,859	263,470
		3,758,343

Multiline Retail - 0.7%
Dollar General Corp.	5,595	434,955
Dollar Tree, Inc.*	3,810	300,952
Family Dollar Stores, Inc.	1,792	141,228
Kohl’s Corp.	3,768	235,914
Macy’s, Inc.	6,298	424,926
Nordstrom, Inc.	2,593	193,179
Target Corp.	11,881	969,846
		2,701,000

Oil, Gas & Consumable Fuels - 6.2%
Anadarko Petroleum Corp.	9,446	737,355
Apache Corp.	7,115	410,037
Cabot Oil & Gas Corp.	7,698	242,795
Chesapeake Energy Corp.	9,340	104,328
Chevron Corp.	35,207	3,396,419
Cimarex Energy Co.	1,700	187,527
ConocoPhillips	23,084	1,417,588
Consol Energy, Inc.	4,241	92,199
Devon Energy Corp.	7,235	430,410
EOG Resources, Inc.	10,221	894,849
EQT Corp.	2,799	227,671
Exxon Mobil Corp.	78,251	6,510,483
Hess Corp.	4,532	303,100
Kinder Morgan, Inc.	32,475	1,246,715
Marathon Oil Corp.	12,472	331,007
Marathon Petroleum Corp.	10,188	532,934
Murphy Oil Corp.	3,112	129,366
Newfield Exploration Co.*	2,965	107,096
Noble Energy, Inc.	7,067	301,620
Occidental Petroleum Corp.	14,381	1,118,410
Oneok, Inc.	3,835	151,406
Phillips 66	10,139	816,798
Pioneer Natural Resources Co.	2,777	385,142
Range Resources Corp.	3,111	153,621
Southwestern Energy Co.*	7,013	159,406
Spectra Energy Corp.	12,373	403,360
Tesoro Corp.	2,376	200,558
Valero Energy Corp.	9,605	601,273
Williams Co.’s, Inc. (The)	12,461	715,137
		22,308,610

Paper & Forest Products - 0.1%
International Paper Co.	7,991	380,292

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	SHARES	VALUE ($)
Personal Products - 0.1%
Estee Lauder Co.’s, Inc. Class A (The)	4,168	361,199

Pharmaceuticals - 6.2%
AbbVie, Inc.	32,195	2,163,182
Allergan plc*	7,348	2,229,824
Bristol-Myers Squibb Co.	31,210	2,076,713
Eli Lilly & Co.	18,284	1,526,531
Endo International plc*	3,761	299,564
Hospira, Inc.*	3,235	286,977
Johnson & Johnson	51,870	5,055,250
Mallinckrodt plc*	2,190	257,807
Merck & Co., Inc.	52,946	3,014,216
Mylan NV*	7,707	522,997
Perrigo Co. plc	2,738	506,065
Pfizer, Inc.	115,287	3,865,573
Zoetis, Inc.	9,243	445,697
		22,250,396

Professional Services - 0.2%
Dun & Bradstreet Corp. (The)	675	82,350
Equifax, Inc.	2,251	218,550
Nielsen NV	6,932	310,346
Robert Half International, Inc.	2,535	140,692
		751,938

Real Estate Investment Trusts - 2.3%
American Tower Corp.	7,921	738,950
Apartment Investment & Management Co., Class A	2,926	108,057
AvalonBay Communities, Inc.	2,430	388,484
Boston Properties, Inc.	2,823	341,696
Crown Castle International Corp.	6,319	507,416
Equinix, Inc.	1,054	267,716
Equity Residential	6,815	478,209
Essex Property Trust, Inc.	1,220	259,250
General Growth Properties, Inc.	11,643	298,759
HCP, Inc.	8,453	308,281
Health Care REIT, Inc.	6,572	431,320
Host Hotels & Resorts, Inc.	13,964	276,906
Iron Mountain, Inc.	3,380	104,780
Kimco Realty Corp.	7,575	170,741
Macerich Co. (The)	2,616	195,154
Plum Creek Timber Co., Inc.	3,281	133,110
Prologis, Inc.	9,811	363,988
Public Storage	2,719	501,302
Realty Income Corp.	4,211	186,926
Simon Property Group, Inc.	5,797	1,002,997
SL Green Realty Corp.	1,840	202,198

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	SHARES	VALUE ($)
Ventas, Inc.	6,171	383,157
Vornado Realty Trust	3,215	305,200
Weyerhaeuser Co.	9,712	305,928
		8,260,525

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	5,145	190,365

Road & Rail - 0.9%
CSX Corp.	18,528	604,939
JB Hunt Transport Services, Inc.	1,700	139,553
Kansas City Southern	2,035	185,592
Norfolk Southern Corp.	5,712	499,000
Ryder System, Inc.	1,055	92,176
Union Pacific Corp.	16,440	1,567,883
		3,089,143

Semiconductors & Semiconductor Equipment - 2.3%
Altera Corp.	5,779	295,885
Analog Devices, Inc.	5,795	371,952
Applied Materials, Inc.	23,059	443,194
Avago Technologies Ltd.	4,787	636,336
Broadcom Corp., Class A	10,252	527,876
First Solar, Inc.*	1,396	65,584
Intel Corp.	88,820	2,701,460
KLA-Tencor Corp.	3,059	171,946
Lam Research Corp.	2,991	243,318
Linear Technology Corp.	4,364	193,020
Microchip Technology, Inc.	3,695	175,235
Micron Technology, Inc.*	20,170	380,003
NVIDIA Corp.	9,538	191,809
Qorvo, Inc.*	2,806	225,238
Skyworks Solutions, Inc.	3,578	372,470
Texas Instruments, Inc.	19,478	1,003,312
Xilinx, Inc.	4,959	218,989
		8,217,627

Software - 3.5%
Adobe Systems, Inc.*	8,898	720,827
Autodesk, Inc.*	4,204	210,515
CA, Inc.	5,883	172,313
Citrix Systems, Inc.*	3,031	212,655
Electronic Arts, Inc.*	5,801	385,767
Intuit, Inc.	5,161	520,074
Microsoft Corp.	151,457	6,686,827
Oracle Corp.	59,802	2,410,021

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	SHARES	VALUE ($)
Red Hat, Inc.*	3,493	265,223
Salesforce.com, Inc.*	11,415	794,826
Symantec Corp.	12,760	296,670
		12,675,718

Specialty Retail - 2.2%
AutoNation, Inc.*	1,361	85,716
AutoZone, Inc.*	595	396,805
Bed Bath & Beyond, Inc.*	3,234	223,081
Best Buy Co., Inc.	5,443	177,496
CarMax, Inc.*	3,917	259,345
GameStop Corp., Class A	1,998	85,834
Gap, Inc. (The)	4,797	183,101
Home Depot, Inc. (The)	24,320	2,702,682
L Brands, Inc.	4,524	387,843
Lowe’s Co.’s, Inc.	17,462	1,169,430
O’Reilly Automotive, Inc.*	1,892	427,554
Ross Stores, Inc.	7,838	381,005
Staples, Inc.	11,929	182,633
Tiffany & Co.	2,047	187,915
TJX Co.’s, Inc. (The)	12,736	842,741
Tractor Supply Co.	2,555	229,797
Urban Outfitters, Inc.*	2,033	71,155
		7,994,133

Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	107,861	13,528,466
EMC Corp.	36,360	959,540
Hewlett-Packard Co.	33,906	1,017,519
NetApp, Inc.	5,814	183,490
SanDisk Corp.	3,974	231,366
Seagate Technology plc	6,024	286,140
Western Digital Corp.	4,075	319,562
		16,526,083

Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	5,058	175,057
Fossil Group, Inc.*	838	58,124
Hanesbrands, Inc.	7,477	249,134
Michael Kors Holdings Ltd.*	3,776	158,932
NIKE, Inc., Class B	13,030	1,407,500
PVH Corp.	1,525	175,680
Ralph Lauren Corp.	1,080	142,949
Under Armour, Inc., Class A*	3,109	259,415
VF Corp.	6,351	442,919
		3,069,710

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	9,398	92,852

22 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Tobacco - 1.3%
Altria Group, Inc.	36,865	1,803,067
Philip Morris International, Inc.	29,004	2,325,251
Reynolds American, Inc.	7,685	573,762
		4,702,080

Trading Companies & Distributors - 0.2%
Fastenal Co.	5,037	212,461
United Rentals, Inc.*	1,777	155,701
W.W. Grainger, Inc.	1,124	265,994
		634,156

Total Equity Securities (Cost $201,390,593)		341,167,872

EXCHANGE-TRADED PRODUCTS - 1.1%
SPDR S&P 500 ETF Trust	19,250	3,962,612

Total Exchange-Traded Products (Cost $3,782,603)		3,962,612

U.S TREASURY OBLIGATIONS - 0.3%	PRINCIPAL AMOUNT ($)
United States Treasury Bills, 0.11%, 7/23/15 ^	1,000,000	999,933

Total U.S. Treasury Obligations (Cost $999,933)		999,933

TIME DEPOSIT - 4.0%
State Street Bank Time Deposit, 0.088%, 7/1/15	14,583,047	14,583,047

Total Time Deposit (Cost $14,583,047)		14,583,047

TOTAL INVESTMENTS (Cost $220,756,176) - 99.9%		360,713,464
Other assets and liabilities, net - 0.1%		211,320
NET ASSETS - 100.0%		$360,924,784

NET ASSETS CONSIST OF:
Paid-in capital applicable to 3,159,853 shares of common stock outstanding;
$0.10 par value, 30,000,000 shares authorized	$228,469,137
Undistributed net investment income	3,537,044
Accumulated net realized gain (loss)	(10,864,650)
Net unrealized appreciation (depreciation)	139,783,253

NET ASSETS	$360,924,784

NET ASSET VALUE PER SHARE	$114.22

See notes to financial statements.

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FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini S&P 500 Index^	102	9/15	$10,477,440	($122,990)
S&P 500 Index^	9	9/15	4,622,400	(51,045)
Total Purchased				($174,035)

^	Futures collateralized by $1,000,000 par value of the U.S. Treasury Bills.
*	Non-income producing security.
(b)	This security was valued under the direction of the Board of Directors. See Note A.

Abbreviations:
ETF:	Exchange Traded Fund
LLC:	Limited Liability Corporation
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
See notes to financial statements.

24 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign tax withheld of $515)	$3,632,960
Interest income	4,083
Total investment income	3,637,043

Expenses:
Investment advisory fee	447,685
Administrative fees	179,074
Transfer agency fees and expenses	17,104
Directors’ fees and expenses	29,722
Accounting fees	30,080
Custodian fees	32,537
Professional fees	27,085
Reports to shareholders	31,443
Miscellaneous	28,310
Total expenses	823,040
Reimbursement from Advisor	(70,928)
Net expenses	752,112
NET INVESTMENT INCOME	2,884,931

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	4,382,106
Futures	288,160
4,670,266

Change in unrealized appreciation (depreciation) on:
Investments	(3,563,922)
Futures	(346,935)
(3,910,857)

NET REALIZED AND UNREALIZED GAIN (LOSS)	759,409

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,644,340

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$2,884,931	$5,595,559
Net realized gain (loss)	4,670,266	30,984,197
Change in unrealized appreciation (depreciation)	(3,910,857)	7,642,425

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,644,340	44,222,181

Distributions to shareholders from:
Net investment income	—	(5,642,605)
Net realized gain	—	(29,898,617)
Total distributions	—	(35,541,222)

Capital share transactions:
Shares sold	28,092,516	25,564,791
Reinvestment of distributions	—	35,541,222
Shares issued from merger (See Note E)	—	9,936,888
Shares redeemed	(32,294,106)	(71,929,561)
Total capital share transactions	(4,201,590)	(886,660)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(557,250)	7,794,299

NET ASSETS
Beginning of period	361,482,034	353,687,735
End of period (including undistributed net investment income of $3,537,044 and $652,113, respectively)	$360,924,784	$361,482,034

CAPITAL SHARE ACTIVITY
Shares sold	243,155	219,083
Reinvestment of distributions	—	311,056
Shares issued from merger (See Note E)	—	87,703
Shares redeemed	(280,194)	(618,357)
Total capital share activity	(37,039)	(515)

See notes to financial statements.

26 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

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Exchange traded products and closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, securities valued at $773 or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

28 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity Securities*	$341,167,099	$773	$—	$341,167,872
Exchange-Traded Products	3,962,612	—	—	3,962,612
U.S. Treasury Obligations	—	999,933	—	999,933
Time Deposit	—	14,583,047	—	14,583,047
TOTAL	$345,129,711	$15,583,753	$—	$360,713,464
Other financial instruments**	($174,035)	$—	$—	($174,035)
* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.
During the six months ended June 30, 2015, the Portfolio invested in E-Mini S&P 500 Index and S&P 500 Index futures. The volume of outstanding contracts has varied throughout the period with an average of number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	56

*Averages are based on activity levels during the six months ended June 30, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

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Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .25%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $74,700 was payable at period end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is 0.42%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $15,151 was receivable at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $29,880 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $13,397 for the period ended June 30, 2015. Under the terms of the agreement, $2,226 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $5,338,273 and $8,232,555, respectively.

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CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-15	($3,467,868)
31-Dec-16	(5,235,979)
31-Dec-17	(2,509,534)
31-Dec-18	(2,611,900)

NO EXPIRATION DATE
Long-term	($1,646,679)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$140,418,827
Unrealized (depreciation)	(6,222,296)
Net unrealized appreciation/(depreciation)	$134,196,531

Federal income tax cost of investments	$226,516,933
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — REORGANIZATION
On December 11, 2013, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of Calvert VP SRI Equity Portfolio (“Equity”) in exchange for shares of the acquiring portfolio, Calvert VP S&P 500 Index Portfolio (“S&P 500”) and the assumption of the liabilities of Equity.
Shareholders approved the Plan at a meeting on April 11, 2014 and the reorganization took place on April 30, 2014.
The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Equity	414,513	S&P 500	87,703	$9,936,888
For financial reporting purposes, assets received and shares issued by S&P 500 were recorded at fair value; however, the cost basis of the investments received from Equity were carried forward to align ongoing reporting of S&P 500’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
Equity	$9,936,888	$3,099,235	S&P 500	$353,291,843

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Assuming the acquisition had been completed on January 1, 2014, S&P 500’s results of operations for the year ended December 31, 2014 would have been as follows:

Net investment income .................................................................................................$ 5,602,503 (a)
Net realized and change in unrealized gain (loss) on investments............................... $38,567,547 (b)
Net increase (decrease) in assets from operations........................................................ $44,170,050
Because S&P 500 and Equity sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Equity that have been included in S&P 500’s Statement of Operations since April 30, 2014.
(a) $5,595,559 as reported, plus $6,944 from Equity pre-merger.
(b) $38,626,622 as reported, plus ($59,075) from Equity pre-merger.
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
	2015 (z)		2014	2013	2012	2011	2010
Net asset value, beginning	$113.07		$110.62	$86.62	$76.32	$78.77	$71.52
Income from investment operations:
Net investment income	0.92		0.93	1.81	1.63	1.27	1.33
Net realized and unrealized gain (loss)	0.23		6.72	25.72	10.21	0.11	9.18
Total from investment operations	1.15		7.65	27.53	11.84	1.38	10.51
Distributions from:
Net investment income	—		—	(1.95)	(1.54)	(1.25)	(1.13)
Net realized gain	—		—	(1.58)	—	(2.58)	(2.13)
Total distributions	—		—	(3.53)	(1.54)	(3.83)	(3.26)
Total increase (decrease) in net asset value	1.15		7.65	24.00	10.30	(2.45)	7.25
Net asset value, ending	$114.22		$118.27	$110.62	$86.62	$76.32	$78.77

Total return*	1.02%		6.92%	31.87%	15.55%	1.73%	14.69%
Ratios to average net assets: A
Net investment income	1.61	% (a)	1.58%	1.69%	1.90%	1.70%	1.67%
Total expenses	0.46	% (a)	0.45%	0.48%	0.45%	0.46%	0.46%
Expenses before offsets	0.42	% (a)	0.42%	0.42%	0.41%	0.39%	0.38%
Net expenses	0.42	% (a)	0.42%	0.42%	0.41%	0.39%	0.38%
Portfolio turnover	2%		5%	11%	5%	7%	9%
Net assets, ending (in thousands)	$360,925		$357,761	$353,688	$285,405	$259,068	$236,086

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Calvert VP S&P MidCap 400 Index Portfolio
Semi-Annual Report June 30, 2015

4	President’s Letter
6	Manager Commentary
8	Shareholder Expense Example
9	Statement of Net Assets
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Notes to Financial Statements
30	Financial Highlights
32	Explanation of Financial Tables
33	Proxy Voting
33	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

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With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor
Performance
In the six months ended June 30, 2015, the Calvert VP S&P Midcap 400 Index Portfolio (Class I shares) returned 3.93 percent, compared with the S&P Midcap 400 Index, which returned 4.20 percent. The underperformance was due primarily to operating expenses, which the Index does not incur.
Investment Process
The Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the S&P Midcap 400 Index. In pursuit of this objective, the Portfolio employs a passive management approach. It buys and sells securities only to replicate the underlying Index. Standard & Poor’s will make changes to the Index occasionally due to corporate actions, mergers and acquisitions, and other discretionary considerations.
Market Review
The U.S. unemployment rate continued to decline, indicating a measure of strengthening in the economy. The European Central Bank’s January announcement that it would begin quantitative easing with a 60 billion euro purchase of bonds each month began to give a boost to European economies.
Despite the improving labor market though, growth in the U.S., as represented by GDP, was tepid. While unemployment in the U.S. continued to decline, the prevalence of poor quality jobs, either low paying, part time, or both, put a damper on economic growth. In addition, data indicated a slowdown in manufacturing, declining business spending, unimpressive retail sales, and a mixed housing picture.
Nevertheless, there were sufficient positive indicators to keep the Federal Reserve poised to begin raising interest rates, possibly as early as the fourth quarter. This led to an uptick in interest rates for all maturities, a steepening of the yield curve, and volatility as the market reacted to successive events as if they were predictors of when the hikes might actually occur.
Midcaps outperformed large-cap stocks in the period as the midcap financials sector advanced strongly while large-cap financials were unchanged. Midcap technology stocks also had strong returns while the large-cap technology sector advanced only modestly.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)
	Class I	Class F*
Six month**	3.93%	3.81%
One year	5.84%	5.63%
Five year	17.25%	16.96%
Ten year	9.14%	8.89%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.53%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.
** Total Return is not annualized for periods of less than one year.

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Portfolio Strategy
Health care was the strongest performing sector in the Index, advancing 16.5 percent, as providers continued to benefit from the Affordable Care Act. The utilities sector was the weakest performer, declining 11.6 percent, as rising interest rates weighed on high-yielding utility stocks.
At period end, the financials sector had the largest weight in the Index, at 24.2 percent. The telecommunication services sector had the smallest weight, at 0.2 percent.
Outlook
We see the U.S. economy accelerating in the second half of the year, in a similar pattern to that we observed in 2014 after a tough first quarter caused by severe weather. Lower oil prices will also provide an economic boost.
Despite being positive on the U.S. economy in the medium to long run, we continue to be concerned about potential market jitters in the short term. Recent macroeconomic data have indicated softness globally, and stock investors around the world are starting to get nervous about rich valuations across many risky asset categories, including equities. Some of the negative catalysts currently in the system, such as uncertainty about Greece’s status in the eurozone and a potential bubble burst in China, make markets more vulnerable to shocks given current valuations.
We continue to be concerned that concurrent easing efforts in multiple global economies in Europe and Asia will be less potent than that carried out in the U.S. in response to the financial crisis because these efforts will cancel each other out to some extent. As such, market enthusiasm for global easing may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies.
With lower commodity prices, a strong dollar, and little wage growth, inflation in the U.S. is likely to remain at historically low levels for some time to come, while deflationary pressures continue globally. We continue to be less aggressive than consensus with respect to the timing of a Fed rate hike, believing that hikes are more likely to occur in December or early 2016 than earlier. Equally as important, we continue to believe that when the Fed does raise rates, it will be focused as much on resulting rate volatility as on the level of interest rates, with the tightening process likely to be slow and gradual. We expect market volatility to pick up as we approach this inevitability, especially among higher-priced securities and sectors with above-average multiples.

July 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	13.9%
Consumer Staples	3.5%
Energy	4.2%
Exchange-Traded Products	1.6%
Financials	22.7%
Government	0.3%
Health Care	8.7%
Industrials	14.1%
Information Technology	15.5%
Materials	7.0%
Short-Term Investments	4.2%
Telecommunication Services	0.2%
Utilities	4.1%
Total	100%

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Class I
Actual	0.54%	$1,000.00	$1,039.30	$2.73
Hypothetical (5% return per year before expenses)	0.54%	$1,000.00	$1,022.12	$2.71
Class F
Actual	0.76%	$1,000.00	$1,038.10	$3.84
Hypothetical (5% return per year before expenses)	0.76%	$1,000.00	$1,021.03	$3.81
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES - 94.0%
Aerospace & Defense - 1.6%
B/E Aerospace, Inc.	15,929	874,502
Esterline Technologies Corp.*	4,620	440,471
Huntington Ingalls Industries, Inc.	7,261	817,516
KLX, Inc.*	7,791	343,817
Orbital ATK, Inc.	8,914	653,931
Teledyne Technologies, Inc.*	5,301	559,309
Triumph Group, Inc.	7,466	492,681
		4,182,227

Airlines - 0.8%
Alaska Air Group, Inc.	19,439	1,252,455
JetBlue Airways Corp.*	39,254	814,913
		2,067,368

Auto Components - 0.5%
Dana Holding Corp.	24,462	503,428
Gentex Corp.	44,389	728,867
		1,232,295

Automobiles - 0.1%
Thor Industries, Inc.	6,863	386,250

Banks - 5.3%
Associated Banc-Corp.	22,871	463,595
BancorpSouth, Inc.	12,836	330,655
Bank of Hawaii Corp.	6,450	430,086
Bank of the Ozarks, Inc.	10,600	484,950
Cathay General Bancorp	10,965	355,814
City National Corp.	7,231	653,610
Commerce Bancshares, Inc.	12,469	583,175
Cullen/Frost Bankers, Inc.	8,259	648,992
East West Bancorp, Inc.	21,580	967,216
First Horizon National Corp.	35,211	551,756
First Niagara Financial Group, Inc.	52,709	497,573
FirstMerit Corp.	24,625	512,939
Fulton Financial Corp.	26,495	346,025
Hancock Holding Co.	11,680	372,709
International Bancshares Corp.	8,718	234,253
PacWest Bancorp	14,555	680,592
Prosperity Bancshares, Inc.	8,931	515,676
Signature Bank*	7,622	1,115,784
SVB Financial Group*	7,661	1,103,031
Synovus Financial Corp.	19,974	615,599
TCF Financial Corp.	25,330	420,731

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	SHARES	VALUE ($)
Trustmark Corp.	9,915	247,677
Umpqua Holdings Corp.	33,130	596,009
Valley National Bancorp	33,124	341,508
Webster Financial Corp.	13,613	538,394
		13,608,349

Beverages - 0.1%
Boston Beer Company, Inc. (The), Class A*	1,368	317,362

Biotechnology - 0.5%
United Therapeutics Corp.*	6,931	1,205,647

Building Products - 1.0%
A.O. Smith Corp.	11,285	812,294
Fortune Brands Home & Security, Inc.	23,852	1,092,899
Lennox International, Inc.	6,179	665,416
		2,570,609

Capital Markets - 2.0%
Eaton Vance Corp.	17,803	696,631
Federated Investors, Inc., Class B	14,328	479,845
Janus Capital Group, Inc.	21,978	376,263
Raymond James Financial, Inc.	19,103	1,138,157
SEI Investments Co.	19,432	952,751
Stifel Financial Corp.*	10,179	587,736
Waddell & Reed Financial, Inc., Class A	12,562	594,308
WisdomTree Investments, Inc.	16,718	367,211
		5,192,902

Chemicals - 3.2%
Albemarle Corp.	16,860	931,852
Ashland, Inc.	9,322	1,136,352
Cabot Corp.	9,557	356,380
Chemours Co. (The)*	26,200	419,200
Cytec Industries, Inc.	10,680	646,460
Minerals Technologies, Inc.	5,208	354,821
NewMarket Corp.	1,590	705,785
Olin Corp.	11,766	317,094
PolyOne Corp.	13,365	523,507
RPM International, Inc.	19,977	978,274
Scotts Miracle-Gro Co. (The), Class A	6,630	392,562
Sensient Technologies Corp.	7,008	478,927
Valspar Corp. (The)	11,208	917,039
		8,158,253

Commercial Services & Supplies - 1.6%
Clean Harbors, Inc.*	8,020	430,995
Copart, Inc.*	17,107	606,956
Deluxe Corp.	7,500	465,000

10 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Herman Miller, Inc.	8,745	252,993
HNI Corp.	6,671	341,222
MSA Safety, Inc.	4,650	225,571
Rollins, Inc.	14,235	406,125
RR Donnelley & Sons Co.	31,187	543,589
Travel Centers of America LLC*(b)	60,000	—
Waste Connections, Inc.	18,638	878,223
		4,150,674

Communications Equipment - 0.9%
ARRIS Group, Inc.*	19,858	607,655
Ciena Corp.*	17,572	416,105
InterDigital, Inc.	5,497	312,724
JDS Uniphase Corp.*	34,979	405,057
Plantronics, Inc.	5,886	331,441
Polycom, Inc.*	20,274	231,934
		2,304,916

Construction & Engineering - 0.5%
AECOM*	22,549	745,921
Granite Construction, Inc.	5,296	188,061
KBR, Inc.	21,492	418,664
		1,352,646

Construction Materials - 0.2%
Eagle Materials, Inc.	7,532	574,918

Consumer Finance - 0.2%
SLM Corp.*	63,661	628,334

Containers & Packaging - 1.8%
AptarGroup, Inc.	9,371	597,589
Bemis Co., Inc.	14,684	660,927
Greif, Inc., Class A	5,016	179,823
Packaging Corp. of America	14,792	924,352
Rock-Tenn Co.	21,034	1,266,247
Silgan Holdings, Inc.	6,265	330,541
Sonoco Products Co.	15,137	648,772
		4,608,251

Distributors - 0.5%
LKQ Corp.*	45,712	1,382,559

Diversified Consumer Services - 1.0%
Apollo Education Group, Inc.*	14,520	187,018
DeVry Education Group, Inc.	8,485	254,380
Graham Holdings Co., Class B	666	715,983

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	SHARES	VALUE ($)
Service Corp. International	30,303	891,817
Sotheby’s	9,274	419,556
		2,468,754

Diversified Financial Services - 0.7%
CBOE Holdings, Inc.	12,517	716,223
MSCI, Inc.	16,893	1,039,764
		1,755,987

Electric Utilities - 1.5%
Cleco Corp.	8,989	484,057
Great Plains Energy, Inc.	23,175	559,908
Hawaiian Electric Industries, Inc.	16,107	478,861
IDACORP, Inc.	7,491	420,545
OGE Energy Corp.	29,988	856,757
PNM Resources, Inc.	11,788	289,985
Westar Energy, Inc.	19,864	679,746
		3,769,859

Electrical Equipment - 1.0%
Acuity Brands, Inc.	6,520	1,173,470
Hubbell, Inc., Class B	8,020	868,406
Regal-Beloit Corp.	6,721	487,877
		2,529,753

Electronic Equipment & Instruments - 3.4%
Arrow Electronics, Inc.*	14,348	800,618
Avnet, Inc.	20,501	842,796
Belden, Inc.	6,395	519,466
Cognex Corp.	13,065	628,426
FEI Co.	6,286	521,298
Ingram Micro, Inc., Class A*	23,431	586,478
IPG Photonics Corp.*	5,366	457,049
Jabil Circuit, Inc.	29,047	618,411
Keysight Technologies, Inc.*	25,323	789,824
Knowles Corp.*	12,663	229,200
National Instruments Corp.	15,217	448,293
Tech Data Corp.*	5,510	317,156
Trimble Navigation Ltd.*	38,962	914,049
Vishay Intertechnology, Inc.	20,202	235,959
Zebra Technologies Corp., Class A*	7,756	861,304
		8,770,327

Energy Equipment & Services - 2.0%
Atwood Oceanics, Inc.	8,854	234,100
Dresser-Rand Group, Inc.*	11,525	981,700
Dril-Quip, Inc.*	5,803	436,676
Helix Energy Solutions Group, Inc.*	14,617	184,613
Nabors Industries Ltd.	43,506	627,792

12 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Oceaneering International, Inc.	14,807	689,858
Oil States International, Inc.*	7,736	288,011
Patterson-UTI Energy, Inc.	22,015	414,212
Rowan Co.’s plc, Class A	18,600	392,646
Superior Energy Services, Inc.	22,560	474,662
Tidewater, Inc.	6,928	157,473
Unit Corp.*	6,824	185,067
		5,066,810

Food & Staples Retailing - 0.5%
Casey’s General Stores, Inc.	5,700	545,718
SUPERVALU, Inc.*	30,486	246,632
United Natural Foods, Inc.*	7,517	478,682
		1,271,032

Food Products - 2.1%
Dean Foods Co.	13,920	225,087
Flowers Foods, Inc.	27,702	585,897
Hain Celestial Group, Inc. (The)*	15,385	1,013,256
Ingredion, Inc.	10,749	857,878
Lancaster Colony Corp.	2,854	259,286
Post Holdings, Inc.*	8,224	443,520
Tootsie Roll Industries, Inc.	3,052	98,610
TreeHouse Foods, Inc.*	6,433	521,266
WhiteWave Foods Co. (The)*	26,222	1,281,731
		5,286,531

Gas Utilities - 1.4%
Atmos Energy Corp.	15,154	777,097
National Fuel Gas Co.	12,668	746,018
ONE Gas, Inc.	7,886	335,628
Questar Corp.	26,382	551,648
UGI Corp.	25,975	894,839
WGL Holdings, Inc.	7,475	405,818
		3,711,048

Health Care Equipment & Supplies - 3.4%
Align Technology, Inc.*	10,921	684,856
Cooper Co.’s, Inc. (The)	7,259	1,291,884
Halyard Health, Inc.*	7,000	283,500
Hill-Rom Holdings, Inc.	8,521	462,946
Hologic, Inc.*	36,614	1,393,529
IDEXX Laboratories, Inc.*	14,108	904,887
ResMed, Inc.	21,129	1,191,042
Sirona Dental Systems, Inc.*	8,352	838,708
STERIS Corp.	8,956	577,125
Teleflex, Inc.	6,230	843,853
Thoratec Corp.*	8,086	360,393
		8,832,723

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	SHARES	VALUE ($)
Health Care Providers & Services - 3.2%
Centene Corp.*	17,862	1,436,105
Community Health Systems, Inc.*	17,699	1,114,506
Health Net, Inc.*	11,567	741,676
LifePoint Hospitals, Inc.*	6,624	575,957
Mednax, Inc.*	14,025	1,039,393
Molina Healthcare, Inc.*	6,000	421,800
Omnicare, Inc.	14,528	1,369,264
Owens & Minor, Inc.	9,333	317,322
VCA, Inc.*	12,368	672,881
WellCare Health Plans, Inc.*	6,604	560,217
		8,249,121

Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc.*	25,495	348,772
HMS Holdings Corp.*	13,277	227,966
		576,738

Hotels, Restaurants & Leisure - 1.7%
Brinker International, Inc.	9,167	528,478
Buffalo Wild Wings, Inc.*	2,838	444,686
Cheesecake Factory, Inc. (The)	6,843	373,183
Domino’s Pizza, Inc.	8,276	938,498
Dunkin’ Brands Group, Inc.	14,500	797,500
International Speedway Corp., Class A	4,137	151,704
Panera Bread Co., Class A*	3,805	665,000
Wendy’s Co. (The)	40,843	460,709
		4,359,758

Household Durables - 1.8%
Jarden Corp.*	26,854	1,389,694
KB Home	13,594	225,660
MDC Holdings, Inc.	5,956	178,501
NVR, Inc.*	579	775,860
Tempur Sealy International, Inc.*	9,151	603,051
Toll Brothers, Inc.*	24,030	917,706
Tupperware Brands Corp.	7,514	484,954
		4,575,426

Household Products - 0.6%
Church & Dwight Co., Inc.	19,667	1,595,584

Independent Power and Renewable Electricity Producers - 0.1%
Talen Energy Corp.*	12,400	212,784

Industrial Conglomerates - 0.4%
Carlisle Co.’s, Inc.	9,798	980,976

14 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Insurance - 4.8%
Alleghany Corp.*	2,406	1,127,837
American Financial Group, Inc.	11,018	716,611
Arthur J. Gallagher & Co.	25,184	1,191,203
Aspen Insurance Holdings Ltd.	9,356	448,152
Brown & Brown, Inc.	17,318	569,069
CNO Financial Group, Inc.	29,531	541,894
Everest Re Group Ltd.	6,662	1,212,551
First American Financial Corp.	16,203	602,914
Hanover Insurance Group, Inc. (The)	6,660	493,040
HCC Insurance Holdings, Inc.	14,350	1,102,654
Kemper Corp.	7,405	285,463
Mercury General Corp.	5,370	298,840
Old Republic International Corp.	36,085	564,008
Primerica, Inc.	7,812	356,930
Reinsurance Group of America, Inc.	9,926	941,680
RenaissanceRe Holdings Ltd.	6,880	698,389
StanCorp Financial Group, Inc.	6,335	478,989
WR Berkley Corp.	14,976	777,704
		12,407,928

Internet & Catalog Retail - 0.1%
HSN, Inc.	4,800	336,912

Internet Software & Services - 0.3%
Rackspace Hosting, Inc.*	17,775	661,052

IT Services - 3.2%
Acxiom Corp.*	11,722	206,073
Broadridge Financial Solutions, Inc.	17,975	898,930
Convergys Corp.	15,004	382,452
CoreLogic, Inc.*	13,498	535,736
DST Systems, Inc.	4,237	533,777
Gartner, Inc.*	12,457	1,068,561
Global Payments, Inc.	9,965	1,030,879
Jack Henry & Associates, Inc.	12,293	795,357
Leidos Holdings, Inc.	9,370	378,267
MAXIMUS, Inc.	9,901	650,793
NeuStar, Inc., Class A*	8,302	242,501
Science Applications International Corp.	5,907	312,185
VeriFone Systems, Inc.*	17,099	580,682
WEX, Inc.*	5,832	664,673
		8,280,866

Leisure Products - 1.0%
Brunswick Corp.	13,954	709,700
Polaris Industries, Inc.	9,172	1,358,465
Vista Outdoor, Inc.*	9,488	426,011
		2,494,176

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	SHARES	VALUE ($)
Life Sciences - Tools & Services - 1.1%
Bio-Rad Laboratories, Inc., Class A*	3,065	461,620
Bio-Techne Corp.	5,582	549,659
Charles River Laboratories International, Inc.*	7,114	500,399
Mettler-Toledo International, Inc.*	4,194	1,432,083
		2,943,761

Machinery - 4.2%
AGCO Corp.	12,095	686,754
CLARCOR, Inc.	7,547	469,725
Crane Co.	7,332	430,608
Donaldson Co., Inc.	19,090	683,422
Graco, Inc.	8,868	629,894
IDEX Corp.	11,673	917,264
ITT Corp.	13,467	563,459
Kennametal, Inc.	11,887	405,585
Lincoln Electric Holdings, Inc.	11,334	690,127
Nordson Corp.	8,483	660,741
Oshkosh Corp.	11,849	502,161
SPX Corp.	6,161	445,995
Terex Corp.	15,936	370,512
The Timken Co.	10,882	397,955
Trinity Industries, Inc.	23,401	618,488
Valmont Industries, Inc.	3,532	419,849
Wabtec Corp.	14,483	1,364,878
Woodward, Inc.	8,626	474,344
		10,731,761

Marine - 0.2%
Kirby Corp.*	8,389	643,101

Media - 1.4%
AMC Networks, Inc., Class A*	8,888	727,483
Cinemark Holdings, Inc.	15,654	628,821
DreamWorks Animation SKG, Inc., Class A*	10,941	288,624
John Wiley & Sons, Inc., Class A	6,943	377,491
Live Nation Entertainment, Inc.*	21,810	599,557
Meredith Corp.	5,397	281,453
New York Times Co., Class A	19,669	268,482
Time, Inc.	16,423	377,893
		3,549,804

Metals & Mining - 1.5%
Carpenter Technology Corp.	7,558	292,343
Commercial Metals Co.	17,437	280,387
Compass Minerals International, Inc.	4,994	410,207
Reliance Steel & Aluminum Co.	11,139	673,687
Royal Gold, Inc.	9,776	602,104
Steel Dynamics, Inc.	36,309	752,141

16 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
TimkenSteel Corp.	5,707	154,032
United States Steel Corp.	21,600	445,392
Worthington Industries, Inc.	7,253	218,025
		3,828,318

Multi-Utilities - 0.9%
Alliant Energy Corp.	16,941	977,835
Black Hills Corp.	6,606	288,352
MDU Resources Group, Inc.	29,227	570,803
Vectren Corp.	12,281	472,573
		2,309,563

Multiline Retail - 0.3%
Big Lots, Inc.	8,035	361,495
J.C. Penney Co., Inc.*	45,388	384,436
		745,931

Oil, Gas & Consumable Fuels - 2.3%
California Resources Corp.	46,378	280,123
Denbury Resources, Inc.	53,121	337,850
Energen Corp.	11,819	807,238
Gulfport Energy Corp.*	15,993	643,718
HollyFrontier Corp.	29,477	1,258,373
QEP Resources, Inc.	23,800	440,538
Rosetta Resources, Inc.*	11,351	262,662
SM Energy Co.	9,986	460,554
Western Refining, Inc.	10,728	467,956
World Fuel Services Corp.	10,719	513,976
WPX Energy, Inc.*	30,701	377,008
		5,849,996

Paper & Forest Products - 0.3%
Domtar Corp.	9,478	392,389
Louisiana-Pacific Corp.*	21,361	363,778
		756,167

Personal Products - 0.6%
Avon Products, Inc.	65,356	409,129
Edgewell Personal Care Co.	9,339	1,228,545
		1,637,674

Pharmaceuticals - 0.2%
Akorn, Inc.*	11,835	516,716

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 17

	SHARES	VALUE ($)
Professional Services - 1.2%
CEB, Inc.	4,992	434,604
FTI Consulting, Inc.*	6,201	255,729
Manpowergroup, Inc.	11,771	1,052,092
Towers Watson & Co., Class A	10,395	1,307,691
		3,050,116

Real Estate Investment Trusts - 8.5%
Alexandria Real Estate Equities, Inc.	10,829	947,104
American Campus Communities, Inc.	16,865	635,642
BioMed Realty Trust, Inc.	30,266	585,344
Camden Property Trust	13,036	968,314
Communications Sales & Leasing, Inc.	17,973	444,293
Corporate Office Properties Trust	14,176	333,703
Corrections Corp. of America	17,557	580,786
Douglas Emmett, Inc.	20,712	557,981
Duke Realty Corp.	51,825	962,390
Equity One, Inc.	12,036	280,920
Extra Space Storage, Inc.	16,622	1,084,087
Federal Realty Investment Trust	10,322	1,322,145
Highwoods Properties, Inc.	13,968	558,022
Home Properties, Inc.	8,687	634,585
Hospitality Properties Trust	22,541	649,632
Kilroy Realty Corp.	13,203	886,581
Lamar Advertising Co., Class A	12,065	693,496
LaSalle Hotel Properties	16,974	601,898
Liberty Property Trust	22,383	721,180
Mack-Cali Realty Corp.	12,379	228,145
Mid-America Apartment Communities, Inc.	11,319	824,136
National Retail Properties, Inc.	20,095	703,526
Omega Healthcare Investors, Inc.	24,112	827,765
Potlatch Corp.	5,968	210,790
Rayonier, Inc.	18,833	481,183
Regency Centers Corp.	14,150	834,567
Senior Housing Properties Trust	35,325	619,954
Tanger Factory Outlet Centers, Inc.	14,371	455,561
Taubman Centers, Inc.	9,268	644,126
UDR, Inc.	38,900	1,245,967
Urban Edge Properties	13,878	288,524
Weingarten Realty Investors	17,093	558,770
WP GLIMCHER, Inc.	27,362	370,208
		21,741,325

Real Estate Management & Development - 0.6%
Alexander & Baldwin, Inc.	6,827	268,984
Jones Lang LaSalle, Inc.	6,740	1,152,540
		1,421,524

18 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Road & Rail - 0.9%
Con-way, Inc.	8,511	326,567
Genesee & Wyoming, Inc., Class A*	7,708	587,195
Landstar System, Inc.	6,734	450,303
Old Dominion Freight Line, Inc.*	10,205	700,114
Werner Enterprises, Inc.	6,550	171,938
		2,236,117

Semiconductors & Semiconductor Equipment - 2.0%
Advanced Micro Devices, Inc.*	94,503	226,807
Atmel Corp.	62,574	616,667
Cree, Inc.*	16,362	425,903
Cypress Semiconductor Corp.*	49,770	585,295
Fairchild Semiconductor International, Inc.*	17,459	303,437
Integrated Device Technology, Inc.*	22,019	477,812
Intersil Corp., Class A	19,496	243,895
Silicon Laboratories, Inc.*	5,956	321,684
SunEdison, Inc.*	43,713	1,307,456
Teradyne, Inc.	32,171	620,579
		5,129,535

Software - 5.0%
ACI Worldwide, Inc.*	17,420	428,009
Advent Software, Inc.	6,795	300,407
ANSYS, Inc.*	13,512	1,232,835
Cadence Design Systems, Inc.*	43,945	863,959
CDK Global, Inc.	24,039	1,297,625
Commvault Systems, Inc.*	6,304	267,353
FactSet Research Systems, Inc.	5,831	947,596
Fair Isaac Corp.	4,656	422,672
Fortinet, Inc.*	21,324	881,321
Informatica Corp.*	15,701	761,027
Manhattan Associates, Inc.*	11,100	662,115
Mentor Graphics Corp.	14,708	388,732
PTC, Inc.*	17,243	707,308
Rovi Corp.*	13,258	211,465
SolarWinds, Inc.*	9,975	460,147
Solera Holdings, Inc.	10,030	446,937
Synopsys, Inc.*	23,255	1,177,866
Tyler Technologies, Inc.*	5,048	653,110
Ultimate Software Group, Inc. (The)*	4,300	706,662
		12,817,146

Specialty Retail - 4.2%
Aaron’s, Inc.	9,524	344,864
Abercrombie & Fitch Co., Class A	10,562	227,189
Advance Auto Parts, Inc.	10,995	1,751,393
American Eagle Outfitters, Inc.	26,373	454,143
ANN, Inc.*	6,897	333,056

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	SHARES	VALUE ($)
Ascena Retail Group, Inc.*	19,699	328,087
Cabela’s, Inc.*	7,117	355,708
Chico’s FAS, Inc.	21,521	357,894
CST Brands, Inc.	11,596	452,940
Dick’s Sporting Goods, Inc.	14,565	754,030
Foot Locker, Inc.	20,971	1,405,267
Guess?, Inc.	9,458	181,310
Murphy USA, Inc.*	6,361	355,071
Office Depot, Inc.*	73,787	638,995
Rent-A-Center, Inc.	7,777	220,478
Signet Jewelers Ltd.	12,053	1,545,677
Williams-Sonoma, Inc.	12,780	1,051,410
		10,757,512

Technology Hardware, Storage & Peripherals - 0.7%
3D Systems Corp.*	15,715	306,757
Diebold, Inc.	9,724	340,340
Lexmark International, Inc., Class A	9,215	407,303
NCR Corp.*	25,358	763,276
		1,817,676

Textiles, Apparel & Luxury Goods - 0.9%
Carter’s, Inc.	7,878	837,432
Deckers Outdoor Corp.*	4,993	359,346
Kate Spade & Co.*	19,154	412,577
Skechers U.S.A., Inc., Class A*	6,000	658,740
		2,268,095

Thrifts & Mortgage Finance - 0.6%
New York Community Bancorp, Inc.	66,533	1,222,876
Washington Federal, Inc.	14,434	337,034
		1,559,910

Trading Companies & Distributors - 0.7%
GATX Corp.	6,660	353,979
MSC Industrial Direct Co., Inc., Class A	7,627	532,136
NOW, Inc.*	15,977	318,102
Watsco, Inc.	4,108	508,324
		1,712,541

Water Utilities - 0.3%
Aqua America, Inc.	26,582	650,993

Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	14,645	430,563

Total Equity Securities (Cost $165,365,060)		241,223,550

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	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 1.6%
SPDR S&P MidCap 400 ETF Trust	15,200	4,152,640

Total Exchange-Traded Products (Cost $3,909,764)		4,152,640

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 4.2%
State Street Bank Time Deposit, 0.088%, 7/1/15	10,664,165	10,664,165

Total Time Deposit (Cost $10,664,165)		10,664,165

U.S. TREASURY OBLIGATIONS - 0.3%
United States Treasury Bills:
0.027%, 7/23/15^	200,000	199,997
0.11%, 7/23/15^	500,000	499,966

Total U.S. Treasury Obligations (Cost $699,963)		699,963

TOTAL INVESTMENTS (Cost $180,638,952) - 100.1%		256,740,318
Other assets and liabilities, net - (0.1)%		(207,716)
NET ASSETS - 100.0%		$256,532,602

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,468,069 shares outstanding	$159,102,732
Class F: 108,955 shares outstanding	9,397,398
Undistributed net investment income	1,420,735
Accumulated net realized gain (loss)	10,644,621
Net unrealized appreciation (depreciation)	75,967,116

NET ASSETS	$256,532,602

NET ASSET VALUE PER SHARE
Class I (based on net assets of $245,538,823)	$99.49
Class F (based on net assets of $10,993,779)	$100.90

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini S&P 400 Index^	75	9/15	$11,235,750	($134,250)
See notes to financial statements.

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^	Futures collateralized by $700,000 par value of the U.S. Treasury Bills.
*	Non-income producing security.
(b)	This security was valued under the direction of the Board of Directors. See Note A.

Abbreviations:
ETF:	Exchange Traded Fund
LLC:	Limited Liability Corporation
plc:	Public Limited Company
See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$1,895,398
Interest income	3,410
Total investment income	1,898,808

Expenses:
Investment advisory fee	382,550
Administrative fees	127,517
Transfer agency fees and expenses	16,292
Distribution Plan expenses:
Class F	9,796
Directors’ fees and expenses	20,893
Accounting fees	22,614
Custodian fees	29,876
Professional fees	27,045
Reports to shareholders	28,097
Miscellaneous	31,540
Total expenses	696,220
NET INVESTMENT INCOME	1,202,588

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	11,423,879
Futures	394,070
11,817,949

Change in unrealized appreciation (depreciation) on:
Investments	(2,980,494)
Futures	(304,355)
(3,284,849)

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,533,100

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,735,688

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$1,202,588	$2,484,952
Net realized gain (loss)	11,817,949	20,531,619
Change in unrealized appreciation (depreciation)	(3,284,849)	(1,034,932)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,735,688	21,981,639

Distributions to shareholders from:
Net investment income:
Class I shares	—	(2,334,748)
Class F shares	—	(50,505)
Net realized gain:
Class I shares	—	(19,263,615)
Class F shares	—	(677,145)
Total distributions	—	(22,326,013)

Capital share transactions:
Shares sold:
Class I shares	10,342,672	18,850,465
Class F shares	2,510,182	2,499,561
Reinvestment of distributions:
Class I shares	—	21,598,364
Class F shares	—	727,650
Shares redeemed:
Class I shares	(16,144,993)	(43,161,985)
Class F shares	(441,219)	(690,344)
Total capital share transactions	(3,733,358)	(176,289)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,002,330	(520,663)

NET ASSETS
Beginning of period	250,530,272	251,050,935
End of period (including undistributed net investment income of $1,420,735 and $218,147, respectively)	$256,532,602	$250,530,272

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	103,586	189,362
Class F shares	24,802	24,802
Reinvestment of distributions:
Class I shares	—	223,239
Class F shares	—	7,407
Shares redeemed:
Class I shares	(162,681)	(433,723)
Class F shares	(4,334)	(6,900)
Total capital share activity	(38,627)	4,187

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.
The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For

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restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Exchange traded products and closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, securities valued at $0, or 0% of net assets, were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3		Total
Equity Securities*	$241,223,550	$—	$0	**	$241,223,550
Exchange-Traded Products	4,152,640	—	—		4,152,640
Time Deposit	—	10,664,165	—		10,664,165
U.S. Treasury Obligations		699,963			699,963
TOTAL	$245,376,190	$11,364,128	$0	**	$256,740,318
Other financial instruments***	($134,250)	$—	$—		($134,250)
* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
** Level 3 securities are valued at $0 and represent 0.0% of net assets.
*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, or to provide market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.
During the six months ended June 30, 2015, the Fund invested in E-Mini S&P 400 Index futures.
The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	57

* Averages are based on activity levels during the six months ended June 30, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allowed to each class in proportion to their relative net assets.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates.
For its services, the Advisor receives an annual fee, payable monthly, of .30%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $64,503 was payable at period end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap are .81% for Class F and .57% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $21,501 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed .20% annually of the average daily net assets of Class F. Under the terms of the agreement, $1,808 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $9,425 for the period ended June 30, 2015. Under the terms of the agreement, $1,585 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $19,686,844 and $19,861,813, respectively.

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CAPITAL LOSS CARRYFORWARD
EXPIRATION DATE
31-Dec-15 ($2,784,552)
31-Dec-16 (2,327,755)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$84,223,751
Unrealized (depreciation)	(8,068,173)
Net unrealized appreciation/(depreciation)	$76,155,578

Federal income tax cost of investments	$180,584,740
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
CLASS I SHARES	2015 (z)		2014 (z)	2013 (z)	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$95.73		$96.10	$75.22	$66.38	$68.39	$54.66
Income from investment operations:
Net investment income	0.47		1.00	0.88	0.86	0.59	0.59
Net realized and unrealized gain (loss)	3.29		7.99	23.70	10.58	(2.12)	13.61
Total from investment operations	3.76		8.99	24.58	11.44	(1.53)	14.20
Distributions from:
Net investment income	—		(1.01)	(0.82)	(0.72)	(0.48)	(0.47)
Net realized gain	—		(8.35)	(2.88)	(1.88)	—	—
Total distributions	—		(9.36)	(3.70)	(2.60)	(0.48)	(0.47)
Total increase (decrease) in net asset value	3.76		(0.37)	20.88	8.84	(2.01)	13.73
Net asset value, ending	$99.49		$95.73	$96.10	$75.22	$66.38	$68.39

Total return*	3.93%		9.25%	32.82%	17.31%	(2.24)%	25.98%
Ratios to average net assets: A
Net investment income	0.95	% (a)	1.01%	1.00%	1.17%	0.85%	1.00%
Total expenses	0.54	% (a)	0.53%	0.52%	0.53%	0.56%	0.59%
Expenses before offsets	0.54	% (a)	0.53%	0.52%	0.53%	0.55%	0.55%
Net expenses	0.54	% (a)	0.53%	0.52%	0.53%	0.55%	0.55%
Portfolio turnover	8%		14%	12%	10%	16%	17%
Net assets, ending (in thousands)	$245,539		$241,929	$244,903	$188,872	$178,563	$177,819

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
CLASS F SHARES	2015 (z)		2014 (z)	2013 (z)	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$97.20		$97.32	$76.04	$67.03	$69.00	$55.10
Income from investment operations:
Net investment income	0.37		0.81	0.65	0.71	0.44	0.46
Net realized and unrealized gain (loss)	3.33		8.04	23.94	10.64	(2.14)	13.70
Total from investment operations	3.70		8.85	24.59	11.35	(1.70)	14.16
Distributions from:
Net investment income	—		(0.62)	(0.43)	(0.46)	(0.27)	(0.26)
Net realized gain	—		(8.35)	(2.88)	(1.88)	—	—
Total distributions	—		(8.97)	(3.31)	(2.34)	(0.27)	(0.26)
Total increase (decrease) in net asset value	3.70		(0.12)	21.28	9.01	(1.97)	13.90
Net asset value, ending	$100.90		$97.20	$97.32	$76.04	$67.03	$69.00

Total return*	3.81%		9.00%	32.47%	16.99%	(2.47)%	25.70%
Ratios to average net assets: A
Net investment income	0.74	% (a)	0.81%	0.73%	0.95%	0.63%	0.77%
Total expenses	0.76	% (a)	0.75%	0.90%	0.86%	0.93%	1.02%
Expenses before offsets	0.76	% (a)	0.75%	0.81%	0.80%	0.79%	0.79%
Net expenses	0.76	% (a)	0.75%	0.81%	0.80%	0.79%	0.79%
Portfolio turnover	8%		14%	12%	10%	16%	17%
Net assets, ending (in thousands)	$10,994		$8,601	$6,148	$2,677	$1,698	$1,183

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

32 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Calvert VP NASDAQ 100 Index Portfolio
Semi-Annual Report June 30, 2015

4	President’s Letter
6	Manager Commentary
8	Shareholder Expense Example
9	Statement of Net Assets
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Notes to Financial Statements
21	Financial Highlights
22	Explanation of Financial Tables
23	Proxy Voting
23	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

4 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 5

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor
Performance
For the six months ended June 30, 2015, the Calvert VP Nasdaq 100 Index Portfolio returned 4.06 percent, compared with the NASDAQ 100 Total Return Index, which returned 4.42 percent. The underperformance relative to the Index was largely attributable to operating expenses, which the Index does not incur.
Investment Process
The Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the NASDAQ 100 Index. In pursuit of this objective, the Portfolio employs a passive management approach. It buys and sells securities only to replicate the underlying Index. NASDAQ will make changes to the Index occasionally due to corporate actions, mergers and acquisitions, and other discretionary considerations.
Market Review
The U.S. unemployment rate continued to decline during the period, indicating a measure of strengthening in the economy. Meanwhile, the European Central Bank’s January announcement that it would begin quantitative easing with a 60 billion euro purchase of bonds each month began to give a boost to European economies.
Despite the improving U.S. labor market, however, growth in the U.S., as represented by GDP, was tepid. While more people were working, the prevalence of poor quality jobs, either low paying, part time, or both, put a damper on economic growth. In addition, data indicated a slowdown in manufacturing, declining business spending, unimpressive retail sales, and a mixed housing picture.
Nevertheless, there were sufficient positive indicators to keep the Federal Reserve poised to begin raising interest rates, possibly as early as the fourth quarter. This led to an uptick in interest rates for all maturities, a steepening of the yield curve, and increased volatility as the market reacted to successive events as if they were predictors of when the hikes might actually occur.
Portfolio Strategy
During the period, the consumer discretionary sector, advancing 10.64 percent, was the top performing Index sector. A number of stocks in the sector, including Netflix, Amazon, and Starbucks, produced outsized returns during the period, which enabled the sector to lead the way.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)

Six month*	4.06%
One year	14.82%
Five year	21.05%
Ten year	11.69%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.63%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* Total Return is not annualized for periods of less than one year.

6 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

Industrials, weighed down by American Airlines, which lost 25 percent during the period and accounted for roughly 33 percent of the sector’s assets, was the worst performing sector. Industrials as a whole declined 10.19 percent in the period. The airlines industry as a whole performed poorly as potential new U.S. Environmental Protection Agency rules that would increase costs for airlines and new concerns about potential security weaknesses weighed on the industry.
Since the Portfolio is relatively more concentrated, individual stock movements can have a larger impact on overall performance, particularly if the stock holds a significant weight in the sector.
In the Index, the technology sector had the largest weight, at 55 percent. Materials had the smallest weight, at 0.5 percent. The Index excludes the financial sector from its holdings.
Outlook
We see the U.S. economy accelerating in the second half of the year, in a similar pattern to that we observed in 2014 after a tough first quarter caused by severe weather. Lower oil prices will also provide an economic boost.
Despite being positive on the U.S. economy in the medium to long run, we continue to be concerned about potential market jitters in the short term. Recent macroeconomic data have indicated softness globally, and stock investors around the world are starting to get nervous about rich valuations across many risky asset categories, including equities. Some of the negative catalysts currently in the system, such as uncertainty about Greece’s status in the eurozone and a potential bubble burst in China, make markets more vulnerable to shocks given current valuations.
We continue to be concerned that concurrent easing efforts in multiple global economies in Europe and Asia will be less potent than that carried out in the U.S. in response to the financial crisis because these efforts will cancel each other out to some extent. As such, market enthusiasm for global easing may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies.
With lower commodity prices, a strong dollar, and little wage growth, inflation in the U.S. is likely to remain at historically low levels for some time to come, while deflationary pressures continue globally.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	18.5%
Consumer Staples	5.9%
Exchange-Traded Products	2.4%
Government	0.2%
Health Care	14.6%
Industrials	1.9%
Information Technology	51.7%
Materials	0.3%
Short-Term Investments	3.8%
Telecommunication Services	0.7%
Total	100%

We continue to be less aggressive than consensus with respect to the timing of a Fed rate hike, believing that hikes are more likely to occur in December or early 2016 than earlier. Equally as important, we continue to believe that when the Fed does raise rates, it will be focused as much on resulting rate volatility as on the level of interest rates, with the tightening process likely to be slow and gradual. We expect market volatility to pick up as we approach this inevitability, especially among higher-priced securities and sectors with above-average multiples.
July 2015

As of June 30, 2015, the following companies represented the following percentages of net assets: Netflix 0.73%, Amazon 3.74%, Starbucks 1.48%, and American Airlines 0.51%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Actual	0.61%	$1,000.00	$1,040.60	$3.09
Hypothetical (5% return per year before expenses)	0.61%	$1,000.00	$1,021.77	$3.06
* Expenses are equal to the Portfolio’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES - 93.4%
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	2,407	150,173
Expeditors International of Washington, Inc.	3,151	145,277
		295,450

Airlines - 0.5%
American Airlines Group, Inc.	11,449	457,216

Automobiles - 0.6%
Tesla Motors, Inc.*	2,067	554,493

Beverages - 0.4%
Monster Beverage Corp.*	2,756	369,359

Biotechnology - 11.0%
Alexion Pharmaceuticals, Inc.*	3,338	603,410
Amgen, Inc.	12,551	1,926,830
Biogen, Inc.*	3,881	1,567,691
Celgene Corp.*	13,157	1,522,725
Gilead Sciences, Inc.	24,262	2,840,595
Regeneron Pharmaceuticals, Inc.*	1,670	851,917
Vertex Pharmaceuticals, Inc.*	3,978	491,204
		9,804,372

Chemicals - 0.3%
Sigma-Aldrich Corp.	1,963	273,544

Commercial Services & Supplies - 0.2%
Stericycle, Inc.*	1,396	186,938

Communications Equipment - 4.5%
Cisco Systems, Inc.	83,891	2,303,647
QUALCOMM, Inc.	26,909	1,685,310
		3,988,957

Food & Staples Retailing - 3.1%
Costco Wholesale Corp.	7,239	977,699
Walgreens Boots Alliance, Inc.	17,913	1,512,574
Whole Foods Market, Inc.	5,929	233,840
		2,724,113

Food Products - 2.4%
Keurig Green Mountain, Inc.	2,767	212,035
Kraft Foods Group, Inc.	9,763	831,222
Mondelez International, Inc., Class A	27,107	1,115,182
		2,158,439

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	SHARES	VALUE ($)
Health Care Equipment & Supplies - 0.3%
Intuitive Surgical, Inc.*	601	291,184

Health Care Providers & Services - 1.7%
Catamaran Corp.*	3,395	207,367
Express Scripts Holding Co.*	11,946	1,062,477
Henry Schein, Inc.*	1,377	195,699
		1,465,543

Health Care Technology - 0.4%
Cerner Corp.*	5,630	388,808

Hotels, Restaurants & Leisure - 2.1%
Marriott International, Inc., Class A	4,545	338,103
Starbucks Corp.	24,644	1,321,288
Wynn Resorts Ltd.	1,690	166,752
		1,826,143

Household Durables - 0.2%
Garmin Ltd.	3,152	138,467

Internet & Catalog Retail - 6.1%
Amazon.com, Inc.*	7,687	3,336,850
Liberty Interactive Corp.*	7,322	203,185
Liberty Ventures*	2,262	88,829
Netflix, Inc.*	994	652,998
Priceline Group, Inc. (The)*	854	983,270
TripAdvisor, Inc.*	2,161	188,310
		5,453,442

Internet Software & Services - 13.0%
Akamai Technologies, Inc.*	2,925	204,224
Baidu, Inc. (ADR)*	4,553	906,411
eBay, Inc.*	19,886	1,197,933
Facebook, Inc., Class A*	37,122	3,183,768
Google, Inc.:
Class A*	4,760	2,570,590
Class C*	5,658	2,945,046
Yahoo!, Inc.*	15,384	604,437
		11,612,409

IT Services - 2.1%
Automatic Data Processing, Inc.	7,809	626,516
Cognizant Technology Solutions Corp., Class A*	10,018	612,000
Fiserv, Inc.*	3,923	324,942
Paychex, Inc.	5,968	279,780
		1,843,238

Leisure Products - 0.2%
Mattel, Inc.	5,655	145,277

10 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Life Sciences - Tools & Services - 0.6%
Illumina, Inc.*	2,363	515,985

Machinery - 0.4%
PACCAR, Inc.	5,826	371,757

Media - 7.6%
Charter Communications, Inc.*	1,836	314,415
Comcast Corp.	6,292	377,143
Comcast Corp., Class A	35,023	2,106,283
DIRECTV*	8,263	766,724
Discovery Communications, Inc.:
Class A*	2,448	81,420
Class C*	4,668	145,081
DISH Network Corp.*	3,671	248,563
Liberty Global plc:
Class A*	4,130	223,309
Series C*	10,283	520,628
Liberty Media Corp.:
Class A*	1,744	62,854
Class C*	3,833	137,605
Sirius XM Holdings, Inc.*	92,487	344,977
Twenty-First Century Fox, Inc.	13,123	422,823
Twenty-First Century Fox, Inc., Class A	20,783	676,383
Viacom, Inc., Class B	5,837	377,304
		6,805,512

Multiline Retail - 0.3%
Dollar Tree, Inc.*	3,380	266,986

Pharmaceuticals - 0.6%
Mylan NV*	8,033	545,119

Professional Services - 0.2%
Verisk Analytics, Inc.*	2,793	203,219

Semiconductors & Semiconductor Equipment - 7.8%
Altera Corp.	4,945	253,184
Analog Devices, Inc.	5,121	328,692
Applied Materials, Inc.	20,192	388,090
Avago Technologies Ltd.	4,213	560,034
Broadcom Corp., Class A	9,123	469,743
Intel Corp.	78,316	2,381,981
KLA-Tencor Corp.	2,673	150,249
Lam Research Corp.	2,618	212,974
Linear Technology Corp.	3,931	173,868
Micron Technology, Inc.*	17,704	333,543
NVIDIA Corp.	9,096	182,921

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	SHARES	VALUE ($)
NXP Semiconductors NV*	4,152	407,727
Texas Instruments, Inc.	17,209	886,436
Xilinx, Inc.	4,296	189,711
		6,919,153

Software - 9.8%
Activision Blizzard, Inc.	12,000	290,520
Adobe Systems, Inc.*	8,232	666,874
Autodesk, Inc.*	3,788	189,684
CA, Inc.	7,277	213,143
Check Point Software Technologies Ltd.*	3,021	240,321
Citrix Systems, Inc.*	2,627	184,310
Electronic Arts, Inc.*	5,095	338,817
Intuit, Inc.	4,548	458,302
Microsoft Corp.	133,545	5,896,012
Symantec Corp.	11,214	260,726
		8,738,709

Specialty Retail - 1.4%
Bed Bath & Beyond, Inc.*	2,830	195,213
O’Reilly Automotive, Inc.*	1,670	377,387
Ross Stores, Inc.	6,852	333,076
Staples, Inc.	10,523	161,107
Tractor Supply Co.	2,238	201,286
		1,268,069

Technology Hardware, Storage & Peripherals - 14.4%
Apple, Inc.	95,028	11,918,887
NetApp, Inc.	5,123	161,682
SanDisk Corp.	3,501	203,828
Seagate Technology plc	5,396	256,310
Western Digital Corp.	3,797	297,761
		12,838,468

Trading Companies & Distributors - 0.2%
Fastenal Co.	4,856	204,826

Wireless Telecommunication Services - 0.7%
SBA Communications Corp.*	2,152	247,415
VimpelCom Ltd. (ADR)	29,571	146,968
Vodafone Group plc (ADR)	7,084	258,212
		652,595

Total Equity Securities (Cost $42,351,877)		83,307,790

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	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 2.4%
Powershares QQQ Trust, Series 1	19,500	2,087,865

Total Exchange-Traded Products (Cost $2,036,475)		2,087,865

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 3.7%
State Street Bank Time Deposit, 0.088%, 7/1/15	3,327,704	3,327,704

Total Time Deposit (Cost $3,327,704)		3,327,704

U.S. TREASURY OBLIGATIONS - 0.2%
United States Treasury Bills, 0.11%, 7/23/15^	200,000	199,987

Total U.S. Treasury Obligations (Cost $199,987)		199,987

TOTAL INVESTMENTS (cost $47,916,043) - 99.7%		88,923,346
Other assets and liabilities, net - 0.3%		276,394
NET ASSETS - 100.0%		$89,199,740

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,880,356 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized	$44,664,059
Undistributed net investment income	331,506
Accumulated net realized gain (loss)	3,233,252
Net unrealized appreciation (depreciation)	40,970,923

NET ASSETS	$89,199,740

NET ASSET VALUE PER SHARE	$47.44

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini NASDAQ 100 Index^	40	9/15	$3,512,200	($36,380)

^	Futures collateralized by $200,000 par value of U.S. Treasury Bills.
*	Non-income producing security.

Abbreviations:
ADR:	American Depositary Receipts
plc:	Public Limited Company
See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$545,354
Interest income	1,049
Total investment income	546,403

Expenses:
Investment advisory fee	150,271
Administrative fees	42,935
Transfer agency fees and expenses	5,642
Directors’ fees and expenses	6,804
Accounting fees	9,749
Custodian fees	10,042
Professional fees	13,720
Reports to shareholders	13,883
Miscellaneous	10,637
Total expenses	263,683
NET INVESTMENT INCOME	282,720

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,707,145
Futures	26,903
1,734,048

Change in unrealized appreciation (depreciation) on:
Investments	1,333,845
Futures	(26,010)
1,307,835

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,041,883

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,324,603

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$282,720	$851,332
Net realized gain (loss)	1,734,048	7,737,751
Change in unrealized appreciation (depreciation)	1,307,835	5,071,065

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,324,603	13,660,148

Distributions to shareholders from:
Net investment income	—	(915,724)
Net realized gain	—	(7,949,781)
Total distributions	—	(8,865,505)

Capital share transactions:
Shares sold	8,705,300	8,706,637
Reinvestment of distributions	—	8,865,505
Shares redeemed	(5,527,427)	(20,443,966)
Total capital share transactions	3,177,873	(2,871,824)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,502,476	1,922,819

NET ASSETS
Beginning of period	82,697,264	80,774,445
End of period (including undistributed net investment income of $331,506 and $48,786, respectively)	$89,199,740	$82,697,264

CAPITAL SHARE ACTIVITY
Shares sold	184,062	184,533
Reinvestment of distributions	—	192,394
Shares redeemed	(117,800)	(442,114)
Total capital share activity	66,262	(65,187)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

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Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, no securities were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES*	Level 1	Level 2	Level 3	Total
Equity Securities	$83,307,790	$—	$—	$83,307,790
Exchange Traded Products	2,087,865	—	—	2,087,865
Time Deposit	—	3,327,704	—	3,327,704
U.S. Treasury Obligations	—	199,987	—	199,987
TOTAL	$85,395,655	$3,527,691	$—	$88,923,346
Other financial instruments**	($36,380)	$—	$—	($36,380)
* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.
Futures Contracts: The Portfolio may purchase and sell futures contracts when, in the judgment of the Advisor, such a position acts as a hedge, or to provide market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.
During the six months ended June 30, 2015, the Portfolio invested in E-Mini NASDAQ 100 Index futures. The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	30

*Averages are based on activity levels during the six months ended June 30, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of

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exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets. Under the terms of the agreement, $25,958 was payable at period end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is .69%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $7,417 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $3,119 for the period ended June 30, 2015. Under the terms of the agreement, $534 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,496,892 and $2,834,211, respectively.
As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$41,678,413
Unrealized (depreciation)	(704,183)
Net unrealized appreciation/(depreciation)	$40,974,230

Federal income tax cost of investments	$47,949,116

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NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
	2015 (z)		2014	2013	2012	2011	2010
Net asset value, beginning	$45.59		$42.98	$32.57	$29.67	$30.46	$25.51
Income from investment operations:
Net investment income	0.15		0.53	0.32	0.28	0.09	0.06
Net realized and unrealized gain (loss)	1.70		7.55	11.39	4.90	0.83	4.94
Total from investment operations	1.85		8.08	11.71	5.18	0.92	5.00
Distributions from:
Net investment income	—		(0.57)	(0.32)	(0.24)	(0.09)	(0.05)
Net realized gain	—		(4.90)	(0.98)	(2.04)	(1.62)	—
Total distributions	—		(5.47)	(1.30)	(2.28)	(1.71)	(0.05)
Total increase (decrease) in net asset value	1.85		2.61	10.41	2.90	(0.79)	4.95
Net asset value, ending	$47.44		$45.59	$42.98	$32.57	$29.67	$30.46

Total return*	4.06%		18.66%	36.05%	17.62%	3.02%	19.61%
Ratios to average net assets: A
Net investment income	0.66	% (a)	1.07%	0.80%	0.84%	0.27%	0.33%
Total expenses	0.61	% (a)	0.63%	0.61%	0.63%	0.67%	0.68%
Expenses before offsets	0.61	% (a)	0.63%	0.61%	0.63%	0.65%	0.65%
Net expenses	0.61	% (a)	0.63%	0.61%	0.63%	0.65%	0.65%
Portfolio turnover	3%		11%	13%	17%	23%	26%
Net assets, ending (in thousands)	$89,200		$82,697	$80,774	$64,689	$53,984	$60,435

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 23

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Calvert VP Russell 2000 Small Cap Index Portfolio
Semi-Annual Report June 30, 2015

4	President’s Letter
6	Manager Commentary
8	Shareholder Expense Example
9	Schedule of Investments
55	Statement of Assets and Liabilities
56	Statement of Operations
57	Statements of Changes in Net Assets
59	Notes to Financial Statements
64	Financial Highlights
66	Explanation of Financial Tables
67	Proxy Voting
67	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

4 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 5

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor
Performance
In the six months ended June 30, 2015, shares of the Calvert VP Russell 2000 Small Cap Index Portfolio (Class I shares) returned 4.31 percent, compared with the Russell 2000 Small Cap Index return of 4.75 percent. The underperformance relative to the Index was largely attributable to operating expenses, which the Index does not incur.
Investment Process
The Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the Russell 2000 Index. In pursuit of this objective, the Portfolio employs a passive management approach. It buys and sells securities only to replicate the underlying Index. Russell will make changes to the Index occasionally due to corporate actions, mergers and acquisitions, and other discretionary considerations. Russell also completes its annual reconstitution in June, which can significantly alter the membership of the Index.
Market Review
The U.S. unemployment rate continued to decline during the period, indicating a measure of strengthening in the economy. Meanwhile, the European Central Bank’s January announcement that it would begin quantitative easing with a 60 billion euro purchase of bonds each month began to give a boost to European economies.
Despite the improving U.S. labor market, however, growth in the U.S., as represented by GDP, was tepid. While more people were working, the prevalence of poor quality jobs, either low paying, part time, or both, put a damper on economic growth. In addition, data indicated a slowdown in manufacturing, declining business spending, unimpressive retail sales, and a mixed housing picture.
Nevertheless, there were sufficient positive indicators to keep the Federal Reserve poised to begin raising interest rates, possibly as early as the fourth quarter. This led to an uptick in interest rates for all maturities, a steepening of the yield curve, and increased volatility as the market reacted to successive events as if they were predictors of when the hikes might actually occur.
Small-cap stocks outperformed large-caps as both the best and worst performing small-cap sectors significantly outperformed their large cap counterparts. Small-cap health care was aided by strong biotechnology and pharmaceutical firm performance.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)
	Class I	Class F*
Six month**	4.31%	4.19%
One year	5.59%	5.37%
Five year	16.24%	16.00%
Ten year	7.70%	7.48%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.76%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.
** Total Return is not annualized for periods of less than one year.

6 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

Small-cap health care sector appreciation was nearly twice that of large-caps and the small-cap utilities sector lost less than half as much as the large-cap utilities sector.
Portfolio Strategy
Health care was the strongest performing sector in the Index, appreciating 18.85 percent, as providers continued to benefit from the Affordable Care Act. The utilities sector, meanwhile, was the weakest performer, declining 4.74 percent, as rising interest rates weighed on high-yielding utility stocks.
At period end, the financials sector had the largest weight in the Index, at 24.2 percent. Telecommunication services was given the smallest weight, at 0.8 percent.
Outlook
We see the U.S. economy accelerating in the second half of the year, in a similar pattern to that we observed in 2014 after a tough first quarter caused by severe weather. Lower oil prices will also provide an economic boost.
Despite being positive on the U.S. economy in the medium to long run, we continue to be concerned about potential market jitters in the short term. Recent macroeconomic data have indicated softness globally, and stock investors around the world are starting to get nervous about rich valuations across many risky asset categories, including equities. Some of the negative catalysts currently in the system, such as uncertainty about Greece’s status in the eurozone and a potential bubble burst in China, make markets more vulnerable to shocks given current valuations.
We continue to be concerned that concurrent easing efforts in multiple global economies in Europe and Asia will be less potent than that carried out in the U.S. in response to the financial crisis because these efforts will cancel each other out to some extent. As such, market enthusiasm for global easing may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies.
With lower commodity prices, a strong dollar, and little wage growth, inflation in the U.S. is likely to remain at historically low levels for some time to come, while deflationary pressures continue globally. We continue to be less aggressive than consensus with respect to the timing of a Fed rate hike, believing that hikes are more likely to occur in December or early 2016 than earlier. Equally as important, we continue to believe that when the Fed does raise rates, it will be focused as much on resulting rate volatility as on the level of interest rates, with the tightening process likely to be slow and gradual.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	14.3%
Consumer Staples	3.0%
Energy	3.8%
Exchange-Traded Products	1.3%
Financials	23.8%
Government	0.7%
Health Care	15.6%
Industrials	12.6%
Information Technology	16.8%
Materials	3.9%
Short-Term Investments	0.2%
Telecommunication Services	0.8%
Utilities	3.2%
Total	100%

We expect market volatility to pick up as we approach this inevitability, especially among higher-priced securities and sectors with above-average multiples.
July 2015

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 7

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Class I
Actual	0.73%	$1,000.00	$1,043.00	$3.70
Hypothetical (5% return per year before expenses)	0.73%	$1,000.00	$1,021.18	$3.66
Class F
Actual	0.94%	$1,000.00	$1,041.90	$4.76
Hypothetical (5% return per year before expenses)	0.94%	$1,000.00	$1,020.13	$4.71
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

SCHEDULE OF INVESTMENTS
JUNE 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES - 92.2%
Aerospace & Defense - 1.5%
AAR Corp.	2,738	87,260
Aerojet Rocketdyne Holdings, Inc.*	5,118	105,482
Aerovironment, Inc.*	1,707	44,519
American Science & Engineering, Inc.	703	30,798
Astronics Corp.*	1,478	104,775
Cubic Corp.	1,711	81,409
Curtiss-Wright Corp.	3,670	265,855
DigitalGlobe, Inc.*	5,596	155,513
Ducommun, Inc.*	914	23,462
Engility Holdings, Inc.	1,480	37,237
Esterline Technologies Corp.*	2,401	228,911
HEICO Corp.	1,485	86,576
HEICO Corp., Class A	3,080	156,372
KEYW Holding Corp. (The)*	2,749	25,621
KLX, Inc.*	4,071	179,653
Kratos Defense & Security Solutions, Inc.*	3,789	23,871
Moog, Inc., Class A*	2,988	211,192
National Presto Industries, Inc.	420	33,734
Sparton Corp.*	882	24,096
Taser International, Inc.*	4,125	137,404
Teledyne Technologies, Inc.*	2,727	287,726
Vectrus, Inc.*	813	20,219
		2,351,685

Air Freight & Logistics - 0.5%
Air Transport Services Group, Inc.*	4,073	42,726
Atlas Air Worldwide Holdings, Inc.*	1,930	106,073
Echo Global Logistics, Inc.*	2,286	74,661
Forward Air Corp.	2,390	124,901
Hub Group, Inc., Class A*	2,785	112,347
Park-Ohio Holdings Corp.	726	35,182
Radiant Logistics, Inc.*	2,087	15,256
UTi Worldwide, Inc.*	7,123	71,159
XPO Logistics, Inc.*	5,520	249,393
		831,698

Airlines - 0.3%
Allegiant Travel Co.	1,035	184,106
Hawaiian Holdings, Inc.*	3,968	94,240
Republic Airways Holdings, Inc.*	4,602	42,246
SkyWest, Inc.	4,346	65,364
Virgin America, Inc.*	1,944	53,421
		439,377

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 9

	SHARES	VALUE ($)
Auto Components - 1.0%
American Axle & Manufacturing Holdings, Inc.*	6,004	125,544
Cooper Tire & Rubber Co.	4,443	150,307
Cooper-Standard Holding, Inc.*	1,048	64,421
Dana Holding Corp.	12,590	259,102
Dorman Products, Inc.*	2,064	98,370
Drew Industries, Inc.	1,976	114,647
Federal-Mogul Holdings Corp.*	2,583	29,317
Fox Factory Holding Corp.*	1,308	21,033
Gentherm, Inc.*	2,771	152,156
Metaldyne Performance Group, Inc.	1,006	18,259
Modine Manufacturing Co.*	4,047	43,424
Motorcar Parts of America, Inc.*	1,585	47,693
Remy International, Inc.	2,207	48,797
Standard Motor Products, Inc.	1,539	54,050
Stoneridge, Inc.*	2,174	25,457
Strattec Security Corp.	311	21,366
Superior Industries International, Inc.	2,023	37,041
Tenneco, Inc.*	4,735	271,978
Tower International, Inc.*	1,846	48,088
		1,631,050

Automobiles – 0.0%
Winnebago Industries, Inc.	2,078	49,020

Banks - 8.0%
1st Source Corp.	1,148	39,170
Access National Corp.	561	10,906
American National Bankshares, Inc.	705	16,786
Ameris Bancorp	2,665	67,398
Ames National Corp.	756	18,976
Arrow Financial Corp.	984	26,597
Banc of California, Inc.	2,665	36,644
BancFirst Corp.	651	42,608
Banco Latinoamericano de Comercio Exterior S.A.	2,320	74,658
Bancorp, Inc. (The)*	2,534	23,515
BancorpSouth, Inc.	7,451	191,938
Bank of Marin Bancorp	545	27,724
Bank of the Ozarks, Inc.	6,019	275,369
Banner Corp.	1,639	78,557
Bar Harbor Bankshares	461	16,333
BB&T Corp.	1	39
BBCN Bancorp, Inc.	6,139	90,796
Berkshire Hills Bancorp, Inc.	2,523	71,855
Blue Hills Bancorp, Inc.*	2,498	34,972
BNC Bancorp	1,580	30,541
Boston Private Financial Holdings, Inc.	6,409	85,945
Bridge Bancorp, Inc.	963	25,702
Bridge Capital Holdings*	752	22,410

10 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Bryn Mawr Bank Corp.	1,427	43,038
BSB Bancorp, Inc.*	625	13,819
C1 Financial, Inc.*	287	5,562
Camden National Corp.	710	27,477
Capital Bank Financial Corp., Class A*	1,735	50,436
Capital City Bank Group, Inc.	1,232	18,813
Cardinal Financial Corp.	2,513	54,758
Cascade Bancorp*	3,096	16,037
Cathay General Bancorp	6,167	200,119
CenterState Banks, Inc.	3,507	47,380
Central Pacific Financial Corp.	1,534	36,432
Century Bancorp, Inc., Class A	277	11,263
Chemical Financial Corp.	2,602	86,022
Citizens & Northern Corp.	1,125	23,119
City Holding Co.	1,174	57,819
CNB Financial Corp.	1,282	23,589
CoBiz Financial, Inc.	2,995	39,145
Columbia Banking System, Inc.	4,452	144,868
Community Bank System, Inc.	3,146	118,824
Community Trust Bancorp, Inc.	1,316	45,889
CommunityOne Bancorp*	901	9,704
ConnectOne Bancorp, Inc.	2,307	49,670
CU Bancorp*	1,297	28,741
Customers Bancorp, Inc.*	2,244	60,341
CVB Financial Corp.	8,200	144,402
Eagle Bancorp, Inc.*	2,309	101,504
Enterprise Bancorp, Inc.	478	11,204
Enterprise Financial Services Corp.	1,698	38,663
Farmers Capital Bank Corp.*	578	16,433
FCB Financial Holdings, Inc., Class A*	2,159	68,656
Fidelity Southern Corp.	1,097	19,132
Financial Institutions, Inc.	1,134	28,169
First BanCorp*	9,341	45,024
First Bancorp, Inc.	691	13,433
First Bancorp/Southern Pines	1,553	25,904
First Busey Corp.	6,352	41,733
First Business Financial Services, Inc.	354	16,595
First Citizens BancShares, Inc., Class A	595	156,509
First Commonwealth Financial Corp.	6,865	65,835
First Community Bancshares, Inc.	1,464	26,674
First Connecticut Bancorp, Inc.	1,473	23,376
First Financial Bancorp	5,061	90,794
First Financial Bankshares, Inc.	4,950	171,468
First Financial Corp.	966	34,544
First Interstate BancSystem, Inc., Class A	1,462	40,556
First Merchants Corp.	3,106	76,718
First Midwest Bancorp, Inc.	6,017	114,142
First NBC Bank Holding Co.*	1,338	48,168
First of Long Island Corp. (The)	901	24,976

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 11

	SHARES	VALUE ($)
FirstMerit Corp.	12,795	266,520
Flushing Financial Corp.	2,270	47,693
FNB Corp.	13,482	193,062
Franklin Financial Network, Inc.*	421	9,658
Fulton Financial Corp.	13,636	178,086
German American Bancorp, Inc.	1,152	33,926
Glacier Bancorp, Inc.	5,829	171,489
Great Southern Bancorp, Inc.	940	39,612
Great Western Bancorp, Inc.	3,189	76,887
Green Bancorp, Inc.*	413	6,344
Guaranty Bancorp	1,371	22,635
Hampton Roads Bankshares, Inc.*	2,909	6,051
Hancock Holding Co.	6,011	191,811
Hanmi Financial Corp.	2,465	61,231
Heartland Financial USA, Inc.	1,357	50,507
Heritage Commerce Corp.	1,714	16,472
Heritage Financial Corp.	2,334	41,709
Heritage Oaks Bancorp	1,809	14,237
Hilltop Holdings, Inc.*	5,877	141,577
Home BancShares, Inc.	4,406	161,083
HomeTrust Bancshares, Inc.*	1,850	31,006
Horizon Bancorp	750	18,720
Hudson Valley Holding Corp.	1,336	37,689
IBERIABANK Corp.	2,947	201,074
Independent Bank Corp.	2,054	27,852
Independent Bank Corp./Rockland	2,018	94,624
Independent Bank Group, Inc.	819	35,135
International Bancshares Corp.	4,180	112,317
Investors Bancorp, Inc.	26,915	331,054
Lakeland Bancorp, Inc.	3,213	38,203
Lakeland Financial Corp.	1,410	61,152
LegacyTexas Financial Group, Inc.	3,674	110,955
MainSource Financial Group, Inc.	1,757	38,566
MB Financial, Inc.	5,883	202,610
Mercantile Bank Corp.	1,508	32,286
Merchants Bancshares, Inc.	377	12,467
Metro Bancorp, Inc.	915	23,918
MidWestOne Financial Group, Inc.	611	20,114
National Bank Holdings Corp., Class A	3,069	63,927
National Bankshares, Inc.	719	21,038
National Commerce Corp.*	466	12,023
National Penn Bancshares, Inc.(b)	25,000	—
National Penn Bancshares, Inc.	10,936	123,358
NBT Bancorp, Inc.	3,400	88,978
NewBridge Bancorp	2,966	26,486
OFG Bancorp	3,440	36,705
Old National Bancorp	9,028	130,545
Old Second Bancorp, Inc.*	2,274	15,008
Opus Bank	804	29,089

12 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Pacific Continental Corp.	1,543	20,877
Pacific Premier Bancorp, Inc.*	1,824	30,935
Palmetto Bancshares, Inc.	384	7,592
Park National Corp.	1,007	87,982
Park Sterling Corp.	3,952	28,454
Peapack Gladstone Financial Corp.	1,336	29,686
Penns Woods Bancorp, Inc.	415	18,297
Peoples Bancorp, Inc.	1,418	33,096
Peoples Financial Services Corp.	676	26,776
Pinnacle Financial Partners, Inc.	2,769	150,550
Preferred Bank	1,057	31,763
PrivateBancorp, Inc.	6,067	241,588
Prosperity Bancshares, Inc.	5,406	312,142
QCR Holdings, Inc.	901	19,606
Renasant Corp.	2,441	79,577
Republic Bancorp, Inc., Class A	907	23,310
S&T Bancorp, Inc.	2,878	85,160
Sandy Spring Bancorp, Inc.	2,099	58,730
Seacoast Banking Corp. of Florida*	1,837	29,025
ServisFirst Bancshares, Inc.	1,720	64,620
Sierra Bancorp	987	17,085
Simmons First National Corp., Class A	2,304	107,551
South State Corp.	1,866	141,797
Southside Bancshares, Inc.	2,181	63,751
Southwest Bancorp, Inc.	1,698	31,600
Square 1 Financial, Inc., Class A*	1,303	35,637
State Bank Financial Corp.	2,758	59,849
Sterling Bancorp	7,033	103,385
Stock Yards Bancorp, Inc.	1,229	46,444
Stonegate Bank	892	26,466
Suffolk Bancorp	896	22,991
Sun Bancorp, Inc.*	618	11,896
Susquehanna Bancshares, Inc.	14,070	198,668
Talmer Bancorp, Inc., Class A	4,217	70,635
Texas Capital Bancshares, Inc.*	3,533	219,894
Tompkins Financial Corp.	1,247	66,989
TowneBank	3,792	61,772
TriCo Bancshares	1,995	47,980
TriState Capital Holdings, Inc.*	1,979	25,588
Triumph Bancorp, Inc.*	680	8,942
Trustmark Corp.	5,214	130,246
UMB Financial Corp.	3,038	173,227
Umpqua Holdings Corp.	17,021	306,208
Union Bankshares Corp.	3,482	80,922
United Bankshares, Inc.	5,360	215,633
United Community Banks, Inc.	3,877	80,913
Univest Corp. of Pennsylvania	1,440	29,318
Valley National Bancorp	17,945	185,013
Washington Trust Bancorp, Inc.	1,232	48,639

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 13

	SHARES	VALUE ($)
Webster Financial Corp.	7,006	277,087
WesBanco, Inc.	2,789	94,882
West BanCorp., Inc.	1,387	27,518
Westamerica BanCorp.	1,972	99,882
Western Alliance Bancorp*	6,622	223,542
Wilshire Bancorp, Inc.	5,565	70,286
Wintrust Financial Corp.	3,660	195,371
Yadkin Financial Corp.*	1,832	38,380
		12,700,158

Beverages - 0.2%
Boston Beer Company, Inc. (The), Class A*	702	162,857
Castle Brands, Inc.*	5,139	7,143
Coca-Cola Bottling Co. Consolidated	359	54,234
Craft Brew Alliance, Inc.*	855	9,456
MGP Ingredients, Inc.	826	13,893
National Beverage Corp.*	1,154	25,954
		273,537

Biotechnology - 6.1%
Abeona Therapeutics, Inc.*	806	4,078
ACADIA Pharmaceuticals, Inc.*	6,151	257,604
Acceleron Pharma, Inc.*	1,474	46,637
Achillion Pharmaceuticals, Inc.*	9,072	80,378
Acorda Therapeutics, Inc.*	3,302	110,056
Adamas Pharmaceuticals, Inc.*	802	21,028
Aduro Biotech, Inc.*	644	19,533
Advaxis, Inc.*	2,339	47,552
Aegerion Pharmaceuticals, Inc.*	1,935	36,707
Affimed NV*	1,180	15,895
Agenus, Inc.*	5,577	48,129
Akebia Therapeutics, Inc.*	1,882	19,366
Alder Biopharmaceuticals, Inc.*	1,588	84,116
Alexion Pharmaceuticals, Inc.*	—	35
AMAG Pharmaceuticals, Inc.*	2,298	158,700
Amicus Therapeutics, Inc.*	7,441	105,290
Anacor Pharmaceuticals, Inc.*	3,163	244,911
Anthera Pharmaceuticals, Inc.*	2,764	23,826
Applied Genetic Technologies Corp.*	435	6,673
Ardelyx, Inc.*	923	14,740
Arena Pharmaceuticals, Inc.*	19,683	91,329
ARIAD Pharmaceuticals, Inc.*	12,921	106,857
Array BioPharma, Inc.*	10,886	78,488
Arrowhead Research Corp.*	4,648	33,233
Asterias Biotherapeutics, Inc.*	815	3,749
Atara Biotherapeutics, Inc.*	1,118	58,986
aTyr Pharma, Inc.*	466	8,630
Avalanche Biotechnologies, Inc.*	1,509	24,506
Bellicum Pharmaceuticals, Inc.*	743	15,804

14 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
BioCryst Pharmaceuticals, Inc.*	5,597	83,563
BioSpecifics Technologies Corp.*	326	16,822
BioTime, Inc.*	3,184	11,558
Blueprint Medicines Corp.*	723	19,152
Calithera Biosciences, Inc.*	700	4,998
Cara Therapeutics, Inc.*	1,288	15,649
Catalyst Pharmaceuticals, Inc.*	5,813	24,008
Celldex Therapeutics, Inc.*	7,600	191,672
Cellular Biomedicine Group, Inc.*	759	28,470
Cepheid*	5,540	338,771
Chelsea Therapeutics International Ltd.(b)*	5,785	686
ChemoCentryx, Inc.*	2,120	17,448
Chimerix, Inc.*	3,189	147,332
Cidara Therapeutics, Inc.*	375	5,257
Clovis Oncology, Inc.*	1,919	168,642
Coherus Biosciences, Inc.*	1,820	52,598
Concert Pharmaceuticals, Inc.*	1,187	17,674
CorMedix, Inc.*	2,396	9,296
CTI BioPharma Corp.*	12,809	24,978
Curis, Inc.*	8,583	28,410
Cytokinetics, Inc.*	2,136	14,354
CytRx Corp.*	4,998	18,593
Dicerna Pharmaceuticals, Inc.*	1,166	16,266
Dyax Corp.*	11,242	297,913
Dynavax Technologies Corp.*	2,338	54,768
Eagle Pharmaceuticals, Inc.*	662	53,529
Emergent Biosolutions, Inc.*	2,331	76,806
Enanta Pharmaceuticals, Inc.*	1,235	55,563
Epizyme, Inc.*	2,242	53,808
Esperion Therapeutics, Inc.*	1,013	82,823
Exact Sciences Corp.*	6,862	204,076
Exelixis, Inc.*	16,302	61,295
Fibrocell Science, Inc.*	1,895	9,987
FibroGen, Inc.*	3,693	86,785
Five Prime Therapeutics, Inc.*	1,545	38,378
Flexion Therapeutics, Inc.*	1,074	23,510
Foundation Medicine, Inc.*	920	31,133
Galena Biopharma, Inc.*	8,878	15,093
Genocea Biosciences, Inc.*	1,434	19,689
Genomic Health, Inc.*	1,445	40,157
Geron Corp.*	13,372	57,232
Halozyme Therapeutics, Inc.*	8,185	184,817
Heron Therapeutics, Inc.*	1,741	54,250
Idera Pharmaceuticals, Inc.*	7,586	28,144
Ignyta, Inc.*	1,416	21,367
Immune Design Corp.*	874	18,048
ImmunoGen, Inc.*	6,651	95,641
Immunomedics, Inc.*	6,814	27,665
Infinity Pharmaceuticals, Inc.*	4,129	45,213

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 15

	SHARES	VALUE ($)
Inovio Pharmaceuticals, Inc.*	5,391	43,991
Insmed, Inc.*	4,746	115,897
Insys Therapeutics, Inc.*	1,760	63,219
Invitae Corp.*	642	9,553
Ironwood Pharmaceuticals, Inc.*	9,719	117,211
Karyopharm Therapeutics, Inc.*	1,782	48,488
Keryx Biopharmaceuticals, Inc.*	7,995	79,790
Kite Pharma, Inc.*	2,226	135,719
KYTHERA Biopharmaceuticals, Inc.*	1,992	150,017
La Jolla Pharmaceutical Co.*	892	21,863
Lexicon Pharmaceuticals, Inc.*	2,553	20,552
Ligand Pharmaceuticals, Inc.*	1,354	136,619
Lion Biotechnologies, Inc.*	3,475	31,866
Loxo Oncology, Inc.*	319	5,752
MacroGenics, Inc.*	2,170	82,395
MannKind Corp.*	19,042	108,349
Medgenics, Inc.*	1,299	7,963
Merrimack Pharmaceuticals, Inc.*	8,667	107,167
MiMedx Group, Inc.*	8,019	92,940
Mirati Therapeutics, Inc.*	643	20,235
Momenta Pharmaceuticals, Inc.*	4,757	108,507
Myriad Genetics, Inc.*	5,360	182,186
Navidea Biopharmaceuticals, Inc.*	10,313	16,604
Neurocrine Biosciences, Inc.*	6,592	314,834
NewLink Genetics Corp.*	1,605	71,053
Northwest Biotherapeutics, Inc.*	3,184	31,617
Novavax, Inc.*	20,685	230,431
Ocata Therapeutics, Inc.*	2,753	14,508
OncoMed Pharmaceuticals, Inc.*	1,132	25,470
Oncothyreon, Inc.*	6,340	23,712
Ophthotech Corp.*	1,829	95,218
Orexigen Therapeutics, Inc.*	7,897	39,090
Organovo Holdings, Inc.*	5,600	21,112
Osiris Therapeutics, Inc.*	1,445	28,120
Otonomy, Inc.*	1,140	26,209
OvaScience, Inc.*	1,811	52,392
PDL BioPharma, Inc.	12,664	81,429
Peregrine Pharmaceuticals, Inc.*	11,824	15,489
Pfenex, Inc.*	1,259	24,425
Portola Pharmaceuticals, Inc.*	3,566	162,431
Progenics Pharmaceuticals, Inc.*	5,151	38,426
Proteon Therapeutics, Inc.*	595	10,627
Prothena Corp. plc*	2,414	127,145
PTC Therapeutics, Inc.*	2,612	125,716
Radius Health, Inc.*	2,258	152,867
Raptor Pharmaceutical Corp.*	6,081	96,019
Regulus Therapeutics, Inc.*	2,183	23,926
Repligen Corp.*	2,535	104,619
Retrophin, Inc.*	2,698	89,439

16 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Rigel Pharmaceuticals, Inc.*	7,590	24,364
Sage Therapeutics, Inc.*	1,064	77,672
Sangamo BioSciences, Inc.*	5,756	63,834
Sarepta Therapeutics, Inc.*	3,200	97,376
Sorrento Therapeutics, Inc.*	2,189	38,570
Spark Therapeutics, Inc.*	707	42,611
Spectrum Pharmaceuticals, Inc.*	5,050	34,542
Stemline Therapeutics, Inc.*	1,313	15,454
Synergy Pharmaceuticals, Inc.*	6,947	57,660
Synta Pharmaceuticals Corp.*	5,731	12,780
T2 Biosystems, Inc.*	524	8,505
TESARO, Inc.*	1,877	110,349
TG Therapeutics, Inc.*	2,728	45,258
Threshold Pharmaceuticals, Inc.*	4,048	16,354
Tobira Therapeutics, Inc.*	153	2,639
Tokai Pharmaceuticals, Inc.*	500	6,650
Trevena, Inc.*	1,911	11,963
Trius Therapeutics, Inc*(b)	3,210	417
Trovagene, Inc.*	1,887	19,153
Ultragenyx Pharmaceutical, Inc.*	2,771	283,723
Vanda Pharmaceuticals, Inc.*	3,487	44,250
Verastem, Inc.*	2,484	18,729
Versartis, Inc.*	1,736	26,422
Vitae Pharmaceuticals, Inc.*	1,024	14,746
Vital Therapies, Inc.*	1,295	27,324
XBiotech, Inc.*	314	5,677
Xencor, Inc.*	2,195	48,224
XOMA Corp.*	6,130	23,784
Zafgen, Inc.*	1,272	44,049
ZIOPHARM Oncology, Inc.*	8,524	102,288
		9,819,297

Building Products - 0.8%
AAON, Inc.	3,159	71,141
Advanced Drainage Systems, Inc.	2,597	76,170
American Woodmark Corp.*	1,038	56,934
Apogee Enterprises, Inc.	2,253	118,598
Builders FirstSource, Inc.*	3,852	49,460
Continental Building Products, Inc.*	2,429	51,470
Gibraltar Industries, Inc.*	2,647	53,919
Griffon Corp.	2,639	42,013
Insteel Industries, Inc.	1,631	30,500
Masonite International Corp.*	2,330	163,356
NCI Building Systems, Inc.*	2,515	37,901
Nortek, Inc.*	776	64,509
Patrick Industries, Inc.*	1,080	41,094
PGT, Inc.*	3,685	53,469
Ply Gem Holdings, Inc.*	1,362	16,058
Quanex Building Products Corp.	2,614	56,018

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 17

	SHARES	VALUE ($)
Simpson Manufacturing Co., Inc.	3,250	110,500
Trex Co., Inc.*	2,476	122,389
Universal Forest Products, Inc.	1,553	80,803
		1,296,302

Capital Markets - 1.4%
Arlington Asset Investment Corp., Class A	1,962	38,377
Ashford, Inc.*	72	6,283
BGC Partners, Inc., Class A	14,141	123,734
Calamos Asset Management, Inc., Class A	1,559	19,098
CIFC Corp.	974	7,724
Cohen & Steers, Inc.	1,662	56,641
Cowen Group, Inc., Class A*	8,597	55,021
Diamond Hill Investment Group, Inc.	250	49,915
Evercore Partners, Inc., Class A	2,671	144,127
Fifth Street Asset Management, Inc.	520	5,346
Financial Engines, Inc.	4,002	170,005
GAMCO Investors, Inc., Class A	520	35,729
Greenhill & Co., Inc.	2,260	93,406
HFF, Inc., Class A	2,937	122,561
INTL. FCStone, Inc.*	1,181	39,256
Investment Technology Group, Inc.	2,642	65,521
Janus Capital Group, Inc.	11,331	193,987
KCG Holdings, Inc., Class A*	3,351	41,318
Ladenburg Thalmann Financial Services, Inc.*	8,462	29,617
Medley Management, Inc., Class A	520	6,157
Moelis & Co., Class A	1,358	38,988
OM Asset Management plc	2,120	37,715
Oppenheimer Holdings, Inc., Class A	932	24,493
Piper Jaffray Cos.*	1,333	58,172
Pzena Investment Management, Inc., Class A	491	5,425
RCS Capital Corp., Class A	3,801	29,116
Safeguard Scientifics, Inc.*	1,902	37,013
Stifel Financial Corp.*	5,239	302,500
Virtu Financial, Inc., Class A*	1,467	34,445
Virtus Investment Partners, Inc.	528	69,828
Walter Investment Management Corp.*	3,180	72,726
Westwood Holdings Group, Inc.	603	35,921
WisdomTree Investments, Inc.	8,805	193,402
Zais Group Holdings, Inc.*	295	3,215
		2,246,782

Chemicals - 1.8%
A Schulman, Inc.	2,260	98,807
American Vanguard Corp.	2,506	34,583
Axiall Corp.	5,420	195,391
Balchem Corp.	2,399	133,672
Calgon Carbon Corp.	4,068	78,838
Chase Corp.	526	20,908

18 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Chemtura Corp.*	5,184	146,759
Core Molding Technologies, Inc.*	592	13,521
Ferro Corp.*	5,633	94,522
Flotek Industries, Inc.*	4,128	51,724
FutureFuel Corp.	1,874	24,118
Hawkins, Inc.	939	37,926
HB Fuller Co.	3,891	158,052
Innophos Holdings, Inc.	1,613	84,908
Innospec, Inc.	1,871	84,270
Intrepid Potash, Inc.*	4,719	56,345
KMG Chemicals, Inc.	568	14,450
Koppers Holdings, Inc.	1,798	44,447
Kraton Performance Polymers, Inc.*	2,418	57,742
Kronos Worldwide, Inc.	1,877	20,572
LSB Industries, Inc.*	1,588	64,854
Minerals Technologies, Inc.	2,680	182,588
Olin Corp.	5,982	161,215
OM Group, Inc.	2,342	78,691
OMNOVA Solutions, Inc.*	3,910	29,286
PolyOne Corp.	6,883	269,607
Quaker Chemical Corp.	1,029	91,416
Rayonier Advanced Materials, Inc.	3,138	51,024
Rentech, Inc.*	20,009	21,410
Senomyx, Inc.*	3,810	20,422
Sensient Technologies Corp.	3,607	246,502
Stepan Co.	1,489	80,570
Trecora Resources*	1,798	27,150
Tredegar Corp.	2,145	47,426
Trinseo S.A.*	1,009	27,082
Tronox Ltd., Class A	4,908	71,804
Valhi, Inc.	1,474	8,343
		2,930,945

Commercial Services & Supplies - 1.9%
ABM Industries, Inc.	4,321	142,031
ACCO Brands Corp.*	8,482	65,905
ARC Document Solutions, Inc.*	3,218	24,489
Brady Corp., Class A	3,687	91,216
Brink’s Co. (The)	3,753	110,451
Casella Waste Systems, Inc., Class A*	3,332	18,693
CECO Environmental Corp.	1,551	17,573
Civeo Corp.	8,414	25,831
Deluxe Corp.	3,853	238,886
Ennis, Inc.	2,271	42,218
Essendant, Inc.	2,957	116,062
G&K Services, Inc., Class A	1,543	106,683
Healthcare Services Group, Inc.	5,517	182,337
Heritage-Crystal Clean, Inc.*	692	10,172
Herman Miller, Inc.	4,604	133,194

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 19

	SHARES	VALUE ($)
HNI Corp.	3,433	175,598
InnerWorkings, Inc.*	3,823	25,499
Interface, Inc.	5,099	127,730
Kimball International, Inc., Class B	2,797	34,011
Knoll, Inc.	3,767	94,288
Matthews International Corp., Class A	2,671	141,937
McGrath RentCorp	2,018	61,408
Mobile Mini, Inc.	3,537	148,695
MSA Safety, Inc.	2,261	109,681
Multi-Color Corp.	1,079	68,926
NL Industries, Inc.*	532	3,942
Quad/Graphics, Inc.	2,476	45,831
SP Plus Corp.*	1,439	37,572
Steelcase, Inc., Class A	6,427	121,535
Team, Inc.*	1,759	70,800
Tetra Tech, Inc.	4,650	119,226
TRC Cos., Inc.*	1,320	13,398
UniFirst Corp.	1,147	128,292
US Ecology, Inc.	1,672	81,460
Viad Corp.	1,798	48,744
West Corp.	4,028	121,243
		3,105,557

Communications Equipment - 1.3%
ADTRAN, Inc.	4,115	66,869
Aerohive Networks, Inc.*	1,801	12,571
Alliance Fiber Optic Products, Inc.	992	18,402
Applied Optoelectronics, Inc.*	1,325	23,002
Bel Fuse, Inc., Class B	968	19,863
Black Box Corp.	1,186	23,720
CalAmp Corp.*	3,105	56,697
Calix, Inc.*	3,092	23,530
Ciena Corp.*	9,083	215,085
Clearfield, Inc.*	1,022	16,260
Comtech Telecommunications Corp.	1,254	36,429
Digi International, Inc.*	2,313	22,089
EMCORE Corp.*	1,917	11,540
Extreme Networks, Inc.*	8,019	21,571
Finisar Corp.*	8,019	143,300
Harmonic, Inc.*	7,780	53,137
Infinera Corp.*	10,004	209,884
InterDigital, Inc.	2,783	158,325
Ixia*	4,679	58,207
KVH Industries, Inc.*	1,491	20,054
NETGEAR, Inc.*	2,675	80,304
Novatel Wireless, Inc.*	2,908	9,451
Oclaro, Inc.*	8,388	18,957
Plantronics, Inc.	3,022	170,169
Polycom, Inc.*	10,423	119,239

20 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Ruckus Wireless, Inc.*	5,810	60,075
ShoreTel, Inc.*	5,065	34,341
Sonus Networks, Inc.*	4,404	30,476
Ubiquiti Networks, Inc.	2,363	75,415
ViaSat, Inc.*	3,297	198,677
		2,007,639

Construction & Engineering - 0.7%
Aegion Corp.*	2,830	53,600
Ameresco, Inc., Class A*	1,452	11,108
Argan, Inc.	1,001	40,370
Comfort Systems USA, Inc.	2,879	66,073
Dycom Industries, Inc.*	2,630	154,776
EMCOR Group, Inc.	4,838	231,111
Furmanite Corp.*	3,036	24,652
Granite Construction, Inc.	3,036	107,808
Great Lakes Dredge & Dock Corp.*	5,123	30,533
HC2 Holdings, Inc.*	1,520	13,604
MasTec, Inc.*	5,152	102,370
MYR Group, Inc.*	1,740	53,870
Northwest Pipe Co.*	929	18,924
NV5 Holdings, Inc.*	395	9,583
Orion Marine Group, Inc.*	2,350	16,967
Primoris Services Corp.	2,993	59,262
Tutor Perini Corp.*	2,896	62,496
		1,057,107

Construction Materials - 0.1%
Headwaters, Inc.*	5,691	103,690
Summit Materials, Inc., Class A*	1,972	50,286
United States Lime & Minerals, Inc.	156	9,067
US Concrete, Inc.*	1,160	43,952
		206,995

Consumer Finance - 0.5%
Cash America International, Inc.	2,121	55,549
Encore Capital Group, Inc.*	2,162	92,404
Enova International, Inc.*	2,251	42,049
Ezcorp, Inc., Class A*	4,319	32,090
First Cash Financial Services, Inc.*	2,176	99,204
Green Dot Corp., Class A*	3,541	67,704
Nelnet, Inc., Class A	1,973	85,450
PRA Group, Inc.*	3,729	232,354
Regional Management Corp.*	935	16,699
The JG Wentworth Co., Class A*	860	7,912
World Acceptance Corp.*	581	35,737
		767,152

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 21

	SHARES	VALUE ($)
Containers & Packaging - 0.3%
AEP Industries, Inc.*	367	20,258
Berry Plastics Group, Inc.*	9,215	298,566
Greif, Inc., Class A	2,377	85,216
Myers Industries, Inc.	1,882	35,758
		439,798

Distributors - 0.2%
Core-Mark Holding Co., Inc.	1,782	105,583
Fenix Parts, Inc.*	1,065	10,671
Pool Corp.	3,359	235,735
VOXX International Corp.*	1,390	11,509
Weyco Group, Inc.	562	16,759
		380,257

Diversified Consumer Services - 1.1%
2U, Inc.*	1,849	59,519
American Public Education, Inc.*	1,323	34,028
Apollo Education Group, Inc.*	7,281	93,779
Ascent Capital Group, Inc., Class A*	1,027	43,894
Bridgepoint Education, Inc.*	1,306	12,485
Bright Horizons Family Solutions, Inc.*	2,885	166,753
Cambium Learning Group, Inc.*	1,013	4,326
Capella Education Co.	953	51,147
Career Education Corp.*	5,930	19,569
Carriage Services, Inc.	1,428	34,101
Chegg, Inc.*	6,601	51,752
Collectors Universe, Inc.	618	12,323
DeVry Education Group, Inc.	4,918	147,442
Grand Canyon Education, Inc.*	3,633	154,039
Houghton Mifflin Harcourt Co.*	10,565	266,238
K12, Inc.*	3,081	38,975
Liberty Tax, Inc.	395	9,776
LifeLock, Inc.*	7,212	118,277
Regis Corp.*	3,158	49,770
Sotheby’s	4,801	217,197
Steiner Leisure Ltd.*	991	53,296
Strayer Education, Inc.*	932	40,169
Universal Technical Institute, Inc.	1,842	15,841
Weight Watchers International, Inc.*	2,481	12,033
		1,706,729

Diversified Financial Services - 0.4%
FNFV Group*	6,176	94,987
GAIN Capital Holdings, Inc.	2,074	19,827
MarketAxess Holdings, Inc.	2,880	267,178
Marlin Business Services Corp.	795	13,420
NewStar Financial, Inc.*	2,242	24,662
On Deck Capital, Inc.*	1,011	11,707

22 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
PHH Corp.*	3,832	99,747
PICO Holdings, Inc.*	1,974	29,057
Resource America, Inc., Class A	1,082	9,100
Tiptree Financial, Inc., Class A	2,311	16,755
		586,440

Diversified Telecommunication Services - 0.7%
8x8, Inc.*	6,803	60,955
Atlantic Tele-Network, Inc.	816	56,369
Cincinnati Bell, Inc.*	17,650	67,423
Cogent Communications Holdings, Inc.	3,554	120,267
Consolidated Communications Holdings, Inc.	3,898	81,897
FairPoint Communications, Inc.*	1,772	32,286
General Communication, Inc., Class A*	2,713	46,148
Globalstar, Inc.*	36,744	77,530
Hawaiian Telcom Holdco, Inc.*	922	24,064
IDT Corp., Class B	1,313	23,739
inContact, Inc.*	5,364	52,943
Inteliquent, Inc.	2,529	46,534
Intelsat S.A.*	2,452	24,324
Iridium Communications, Inc.*	6,339	57,622
Lumos Networks Corp.	1,756	25,971
ORBCOMM, Inc.*	3,946	26,636
Pacific DataVision, Inc.*	1,002	42,214
Premiere Global Services, Inc.*	4,149	42,693
Straight Path Communications, Inc., Class B*	722	23,674
Vonage Holdings Corp.*	14,328	70,350
Winsdtream Holdings, Inc.	7,781	49,643
		1,053,282

Electric Utilities - 1.0%
ALLETE, Inc.	3,762	174,519
Cleco Corp.	4,668	251,372
El Paso Electric Co.	3,117	108,035
Empire District Electric Co. (The)	3,365	73,357
Genie Energy Ltd., Class B*	966	10,114
IDACORP, Inc.	3,885	218,104
MGE Energy, Inc.	2,675	103,603
Otter Tail Corp.	3,144	83,630
PNM Resources, Inc.	6,147	151,216
Portland General Electric Co.	6,046	200,485
Spark Energy, Inc., Class A	264	4,161
UIL Holdings Corp.	4,369	200,188
Unitil Corp.	1,238	40,879
		1,619,663

Electrical Equipment - 0.8%
Allied Motion Technologies, Inc.	482	10,826
AZZ, Inc.	1,988	102,979

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 23

	SHARES	VALUE ($)
Encore Wire Corp.	1,601	70,908
EnerSys	3,431	241,165
Enphase Energy, Inc.*	1,376	10,471
Franklin Electric Co., Inc.	3,676	118,845
FuelCell Energy, Inc.*	20,660	20,183
Generac Holdings, Inc.*	5,337	212,146
General Cable Corp.	3,773	74,441
GrafTech International Ltd.*	10,077	49,982
LSI Industries, Inc.	1,507	14,075
Plug Power, Inc.*	14,972	36,681
Polypore International, Inc.*	3,473	207,963
Powell Industries, Inc.	811	28,523
Power Solutions International, Inc.*	402	21,716
PowerSecure International, Inc.*	1,635	24,133
Preformed Line Products Co.	222	8,374
Thermon Group Holdings, Inc.*	2,669	64,243
Vicor Corp.*	1,707	20,808
		1,338,462

Electronic Equipment & Instruments - 2.3%
Agilysys, Inc.*	1,316	12,081
Anixter International, Inc.*	2,202	143,460
AVX Corp.	3,566	47,998
Badger Meter, Inc.	1,117	70,918
Belden, Inc.	3,291	267,328
Benchmark Electronics, Inc.*	4,044	88,078
Checkpoint Systems, Inc.	3,461	35,233
Coherent, Inc.*	1,839	116,740
Control4 Corp.*	1,024	9,103
CTS Corp.	2,562	49,370
Daktronics, Inc.	2,960	35,106
DTS, Inc.*	1,575	48,022
Electro Rent Corp.	1,712	18,592
Fabrinet*	2,734	51,208
FARO Technologies, Inc.*	1,341	62,625
FEI Co.	3,207	265,956
GSI Group, Inc.*	2,626	39,469
II-VI, Inc.*	4,403	83,569
Insight Enterprises, Inc.*	2,991	89,461
InvenSense, Inc.*	6,369	96,172
Itron, Inc.*	2,967	102,183
Kimball Electronics, Inc.*	2,097	30,595
Knowles Corp.*	6,568	118,881
Littelfuse, Inc.	1,742	165,298
Mercury Systems, Inc.*	2,519	36,878
Mesa Laboratories, Inc.	233	20,714
Methode Electronics, Inc.	2,959	81,225
MTS Systems Corp.	1,150	79,292
Multi-Fineline Electronix, Inc.*	789	17,247

24 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Newport Corp.*	3,209	60,843
OSI Systems, Inc.*	1,529	108,238
Park Electrochemical Corp.	1,804	34,565
PC Connection, Inc.	756	18,703
Plexus Corp.*	2,593	113,781
RealD, Inc.*	3,490	43,032
Rofin-Sinar Technologies, Inc.*	2,173	59,975
Rogers Corp.*	1,437	95,043
Sanmina Corp.*	6,377	128,560
ScanSource, Inc.*	2,349	89,403
SYNNEX Corp.	2,219	162,409
Tech Data Corp.*	2,828	162,780
TTM Technologies, Inc.*	5,067	50,619
Universal Display Corp.*	3,104	160,570
Vishay Intertechnology, Inc.	10,452	122,079
Vishay Precision Group, Inc.*	1,011	15,226
		3,708,628

Energy Equipment & Services - 1.3%
Atwood Oceanics, Inc.	4,989	131,909
Basic Energy Services, Inc.*	2,777	20,966
Bristow Group, Inc.	2,689	143,324
C&J Energy Services Ltd.*	4,013	52,972
CARBO Ceramics, Inc.	1,515	63,069
Dawson Geophysical Co.*	1,180	5,546
Era Group, Inc.*	1,735	35,533
Exterran Holdings, Inc.	5,249	171,380
FMSA Holdings, Inc.*	4,937	40,434
Forum Energy Technologies, Inc.*	4,578	92,842
Geospace Technologies Corp.*	1,271	29,296
Gulfmark Offshore, Inc., Class A	2,302	26,703
Helix Energy Solutions Group, Inc.*	8,174	103,238
Hornbeck Offshore Services, Inc.*	2,469	50,689
Independence Contract Drilling, Inc.*	903	8,010
ION Geophysical Corp.*	11,881	12,713
Key Energy Services, Inc.*	11,770	21,186
Matrix Service Co.*	2,252	41,166
McDermott International, Inc.*	18,414	98,331
Natural Gas Services Group, Inc.*	1,066	24,326
Newpark Resources, Inc.*	6,491	52,772
Nordic American Offshore Ltd.*	1,600	13,024
North Atlantic Drilling Ltd.	6,169	7,341
Oil States International, Inc.*	3,982	148,250
Parker Drilling Co.*	10,148	33,691
PHI, Inc.*	1,085	32,572
Pioneer Energy Services Corp.*	5,200	32,968
RigNet, Inc.*	1,109	33,902
SEACOR Holdings, Inc.*	1,408	99,883
Seventy Seven Energy, Inc.*	4,338	18,610

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 25

	SHARES	VALUE ($)
Tesco Corp.	3,109	33,888
TETRA Technologies, Inc.*	6,615	42,204
Tidewater, Inc.	3,629	82,487
Unit Corp.*	3,890	105,497
US Silica Holdings, Inc.	4,120	120,963
		2,031,685

Food & Staples Retailing - 0.8%
Andersons, Inc. (The)	2,192	85,488
Casey’s General Stores, Inc.	2,998	287,029
Chefs’ Warehouse, Inc. (The)*	1,456	30,925
Fairway Group Holdings Corp.*	1,354	4,820
Fresh Market, Inc. (The)*	3,326	106,898
Ingles Markets, Inc., Class A	1,087	51,926
Natural Grocers by Vitamin Cottage, Inc.*	875	21,542
PriceSmart, Inc.	1,502	137,042
Smart & Final Stores, Inc.*	1,874	33,488
SpartanNash Co.	2,903	94,464
SUPERVALU, Inc.*	20,203	163,442
United Natural Foods, Inc.*	3,864	246,060
Village Super Market, Inc., Class A	640	20,282
Weis Markets, Inc.	958	40,380
		1,323,786

Food Products - 1.3%
Alico, Inc.	267	12,111
Arcadia Biosciences, Inc.*	634	4,039
B&G Foods, Inc.	4,473	127,615
Boulder Brands, Inc.*	4,219	29,280
Cal-Maine Foods, Inc.	2,417	126,167
Calavo Growers, Inc.	1,188	61,693
Darling Ingredients, Inc.*	12,751	186,930
Dean Foods Co.	7,282	117,750
Diamond Foods, Inc.*	2,033	63,795
Farmer Bros Co.*	538	12,643
Fresh Del Monte Produce, Inc.	2,572	99,433
Freshpet, Inc.*	1,604	29,834
Inventure Foods, Inc.*	1,177	11,947
J&J Snack Foods Corp.	1,149	127,160
John B Sanfilippo & Son, Inc.	716	37,160
Lancaster Colony Corp.	1,429	129,825
Landec Corp.*	2,282	32,929
Lifeway Foods, Inc.*	385	7,388
Limoneira Co.	753	16,739
Omega Protein Corp.*	1,591	21,876
Post Holdings, Inc.*	4,233	228,286
Sanderson Farms, Inc.	1,730	130,027
Seaboard Corp.*	20	71,980
Seneca Foods Corp., Class A*	794	22,049

26 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Snyder’s-Lance, Inc.	3,769	121,626
Tootsie Roll Industries, Inc.	1,438	46,462
TreeHouse Foods, Inc.*	3,309	268,128
		2,144,872

Gas Utilities - 0.9%
Chesapeake Utilities Corp.	1,240	66,774
Laclede Group, Inc. (The)	3,343	174,036
New Jersey Resources Corp.	6,605	181,968
Northwest Natural Gas Co.	2,109	88,958
ONE Gas, Inc.	4,059	172,751
Piedmont Natural Gas Co., Inc.	6,080	214,685
South Jersey Industries, Inc.	5,281	130,599
Southwest Gas Corp.	3,615	192,354
WGL Holdings, Inc.	3,838	208,365
		1,430,490

Health Care Equipment & Supplies - 3.2%
Abaxis, Inc.	1,739	89,524
ABIOMED, Inc.*	3,221	211,716
Accuray, Inc.*	6,420	43,271
Analogic Corp.	957	75,507
AngioDynamics, Inc.*	2,155	35,342
Anika Therapeutics, Inc.*	1,292	42,675
Antares Pharma, Inc.*	9,495	19,750
AtriCure, Inc.*	2,456	60,516
Atrion Corp.	110	43,154
Cantel Medical Corp.	2,651	142,279
Cardiovascular Systems, Inc.*	2,478	65,543
Cerus Corp.*	7,927	41,141
CONMED Corp.	2,130	124,115
Corindus Vascular Robotics, Inc.*	1,737	6,097
CryoLife, Inc.	2,420	27,298
Cutera, Inc.*	1,118	17,307
Cyberonics, Inc.*	2,009	119,455
Cynosure, Inc., Class A*	1,710	65,972
Endologix, Inc.*	5,203	79,814
Entellus Medical, Inc.*	465	12,030
Exactech, Inc.*	863	17,976
GenMark Diagnostics, Inc.*	3,729	33,785
Globus Medical, Inc., Class A*	5,297	135,974
Greatbatch, Inc.*	1,969	106,168
Haemonetics Corp.*	3,989	164,985
Halyard Health, Inc.*	3,591	145,436
HeartWare International, Inc.*	1,332	96,823
ICU Medical, Inc.*	1,127	107,809
Inogen, Inc.*	1,214	54,144
Insulet Corp.*	4,380	135,714
Integra LifeSciences Holdings Corp.*	1,977	133,191

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 27

	SHARES	VALUE ($)
Invacare Corp.	2,498	54,032
InVivo Therapeutics Holdings Corp.*	2,050	33,108
iRadimed Corp.*	219	5,096
K2M Group Holdings, Inc.*	1,359	32,643
LDR Holding Corp.*	1,792	77,504
LeMaitre Vascular, Inc.	917	11,059
Masimo Corp.*	3,375	130,748
Meridian Bioscience, Inc.	3,556	66,284
Merit Medical Systems, Inc.*	3,534	76,122
Natus Medical, Inc.*	2,544	108,273
Neogen Corp.*	2,859	135,631
Nevro Corp.*	1,170	62,888
NuVasive, Inc.*	3,732	176,822
NxStage Medical, Inc.*	5,151	73,582
OraSure Technologies, Inc.*	4,811	25,931
Orthofix International NV*	1,448	47,958
Oxford Immunotec Global plc*	1,165	16,135
Quidel Corp.*	2,221	50,972
Rockwell Medical, Inc.*	3,471	55,953
RTI Surgical, Inc.*	4,427	28,598
Second Sight Medical Products, Inc.*	912	12,412
Sientra, Inc.*	500	12,615
Spectranetics Corp. (The)*	3,271	75,266
STAAR Surgical Co.*	3,235	31,250
STERIS Corp.	4,609	297,004
SurModics, Inc.*	1,145	26,816
Tandem Diabetes Care, Inc.*	810	8,780
Thoratec Corp.*	4,183	186,436
Tornier NV*	2,798	69,922
TransEnterix, Inc.*	2,569	7,707
Unilife Corp.*	11,004	23,659
Utah Medical Products, Inc.	296	17,650
Vascular Solutions, Inc.*	1,424	49,441
Veracyte, Inc.*	444	4,946
West Pharmaceutical Services, Inc.	5,553	322,518
Wright Medical Group, Inc.*	3,967	104,173
Zeltiq Aesthetics, Inc.*	2,605	76,769
		5,051,214

Health Care Providers & Services - 2.6%
AAC Holdings, Inc.*	500	21,780
Aceto Corp.	2,247	55,344
Addus HomeCare Corp.*	471	13,122
Adeptus Health, Inc., Class A*	494	46,925
Air Methods Corp.*	3,030	125,260
Alliance HealthCare Services, Inc.*	430	8,037
Almost Family, Inc.*	554	22,110
Amedisys, Inc.*	2,178	86,532
AMN Healthcare Services, Inc.*	3,670	115,935

28 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Amsurg Corp.*	3,725	260,564
Bio-Reference Laboratories, Inc.*	1,903	78,499
BioScrip, Inc.:
Rights (strike price $0.00/share, expires 07/27/2015)*	17	—
Common*	6,131	22,255
BioTelemetry, Inc.*	2,365	22,302
Capital Senior Living Corp.*	2,506	61,397
Chemed Corp.	1,318	172,790
Civitas Solutions, Inc.*	1,020	21,757
CorVel Corp.*	664	21,261
Cross Country Healthcare, Inc.*	2,877	36,480
Diplomat Pharmacy, Inc.*	2,792	124,942
Ensign Group, Inc. (The)	1,989	101,558
ExamWorks Group, Inc.*	3,163	123,673
Five Star Quality Care, Inc.*	3,773	18,110
Genesis Healthcare, Inc.*	2,829	18,671
Hanger, Inc.*	2,724	63,850
HealthEquity, Inc.*	2,799	89,708
HealthSouth Corp.	7,194	331,356
Healthways, Inc.*	2,396	28,704
IPC Healthcare, Inc.*	1,420	78,654
Kindred Healthcare, Inc.	6,440	130,668
Landauer, Inc.	822	29,296
LHC Group, Inc.*	1,040	39,780
Magellan Health, Inc.*	2,109	147,778
Molina Healthcare, Inc.*	2,706	190,232
National HealthCare Corp.	778	50,562
National Research Corp., Class A	681	9,677
Nobilis Health Corp.*	2,467	16,776
Owens & Minor, Inc.	4,870	165,580
PharMerica Corp.*	2,345	78,088
Providence Service Corp. (The)*	915	40,516
RadNet, Inc.*	2,930	19,602
Select Medical Holdings Corp.	8,104	131,285
Surgical Care Affiliates, Inc.*	1,661	63,749
Team Health Holdings, Inc.*	5,558	363,104
Triple-S Management Corp., Class B*	2,042	52,398
Trupanion, Inc.*	737	6,073
Universal American Corp.*	3,383	34,236
US Physical Therapy, Inc.	1,051	57,553
WellCare Health Plans, Inc.*	3,399	288,337
		4,086,866

Health Care Technology - 0.5%
Castlight Health, Inc., Class B*	2,604	21,196
Computer Programs & Systems, Inc.	938	50,108
Connecture, Inc.*	580	6,125
HealthStream, Inc.*	1,758	53,478
HMS Holdings Corp.*	6,833	117,323

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 29

	SHARES	VALUE ($)
Imprivata, Inc.*	521	8,524
MedAssets, Inc.*	4,659	102,777
Medidata Solutions, Inc.*	4,266	231,729
Merge Healthcare, Inc.*	4,792	23,002
Omnicell, Inc.*	2,797	105,475
Press Ganey Holdings, Inc.*	790	22,649
Quality Systems, Inc.	3,856	63,894
Vocera Communications, Inc.*	1,818	20,816
		827,096

Hotels, Restaurants & Leisure - 3.1%
Belmond Ltd., Class A*	7,476	93,375
Biglari Holdings, Inc.*	130	53,788
BJ’s Restaurants, Inc.*	1,658	80,330
Bloomin’ Brands, Inc.	9,567	204,255
Bob Evans Farms, Inc.	1,825	93,166
Bojangles’, Inc.*	640	15,270
Boyd Gaming Corp.*	6,158	92,062
Bravo Brio Restaurant Group, Inc.*	1,583	21,450
Buffalo Wild Wings, Inc.*	1,466	229,708
Caesars Acquisition Co., Class A*	4,096	28,181
Caesars Entertainment Corp.*	4,594	28,115
Carrols Restaurant Group, Inc.*	3,096	32,198
Cheesecake Factory, Inc. (The)	3,763	205,215
Churchill Downs, Inc.	1,038	129,802
Chuy’s Holdings, Inc.*	1,271	34,050
ClubCorp Holdings, Inc.	3,390	80,953
Cracker Barrel Old Country Store, Inc.	1,480	220,757
Dave & Buster’s Entertainment, Inc.*	1,758	63,446
Del Frisco’s Restaurant Group, Inc.*	2,117	39,440
Denny’s Corp.*	6,511	75,593
Diamond Resorts International, Inc.*	3,170	100,014
DineEquity, Inc.	1,309	129,709
El Pollo Loco Holdings, Inc.*	720	14,911
Eldorado Resorts, Inc.*	2,176	17,016
Empire Resorts, Inc.*	1,352	6,882
Fiesta Restaurant Group, Inc.*	2,070	103,500
International Speedway Corp., Class A	2,154	78,987
Interval Leisure Group, Inc.	3,020	69,007
Intrawest Resorts Holdings, Inc.*	1,551	18,023
Isle of Capri Casinos, Inc.*	1,930	35,030
Jack in the Box, Inc.	2,885	254,342
Jamba, Inc.*	1,460	22,615
Kona Grill, Inc.*	652	12,655
Krispy Kreme Doughnuts, Inc.*	5,005	96,396
La Quinta Holdings, Inc.*	7,226	165,114
Marcus Corp. (The)	1,417	27,178
Marriott Vacations Worldwide Corp.	1,995	183,041
Monarch Casino & Resort, Inc.*	917	18,854

30 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Morgans Hotel Group Co.*	2,245	15,131
Noodles & Co.*	970	14,162
Papa John’s International, Inc.	2,234	168,913
Papa Murphy’s Holdings, Inc.*	523	10,837
Penn National Gaming, Inc.*	6,159	113,018
Pinnacle Entertainment, Inc.*	4,671	174,135
Popeyes Louisiana Kitchen, Inc.*	1,787	107,202
Potbelly Corp.*	1,684	20,629
Red Robin Gourmet Burgers, Inc.*	1,090	93,544
Ruby Tuesday, Inc.*	5,637	35,344
Ruth’s Hospitality Group, Inc.	3,111	50,149
Scientific Games Corp., Class A*	4,117	63,978
SeaWorld Entertainment, Inc.	5,276	97,289
Shake Shack, Inc., Class A*	505	30,436
Sonic Corp.	4,013	115,574
Speedway Motorsports, Inc.	1,049	23,760
Texas Roadhouse, Inc.	5,402	202,197
The Habit Restaurants, Inc., Class A*	887	27,754
Vail Resorts, Inc.	2,805	306,306
Zoe’s Kitchen, Inc.*	1,491	61,042
		4,905,828

Household Durables - 1.2%
Bassett Furniture Industries, Inc.	830	23,580
Beazer Homes USA, Inc.*	2,186	43,611
Cavco Industries, Inc.*	684	51,601
Century Communities, Inc.*	1,175	23,653
CSS Industries, Inc.	772	23,353
Ethan Allen Interiors, Inc.	2,160	56,894
Flexsteel Industries, Inc.	405	17,451
Green Brick Partners, Inc.*	1,109	12,144
Helen of Troy Ltd.*	2,199	214,381
Hooker Furniture Corp.	834	20,942
Hovnanian Enterprises, Inc., Class A*	9,758	25,956
Installed Building Products, Inc.*	1,536	37,601
iRobot Corp.*	2,473	78,839
KB Home	6,299	104,563
La-Z-Boy, Inc.	3,950	104,043
LGI Homes, Inc.*	1,281	25,338
Libbey, Inc.	1,811	74,849
Lifetime Brands, Inc.	858	12,673
M/I Homes, Inc.*	2,148	52,991
MDC Holdings, Inc.	3,015	90,360
Meritage Homes Corp.*	3,060	144,095
NACCO Industries, Inc., Class A	427	25,945
New Home Co., Inc. (The)*	775	13,353
Ryland Group, Inc. (The)	3,611	167,442
Skullcandy, Inc.*	1,457	11,175
Standard Pacific Corp.*	11,290	100,594

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 31

	SHARES	VALUE ($)
Taylor Morrison Home Corp., Class A*	2,509	51,083
TRI Pointe Homes, Inc.*	12,890	197,217
Universal Electronics, Inc.*	1,224	61,004
WCI Communities, Inc.*	1,051	25,634
William Lyon Homes, Class A*	1,572	40,353
ZAGG, Inc.*	2,279	18,050
		1,950,768

Household Products - 0.2%
Central Garden & Pet Co., Class A*	3,442	39,273
HRG Group, Inc.*	6,069	78,897
Oil-Dri Corp. of America	406	12,335
Orchids Paper Products Co.	518	12,468
WD-40 Co.	1,124	97,968
		240,941

Independent Power and Renewable Electricity Producers - 0.6%
Abengoa Yield plc	3,786	118,578
Atlantic Power Corp.	10,236	31,527
Dynegy, Inc.*	9,890	289,283
NRG Yield, Inc.:
Class A	2,663	58,559
Class C	2,669	58,424
Ormat Technologies, Inc.	2,907	109,536
Pattern Energy Group, Inc.	3,871	109,859
Talen Energy Corp.*	6,440	110,510
Vivint Solar, Inc.*	1,800	21,906
		908,182

Industrial Conglomerates – 0.0%
Raven Industries, Inc.	2,917	59,303

Insurance - 2.2%
Ambac Financial Group, Inc.*	3,473	57,791
American Equity Investment Life Holding Co.	5,947	160,450
AMERISAFE, Inc.	1,465	68,943
Argo Group International Holdings Ltd.	2,156	120,089
Atlas Financial Holdings, Inc.*	1,031	20,445
Baldwin & Lyons, Inc., Class B	853	19,636
Citizens, Inc.*	3,380	25,215
CNO Financial Group, Inc.	15,199	278,902
Crawford & Co., Class B	2,478	20,890
Donegal Group, Inc., Class A	916	13,951
eHealth, Inc.*	1,593	20,215
EMC Insurance Group, Inc.	746	18,690
Employers Holdings, Inc.	2,669	60,800
Enstar Group Ltd.*	701	108,620
FBL Financial Group, Inc., Class A	766	44,214
Federated National Holding Co.	1,014	24,539

32 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Fidelity & Guaranty Life	987	23,323
First American Financial Corp.	8,365	311,262
Global Indemnity plc*	810	22,745
Greenlight Capital Re Ltd., Class A*	2,232	65,107
Hallmark Financial Services, Inc.*	1,205	13,713
HCI Group, Inc.	801	35,412
Heritage Insurance Holdings, Inc.*	1,906	43,819
Horace Mann Educators Corp.	3,175	115,506
Independence Holding Co.	665	8,771
Infinity Property & Casualty Corp.	885	67,118
James River Group Holdings Ltd.	967	25,016
Kansas City Life Insurance Co.	365	16,684
Kemper Corp.	3,357	129,412
Maiden Holdings Ltd.	4,341	68,501
MBIA, Inc.*	12,047	72,402
Meadowbrook Insurance Group, Inc.	3,882	33,385
Montpelier Re Holdings Ltd.	2,792	110,284
National General Holdings Corp.	2,752	57,324
National Interstate Corp.	681	18,605
National Western Life Insurance Co., Class A	193	46,222
Navigators Group, Inc. (The)*	819	63,522
OneBeacon Insurance Group Ltd., Class A	1,823	26,452
Patriot National, Inc.*	731	11,696
Primerica, Inc.	3,963	181,069
RLI Corp.	3,333	171,283
Safety Insurance Group, Inc.	1,103	63,654
Selective Insurance Group, Inc.	4,395	123,280
State Auto Financial Corp.	1,338	32,045
State National Cos., Inc.	2,290	24,801
Stewart Information Services Corp.	1,793	71,361
Symetra Financial Corp.	5,796	140,089
Third Point Reinsurance Ltd.*	6,514	96,081
United Fire Group, Inc.	1,562	51,171
United Insurance Holdings Corp.	1,490	23,155
Universal Insurance Holdings, Inc.	2,530	61,226
		3,488,886

Internet & Catalog Retail - 0.7%
1-800-Flowers.com, Inc., Class A*	2,081	21,767
Blue Nile, Inc.*	1,104	33,551
Etsy, Inc.*	1,543	21,679
EVINE Live, Inc.*	3,387	9,111
FTD Cos., Inc.*	1,526	43,018
HSN, Inc.	2,509	176,107
Lands’ End, Inc.*	1,477	36,674
Liberty TripAdvisor Holdings, Inc., Class A*	5,772	185,974
Nutrisystem, Inc.	2,351	58,493
Orbitz Worldwide, Inc.*	8,622	98,463
Overstock.com, Inc.*	951	21,435

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 33

	SHARES	VALUE ($)
PetMed Express, Inc.	1,778	30,706
Shutterfly, Inc.*	2,901	138,697
Travelport Worldwide Ltd.	8,146	112,252
Wayfair, Inc., Class A*	1,548	58,267
zulily, Inc., Class A*	5,064	66,034
		1,112,228

Internet Software & Services - 2.4%
Actua Corp.*	3,133	44,677
Amber Road, Inc.*	800	5,616
Angie’s List, Inc.*	4,167	25,669
Apigee Corp.*	399	3,962
Bankrate, Inc.*	5,150	54,024
Bazaarvoice, Inc.*	4,145	24,414
Benefitfocus, Inc.*	608	26,661
Blucora, Inc.*	3,157	50,986
Box, Inc., Class A*	1,099	20,485
Brightcove, Inc.*	2,425	16,636
Carbonite, Inc.*	1,044	12,330
Care.com, Inc.*	566	3,351
ChannelAdvisor Corp.*	1,855	22,167
Cimpress NV*	2,532	213,093
comScore, Inc.*	2,656	141,459
Constant Contact, Inc.*	2,482	71,382
Cornerstone OnDemand, Inc.*	4,163	144,872
Coupons.com, Inc.*	4,711	50,832
Cvent, Inc.*	1,607	41,428
Dealertrack Technologies, Inc.*	4,229	265,539
Demandware, Inc.*	2,577	183,173
DHI Group, Inc.*	3,501	31,124
EarthLink Holdings Corp.	7,956	59,590
Endurance International Group Holdings, Inc.*	4,524	93,466
Envestnet, Inc.*	2,724	110,131
Everyday Health, Inc.*	1,666	21,291
Five9, Inc.*	1,093	5,716
Gogo, Inc.*	4,336	92,920
GrubHub, Inc.*	5,802	197,674
GTT Communications, Inc.*	1,887	45,043
Hortonworks, Inc.*	632	16,002
Internap Corp.*	4,533	41,930
Intralinks Holdings, Inc.*	3,311	39,434
j2 Global, Inc.	3,720	252,737
Limelight Networks, Inc.*	4,616	18,187
Liquidity Services, Inc.*	2,122	20,435
LivePerson, Inc.*	4,955	48,609
LogMeIn, Inc.*	1,900	122,531
Marchex, Inc., Class B	2,943	14,568
Marin Software, Inc.*	2,360	15,906
Marketo, Inc.*	2,685	75,341

34 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
MaxPoint Interactive, Inc.*	534	4,315
Millennial Media, Inc.*	6,754	10,941
Monster Worldwide, Inc.*	7,023	45,930
New Relic, Inc.*	505	17,771
NIC, Inc.	5,058	92,460
OPOWER, Inc.*	2,018	23,227
Q2 Holdings, Inc.*	1,503	42,460
QuinStreet, Inc.*	2,943	18,982
RealNetworks, Inc.*	1,733	9,376
Reis, Inc.	719	15,947
RetailMeNot, Inc.*	2,759	49,193
Rocket Fuel, Inc.*	1,645	13,489
SciQuest, Inc.*	2,242	33,204
Shutterstock, Inc.*	1,515	88,840
SPS Commerce, Inc.*	1,276	83,961
Stamps.com, Inc.*	1,100	80,927
TechTarget, Inc.*	1,109	9,903
Textura Corp.*	1,671	46,504
Travelzoo, Inc.*	642	7,242
TrueCar, Inc.*	3,777	45,286
United Online, Inc.*	1,133	17,754
Web.com Group, Inc.*	3,382	81,912
WebMD Health Corp.*	2,916	129,121
Wix.com Ltd.*	1,243	29,360
XO Group, Inc.*	2,474	40,450
Xoom Corp.*	2,770	58,322
		3,842,268

IT Services - 2.1%
6D Global Technologies, Inc.*	1,527	9,987
Acxiom Corp.*	6,033	106,060
Blackhawk Network Holdings, Inc.*	4,190	172,628
CACI International, Inc., Class A*	1,866	150,941
Cardtronics, Inc.*	3,463	128,304
Cass Information Systems, Inc.	943	53,015
Ciber, Inc.*	6,559	22,629
Convergys Corp.	7,627	194,412
CSG Systems International, Inc.	2,527	80,005
Datalink Corp.*	1,373	12,275
EPAM Systems, Inc.*	3,774	268,822
Euronet Worldwide, Inc.*	4,004	247,047
EVERTEC, Inc.	5,077	107,835
ExlService Holdings, Inc.*	2,570	88,871
Forrester Research, Inc.	776	27,952
Global Cash Access Holdings, Inc.*	5,479	42,407
Hackett Group, Inc. (The)	1,931	25,933
Heartland Payment Systems, Inc.	2,824	152,637
IGATE Corp.*	2,790	133,055
Lionbridge Technologies, Inc.*	5,129	31,646

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 35

	SHARES	VALUE ($)
Luxoft Holding, Inc.*	1,416	80,075
ManTech International Corp., Class A	1,948	56,492
MAXIMUS, Inc.	5,085	334,237
ModusLink Global Solutions, Inc.*	3,259	11,081
MoneyGram International, Inc.*	2,614	24,023
NeuStar, Inc., Class A*	4,273	124,814
Perficient, Inc.*	2,876	55,334
PFSweb, Inc.*	930	12,890
Science Applications International Corp.	3,506	185,292
ServiceSource International, Inc.*	5,266	28,805
Sykes Enterprises, Inc.*	3,008	72,944
Syntel, Inc.*	2,422	114,997
TeleTech Holdings, Inc.	1,255	33,985
Unisys Corp.*	3,852	77,001
Virtusa Corp.*	2,330	119,762
		3,388,193

Leisure Products - 0.3%
Arctic Cat, Inc.	1,125	37,361
Black Diamond, Inc.*	1,890	17,464
Callaway Golf Co.	6,676	59,684
Escalade, Inc.	888	16,330
JAKKS Pacific, Inc.*	1,960	19,384
Johnson Outdoors, Inc., Class A	405	9,538
Malibu Boats, Inc., Class A*	1,378	27,684
Marine Products Corp.	813	5,073
Nautilus, Inc.*	2,675	57,539
Performance Sports Group Ltd.*	3,499	62,982
Smith & Wesson Holding Corp.*	4,149	68,832
Sturm Ruger & Co., Inc.	1,443	82,900
		464,771

Life Sciences - Tools & Services - 0.5%
Accelerate Diagnostics, Inc.*	1,660	42,845
Affymetrix, Inc.*	6,207	67,781
Albany Molecular Research, Inc.*	2,006	40,561
Cambrex Corp.*	2,416	106,159
Fluidigm Corp.*	2,221	53,748
Harvard Bioscience, Inc.*	2,582	14,717
INC Research Holdings, Inc., Class A*	1,001	40,160
Luminex Corp.*	3,221	55,595
NanoString Technologies, Inc.*	900	13,878
NeoGenomics, Inc.*	4,132	22,354
Pacific Biosciences of California, Inc.*	5,069	29,197
PAREXEL International Corp.*	4,258	273,832
PRA Health Sciences, Inc.*	1,700	61,761
Sequenom, Inc.*	10,313	31,352
		853,940

36 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Machinery - 2.6%
Accuride Corp.*	4,261	16,405
Actuant Corp., Class A	4,596	106,122
Alamo Group, Inc.	670	36,609
Albany International Corp., Class A	2,184	86,923
Altra Industrial Motion Corp.	2,038	55,393
American Railcar Industries, Inc.	842	40,955
Astec Industries, Inc.	1,463	61,183
Barnes Group, Inc.	4,228	164,850
Blount International, Inc.*	4,185	45,700
Blue Bird Corp.*	396	5,144
Briggs & Stratton Corp.	3,442	66,293
Chart Industries, Inc.*	2,357	84,263
CIRCOR International, Inc.	1,323	72,143
CLARCOR, Inc.	3,871	240,931
Columbus McKinnon Corp.	1,673	41,825
Commercial Vehicle Group, Inc.*	2,272	16,381
Douglas Dynamics, Inc.	1,993	42,810
EnPro Industries, Inc.	1,761	100,764
ESCO Technologies, Inc.	2,013	75,306
ExOne Co. (The)*	889	9,868
Federal Signal Corp.	4,825	71,941
FreightCar America, Inc.	1,042	21,757
Gerber Scientific, Inc.(b)*	2,334	—
Global Brass & Copper Holdings, Inc.	1,912	32,523
Gorman-Rupp Co. (The)	1,593	44,731
Graham Corp.	863	17,683
Greenbrier Cos., Inc. (The)	2,037	95,433
Harsco Corp.	6,181	101,986
Hillenbrand, Inc.	4,856	149,079
Hurco Cos., Inc.	529	18,314
Hyster-Yale Materials Handling, Inc.	732	50,713
John Bean Technologies Corp.	2,255	84,765
Kadant, Inc.	966	45,595
LB Foster Co., Class A	815	28,207
Lindsay Corp.	911	80,086
Lydall, Inc.*	1,313	38,812
Meritor, Inc.*	7,535	98,859
Miller Industries, Inc.	1,050	20,947
Mueller Industries, Inc.	4,397	152,664
Mueller Water Products, Inc., Class A	12,416	112,986
Navistar International Corp.*	3,937	89,094
NN, Inc.	1,381	35,243
Omega Flex, Inc.	248	9,340
Proto Labs, Inc.*	1,797	121,262
RBC Bearings, Inc.*	1,805	129,527
Rexnord Corp.*	7,858	187,885
Standex International Corp.	986	78,811
Sun Hydraulics Corp.	1,860	70,885

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 37

	SHARES	VALUE ($)
Tennant Co.	1,420	92,783
Titan International, Inc.	3,947	42,391
TriMas Corp.*	3,495	103,452
Twin Disc, Inc.	694	12,936
Wabash National Corp.*	5,241	65,722
Watts Water Technologies, Inc., Class A	2,174	112,722
Woodward, Inc.	5,041	277,205
Xerium Technologies, Inc.*	941	17,126
		4,083,333

Marine - 0.1%
Eagle Bulk Shipping, Inc.*	1,715	11,953
Golden Ocean Group Ltd.	6,107	23,512
Matson, Inc.	3,354	141,002
Navios Maritime Holdings, Inc.	7,110	26,449
Safe Bulkers, Inc.	3,487	11,228
Scorpio Bulkers, Inc.*	11,398	18,579
Ultrapetrol Bahamas Ltd.*	1,843	2,083
		234,806

Media - 1.5%
AMC Entertainment Holdings, Inc., Class A	1,817	55,746
Carmike Cinemas, Inc.*	1,988	52,762
Central European Media Enterprises Ltd., Class A*	6,603	14,395
Crown Media Holdings, Inc., Class A*	3,539	15,996
Cumulus Media, Inc., Class A*	12,148	24,660
Daily Journal Corp.*	88	17,293
DreamWorks Animation SKG, Inc., Class A*	5,861	154,613
Entercom Communications Corp., Class A*	2,183	24,930
Entravision Communications Corp., Class A	4,508	37,101
Eros International plc*	2,183	54,837
Global Eagle Entertainment, Inc.*	3,417	44,489
Gray Television, Inc.*	4,872	76,393
Harte-Hanks, Inc.	4,010	23,900
Hemisphere Media Group, Inc.*	742	8,830
IMAX Corp.*	4,661	187,698
Journal Media Group, Inc.	1,479	12,261
Loral Space & Communications, Inc.*	1,011	63,814
Martha Stewart Living Omnimedia, Inc., Class A*	2,756	17,197
MDC Partners, Inc., Class A	3,353	66,054
Media General, Inc.*	7,023	116,020
Meredith Corp.	2,836	147,897
National CineMedia, Inc.	5,048	80,566
New Media Investment Group, Inc.	3,448	61,823
New York Times Co., Class A	10,612	144,854
Nexstar Broadcasting Group, Inc., Class A	2,415	135,240
Reading International, Inc., Class A*	1,506	20,858
Rentrak Corp.*	979	68,334
Saga Communications, Inc., Class A	394	14,913

38 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Scholastic Corp.	2,058	90,820
SFX Entertainment, Inc.*	3,959	17,776
Sinclair Broadcast Group, Inc., Class A	5,114	142,732
Sizmek, Inc.*	2,184	15,506
The EW Scripps Co., Class A	4,564	104,287
The McClatchy Co., Class A*	5,532	5,975
Time, Inc.	8,452	194,481
Townsquare Media, Inc., Class A*	783	10,633
Tribune Publishing Co.	2,030	31,546
World Wrestling Entertainment, Inc., Class A	2,503	41,299
		2,398,529

Metals & Mining - 0.9%
AK Steel Holding Corp.*	13,722	53,104
Carpenter Technology Corp.	3,890	150,465
Century Aluminum Co.*	3,803	39,665
Cliffs Natural Resources, Inc.	11,829	51,220
Coeur Mining, Inc.*	10,492	59,909
Commercial Metals Co.	8,931	143,611
Globe Specialty Metals, Inc.	5,015	88,766
Handy & Harman Ltd.*	202	6,999
Haynes International, Inc.	1,062	52,378
Hecla Mining Co.	28,581	75,168
Horsehead Holding Corp.*	4,443	52,072
Kaiser Aluminum Corp.	1,324	109,998
Materion Corp.	1,555	54,814
Olympic Steel, Inc.	846	14,754
Real Industry, Inc.*	1,889	21,440
RTI International Metals, Inc.*	2,377	74,923
Ryerson Holding Corp.*	965	8,782
Schnitzer Steel Industries, Inc., Class A	2,273	39,709
Stillwater Mining Co.*	9,314	107,949
SunCoke Energy, Inc.	5,034	65,442
TimkenSteel Corp.	3,081	83,156
Worthington Industries, Inc.	3,705	111,372
		1,465,696

Multi-Utilities - 0.3%
Avista Corp.	4,806	147,304
Black Hills Corp.	3,459	150,985
NorthWestern Corp.	3,630	176,963
		475,252

Multiline Retail - 0.4%
Big Lots, Inc.	4,162	187,248
Burlington Stores, Inc.*	5,819	297,933
Fred’s, Inc., Class A	3,167	61,092
Tuesday Morning Corp.*	3,766	42,424
		588,697

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 39

	SHARES	VALUE ($)
Oil, Gas & Consumable Fuels - 2.3%
Abraxas Petroleum Corp.*	7,685	22,671
Adams Resources & Energy, Inc.	189	8,429
Alon USA Energy, Inc.	2,410	45,549
Approach Resources, Inc.*	3,528	24,167
Ardmore Shipping Corp.	1,617	19,582
Bill Barrett Corp.*	4,332	37,212
Bonanza Creek Energy, Inc.*	3,836	70,007
Callon Petroleum Co.*	4,852	40,369
Carrizo Oil & Gas, Inc.*	3,971	195,532
Clayton Williams Energy, Inc.*	515	33,861
Clean Energy Fuels Corp.*	5,949	33,433
Cloud Peak Energy, Inc.*	5,496	25,611
Contango Oil & Gas Co.*	1,560	19,141
Delek US Holdings, Inc.	4,427	163,002
DHT Holdings, Inc.	7,166	55,680
Dorian LPG Ltd.*	1,932	32,226
Earthstone Energy, Inc.*	101	1,973
Eclipse Resources Corp.*	2,658	13,981
Energy Fuels, Inc.*	3,400	15,130
Energy XXI Ltd.	8,400	22,092
Erin Energy Corp.*	1,082	4,231
Evolution Petroleum Corp.	1,370	9,028
EXCO Resources, Inc.	14,704	17,351
Frontline Ltd.*	8,340	20,350
GasLog Ltd.	3,212	64,079
Gastar Exploration, Inc.*	6,157	19,025
Green Plains, Inc.	2,929	80,694
Halcon Resources Corp.*	23,366	27,105
Hallador Energy Co.	353	2,944
Isramco, Inc.*	85	11,732
Jones Energy, Inc., Class A*	2,235	20,227
Magnum Hunter Resources Corp.:
Warrants (strike price $8.50/share, expires 04/15/2016)(b)*	1,482	—
Common*	16,925	31,650
Matador Resources Co.*	5,646	141,150
Navios Maritime Acquisition Corp.	7,368	26,451
Nordic American Tankers Ltd.	6,883	97,945
Northern Oil and Gas, Inc.*	5,718	38,711
Oasis Petroleum, Inc.*	10,743	170,277
Pacific Ethanol, Inc.*	1,816	18,741
Panhandle Oil and Gas, Inc., Class A	1,238	25,614
Par Petroleum Corp.*	1,236	23,138
Parsley Energy, Inc., Class A*	6,441	112,202
PDC Energy, Inc.*	3,091	165,801
Peabody Energy Corp.	21,437	46,947
Penn Virginia Corp.*	5,878	25,746
Renewable Energy Group, Inc.*	3,095	35,778
REX American Resources Corp.*	552	35,129

40 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Rex Energy Corp.*	4,308	24,082
Ring Energy, Inc.*	1,669	18,676
Rosetta Resources, Inc.*	5,842	135,184
RSP Permian, Inc.*	4,223	118,709
Sanchez Energy Corp.*	4,490	44,002
SandRidge Energy, Inc.*	33,414	29,304
Scorpio Tankers, Inc.	13,801	139,252
SemGroup Corp., Class A	3,388	269,278
Ship Finance International Ltd.	4,576	74,680
Solazyme, Inc.*	6,808	21,377
Stone Energy Corp.*	4,921	61,955
Synergy Resources Corp.*	8,031	91,794
Teekay Tankers Ltd., Class A	7,096	46,905
TransAtlantic Petroleum Ltd.*	2,028	10,363
Triangle Petroleum Corp.*	3,599	18,067
Ultra Petroleum Corp.*	11,823	148,024
Uranium Energy Corp.*	7,100	11,289
W&T Offshore, Inc.	3,057	16,752
Western Refining, Inc.	5,490	239,474
Westmoreland Coal Co.*	1,194	24,811
		3,695,672

Paper & Forest Products - 0.5%
Boise Cascade Co.*	3,051	111,911
Clearwater Paper Corp.*	1,471	84,288
Deltic Timber Corp.	942	63,717
KapStone Paper and Packaging Corp.	6,572	151,945
Louisiana-Pacific Corp.*	10,994	187,228
Neenah Paper, Inc.	1,291	76,117
PH Glatfelter Co.	3,337	73,381
Schweitzer-Mauduit International, Inc.	2,352	93,798
Wausau Paper Corp.	3,164	29,045
		871,430

Personal Products - 0.2%
Elizabeth Arden, Inc.*	2,269	32,356
Inter Parfums, Inc.	1,484	50,352
Medifast, Inc.*	838	27,084
Natural Health Trends Corp.	608	25,208
Nature’s Sunshine Products, Inc.	1,018	13,998
Nutraceutical International Corp.*	861	21,301
Revlon, Inc., Class A*	936	34,361
Synutra International, Inc.*	1,867	13,349
USANA Health Sciences, Inc.*	481	65,733
		283,742

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 41

	SHARES	VALUE ($)
Pharmaceuticals - 1.8%
Aerie Pharmaceuticals, Inc.*	1,583	27,940
Agile Therapeutics, Inc.*	803	6,898
Alimera Sciences, Inc.*	1,462	6,740
Amphastar Pharmaceuticals, Inc.*	2,452	43,106
ANI Pharmaceuticals, Inc.*	616	38,223
Aratana Therapeutics, Inc.*	2,189	33,098
Assembly Biosciences, Inc.*	1,107	21,321
BioDelivery Sciences International, Inc.*	3,714	29,563
Carbylan Therapeutics, Inc.*	957	6,843
Catalent, Inc.*	6,454	189,296
Cempra, Inc.*	2,640	90,710
Collegium Pharmaceutical, Inc.*	515	9,188
Corcept Therapeutics, Inc.*	3,942	23,691
Corium International, Inc.*	671	9,186
Depomed, Inc.*	4,628	99,317
Dermira, Inc.*	690	12,109
Durect Corp.*	8,677	20,738
Endocyte, Inc.*	2,665	13,831
Flex Pharma, Inc.*	474	8,153
Foamix Pharmaceuticals Ltd.*	1,746	17,896
Forest Laboratories, Inc.*(b)	1,024	—
Heska Corp.*	439	13,034
IGI Laboratories, Inc.*	2,576	16,229
Impax Laboratories, Inc.*	5,534	254,121
Intersect ENT, Inc.*	1,082	30,978
Intra-Cellular Therapies, Inc.*	1,532	48,947
Lannett Co., Inc.*	2,047	121,674
Medicines Co. (The)*	5,111	146,226
Nektar Therapeutics*	10,150	126,976
Ocular Therapeutix, Inc.*	1,006	21,156
Omeros Corp.*	3,039	54,672
Omthera Pharmaceutical, Inc.*(b)	508	305
Pacira Pharmaceuticals, Inc.*	2,812	198,865
Paratek Pharmaceuticals, Inc.	941	24,250
Pernix Therapeutics Holdings, Inc.*	2,981	17,648
Phibro Animal Health Corp., Class A	1,313	51,128
POZEN, Inc.*	2,758	28,435
Prestige Brands Holdings, Inc.*	4,036	186,625
Relypsa, Inc.*	2,516	83,254
Revance Therapeutics, Inc.*	1,207	38,600
Sagent Pharmaceuticals, Inc.*	1,961	47,672
SciClone Pharmaceuticals, Inc.*	3,828	37,591
Sucampo Pharmaceuticals, Inc., Class A*	1,564	25,696
Supernus Pharmaceuticals, Inc.*	2,624	44,555
Tetraphase Pharmaceuticals, Inc.*	2,696	127,898
TherapeuticsMD, Inc.*	10,413	81,846
Theravance Biopharma, Inc.*	2,108	27,446
Theravance, Inc.	6,571	118,738

42 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
VIVUS, Inc.*	8,977	21,186
XenoPort, Inc.*	5,108	31,312
Zogenix, Inc.*	8,716	14,643
ZS Pharma, Inc.*	1,402	73,451
		2,823,004

Professional Services - 1.3%
Acacia Research Corp.	4,242	37,202
Advisory Board Co. (The)*	3,275	179,044
Barrett Business Services, Inc.	606	22,010
CBIZ, Inc.*	3,612	34,820
CDI Corp.	1,164	15,132
CEB, Inc.	2,582	224,789
CRA International, Inc.*	707	19,704
Exponent, Inc.	2,005	89,784
Franklin Covey Co.*	1,007	20,432
FTI Consulting, Inc.*	3,210	132,380
GP Strategies Corp.*	1,007	33,473
Heidrick & Struggles International, Inc.	1,525	39,772
Hill International, Inc.*	2,159	11,356
Huron Consulting Group, Inc.*	1,787	125,251
ICF International, Inc.*	1,507	52,534
Insperity, Inc.	1,495	76,096
Kelly Services, Inc., Class A	2,314	35,520
Kforce, Inc.	1,903	43,522
Korn/Ferry International	3,891	135,290
Mistras Group, Inc.*	1,338	25,395
Navigant Consulting, Inc.*	3,723	55,361
On Assignment, Inc.*	3,992	156,806
Pendrell Corp.*	12,424	17,021
Resources Connection, Inc.	2,900	46,661
RPX Corp.*	4,188	70,777
TriNet Group, Inc.*	3,176	80,512
TrueBlue, Inc.*	3,417	102,168
Volt Information Sciences, Inc.*	744	7,224
VSE Corp.	430	23,009
WageWorks, Inc.*	2,758	111,561
		2,024,606

Real Estate Investment Trusts - 7.8%
Acadia Realty Trust	5,308	154,516
AG Mortgage Investment Trust, Inc.	2,395	41,386
Agree Realty Corp.	1,546	45,097
Alexander’s, Inc.	162	66,420
Altisource Residential Corp.	4,415	74,393
American Assets Trust, Inc.	2,868	112,454
American Capital Mortgage Investment Corp.	3,949	63,144
American Residential Properties, Inc.*	2,485	45,972
Anworth Mortgage Asset Corp.	8,089	39,879

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 43

	SHARES	VALUE ($)
Apollo Commercial Real Estate Finance, Inc.	4,509	74,083
Apollo Residential Mortgage, Inc.	2,739	40,236
Ares Commercial Real Estate Corp.	2,562	29,181
Armada Hoffler Properties, Inc.	1,639	16,374
ARMOUR Residential REIT, Inc.	27,195	76,418
Ashford Hospitality Prime, Inc.	2,274	34,155
Ashford Hospitality Trust, Inc.	6,276	53,095
Associated Estates Realty Corp.	4,468	127,919
Bluerock Residential Growth REIT, Inc.	1,454	18,408
Campus Crest Communities, Inc.	5,690	31,523
Capstead Mortgage Corp.	7,394	82,073
CareTrust REIT, Inc.	2,304	29,192
CatchMark Timber Trust, Inc., Class A	3,052	35,312
Cedar Realty Trust, Inc.	7,099	45,434
Chambers Street Properties	18,280	145,326
Chatham Lodging Trust	2,956	78,245
Chesapeake Lodging Trust	4,604	140,330
Colony Capital, Inc., Class A	8,620	195,243
CorEnergy Infrastructure Trust, Inc.	4,105	25,944
CoreSite Realty Corp.	1,850	84,064
Cousins Properties, Inc.	16,716	173,512
CubeSmart	12,838	297,328
CyrusOne, Inc.	3,986	117,388
CYS Investments, Inc.	12,204	94,337
DCT Industrial Trust, Inc.	6,857	215,584
DiamondRock Hospitality Co.	15,490	198,427
DuPont Fabros Technology, Inc.	4,873	143,510
Dynex Capital, Inc.	4,570	34,823
Easterly Government Properties, Inc.	1,213	19,311
EastGroup Properties, Inc.	2,493	140,181
Education Realty Trust, Inc.	3,732	117,035
EPR Properties	4,413	241,744
Equity One, Inc.	5,797	135,302
Excel Trust, Inc.	4,893	77,163
FelCor Lodging Trust, Inc.	11,057	109,243
First Industrial Realty Trust, Inc.	8,545	160,048
First Potomac Realty Trust	5,123	52,767
Franklin Street Properties Corp.	6,941	78,503
GEO Group, Inc. (The)	5,761	196,796
Getty Realty Corp.	2,309	37,775
Gladstone Commercial Corp.	1,672	27,688
Government Properties Income Trust	5,430	100,726
Gramercy Property Trust, Inc.	4,421	103,319
Great Ajax Corp.	338	4,793
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,851	57,163
Hatteras Financial Corp.	7,470	121,761
Healthcare Realty Trust, Inc.	7,748	180,218
Hersha Hospitality Trust	3,789	97,144
Highwoods Properties, Inc.	7,258	289,957

44 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Hudson Pacific Properties, Inc.	5,745	162,986
Independence Realty Trust, Inc.	1,890	14,232
InfraREIT, Inc.	1,690	47,928
Inland Real Estate Corp.	7,356	69,293
Invesco Mortgage Capital, Inc.	9,503	136,083
Investors Real Estate Trust	9,894	70,643
iStar Financial, Inc.*	6,600	87,912
Kite Realty Group Trust	6,450	157,831
LaSalle Hotel Properties	8,718	309,140
Lexington Realty Trust	15,856	134,459
LTC Properties, Inc.	2,743	114,109
Mack-Cali Realty Corp.	6,878	126,761
Medical Properties Trust, Inc.	16,123	211,372
Monmouth Real Estate Investment Corp.	5,012	48,717
Monogram Residential Trust, Inc.	12,851	115,916
National Health Investors, Inc.	2,899	180,608
National Storage Affiliates Trust	1,767	21,911
New Residential Investment Corp.	15,353	233,980
New Senior Investment Group, Inc.	5,126	68,535
New York Mortgage Trust, Inc.	9,264	69,295
New York REIT, Inc.	12,538	124,753
NexPoint Residential Trust, Inc.	1,463	19,648
One Liberty Properties, Inc.	1,012	21,535
Orchid Island Capital, Inc.	1,416	15,873
Parkway Properties Inc/Md	6,906	120,441
Pebblebrook Hotel Trust	5,545	237,770
Pennsylvania Real Estate Investment Trust	5,334	113,828
PennyMac Mortgage Investment Trust	5,756	100,327
Physicians Realty Trust	5,426	83,343
Potlatch Corp.	3,139	110,869
Preferred Apartment Communities, Inc., Class A	1,715	17,064
PS Business Parks, Inc.	1,504	108,514
QTS Realty Trust, Inc., Class A	1,852	67,505
RAIT Financial Trust	7,053	43,094
Ramco-Gershenson Properties Trust	6,108	99,683
Redwood Trust, Inc.	6,503	102,097
Resource Capital Corp.	11,065	42,822
Retail Opportunity Investments Corp.	7,252	113,276
Rexford Industrial Realty, Inc.	4,272	62,286
RLJ Lodging Trust	10,201	303,786
Rouse Properties, Inc.	2,824	46,172
Ryman Hospitality Properties, Inc.	3,356	178,237
Sabra Health Care REIT, Inc.	4,571	117,657
Saul Centers, Inc.	873	42,943
Select Income REIT	4,836	99,815
Silver Bay Realty Trust Corp.	2,806	45,710
Sovran Self Storage, Inc.	2,745	238,568
STAG Industrial, Inc.	4,997	99,940
Starwood Waypoint Residential Trust	2,946	69,997

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 45

	SHARES	VALUE ($)
STORE Capital Corp.	2,770	55,677
Strategic Hotels & Resorts, Inc.*	21,247	257,514
Summit Hotel Properties, Inc.	6,735	87,622
Sun Communities, Inc.	3,596	222,341
Sunstone Hotel Investors, Inc.	16,105	241,736
Terreno Realty Corp.	3,319	65,384
Trade Street Residential, Inc.	1,663	11,076
UMH Properties, Inc.	1,825	17,885
United Development Funding IV	2,365	41,340
Universal Health Realty Income Trust	985	45,763
Urban Edge Properties	6,851	142,432
Urstadt Biddle Properties, Inc., Class A	2,125	39,695
Washington Real Estate Investment Trust	5,259	136,471
Western Asset Mortgage Capital Corp.	3,699	54,634
Whitestone REIT	1,829	23,814
Xenia Hotels & Resorts, Inc.	8,618	187,355
		12,489,365

Real Estate Management & Development - 0.4%
Alexander & Baldwin, Inc.	3,770	148,538
Altisource Asset Management Corp.*	70	10,100
Altisource Portfolio Solutions S.A.*	1,173	36,117
AV Homes, Inc.*	824	11,841
Consolidated-Tomoka Land Co.	377	21,730
Forestar Group, Inc.*	2,595	34,150
FRP Holdings, Inc.*	453	14,691
Kennedy-Wilson Holdings, Inc.	7,230	177,786
Marcus & Millichap, Inc.*	1,049	48,401
RE/MAX Holdings, Inc., Class A	1,023	36,327
St Joe Co. (The)*	5,188	80,569
Tejon Ranch Co.*	1,147	29,489
		649,739

Road & Rail - 0.6%
ArcBest Corp.	2,213	70,373
Celadon Group, Inc.	1,805	37,327
Con-way, Inc.	4,448	170,670
Covenant Transportation Group, Inc., Class A*	905	22,679
Heartland Express, Inc.	3,887	78,634
Knight Transportation, Inc.	4,827	129,074
Marten Transport Ltd.	2,020	43,834
PAM Transportation Services, Inc.*	289	16,777
Quality Distribution, Inc.*	2,068	31,971
Roadrunner Transportation Systems, Inc.*	2,171	56,012
Saia, Inc.*	1,936	76,066
Swift Transportation Co.*	6,796	154,065
Universal Truckload Services, Inc.	475	10,431
USA Truck, Inc.*	561	11,910

46 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Werner Enterprises, Inc.	3,424	89,880
YRC Worldwide, Inc.*	2,802	36,370
		1,036,073

Semiconductors & Semiconductor Equipment - 2.9%
Advanced Energy Industries, Inc.*	3,385	93,054
Advanced Micro Devices, Inc.*	49,090	117,816
Alpha & Omega Semiconductor Ltd.*	1,207	10,549
Ambarella, Inc.*	2,418	248,304
Amkor Technology, Inc.*	7,647	45,729
Applied Micro Circuits Corp.*	6,307	42,572
Axcelis Technologies, Inc.*	9,665	28,608
Brooks Automation, Inc.	5,690	65,150
Cabot Microelectronics Corp.*	1,908	89,886
Cascade Microtech, Inc.*	1,145	17,433
Cavium, Inc.*	4,268	293,681
CEVA, Inc.*	1,590	30,894
Cirrus Logic, Inc.*	4,894	166,543
Cohu, Inc.	2,037	26,950
Diodes, Inc.*	2,893	69,750
DSP Group, Inc.*	1,705	17,613
Entegris, Inc.*	10,823	157,691
Exar Corp.*	3,348	32,743
Fairchild Semiconductor International, Inc.*	8,986	156,177
FormFactor, Inc.*	4,374	40,241
Inphi Corp.*	2,806	64,145
Integrated Device Technology, Inc.*	11,449	248,443
Integrated Silicon Solution, Inc.	2,404	53,225
Intersil Corp., Class A	10,174	127,277
IXYS Corp.	2,094	32,038
Kopin Corp.*	6,180	21,321
Lattice Semiconductor Corp.*	9,014	53,092
M/A-COM Technology Solutions Holdings, Inc.*	1,810	69,232
Mattson Technology, Inc.*	5,778	19,356
MaxLinear, Inc., Class A*	3,543	42,870
Micrel, Inc.	3,924	54,544
Microsemi Corp.*	7,345	256,708
MKS Instruments, Inc.	4,119	156,275
Monolithic Power Systems, Inc.	3,051	154,716
Nanometrics, Inc.*	2,115	34,094
NeoPhotonics Corp.*	2,155	19,675
NVE Corp.	408	31,987
OmniVision Technologies, Inc.*	4,484	117,458
PDF Solutions, Inc.*	2,083	33,328
Pericom Semiconductor Corp.	1,727	22,710
Photronics, Inc.*	5,437	51,706
PMC-Sierra, Inc.*	13,463	115,243
Power Integrations, Inc.	2,271	102,604
Rambus, Inc.*	8,912	129,135

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 47

	SHARES	VALUE ($)
Rudolph Technologies, Inc.*	2,894	34,757
Semtech Corp.*	5,124	101,711
Sigma Designs, Inc.*	2,732	32,593
Silicon Laboratories, Inc.*	3,296	178,017
Synaptics, Inc.*	2,842	246,501
Tessera Technologies, Inc.	4,061	154,237
Ultra Clean Holdings, Inc.*	2,008	12,510
Ultratech, Inc.*	2,360	43,802
Veeco Instruments, Inc.*	3,117	89,583
Xcerra Corp.*	4,282	32,415
		4,688,692

Software - 4.1%
A10 Networks, Inc.*	2,617	16,853
ACI Worldwide, Inc.*	9,010	221,376
Advent Software, Inc.	4,066	179,758
American Software, Inc., Class A	1,795	17,053
Aspen Technology, Inc.*	6,589	300,129
AVG Technologies NV*	3,122	84,950
Barracuda Networks, Inc.*	711	28,170
Blackbaud, Inc.	3,617	205,988
Bottomline Technologies de, Inc.*	3,347	93,080
BroadSoft, Inc.*	2,249	77,748
Callidus Software, Inc.*	4,118	64,158
Code Rebel Corp.*	83	2,687
Commvault Systems, Inc.*	3,491	148,053
Comverse, Inc.*	1,972	39,598
Cyan, Inc.*	2,216	11,612
Digimarc Corp.*	626	28,258
Digital Turbine, Inc.*	3,758	11,349
Ebix, Inc.	2,069	67,470
Ellie Mae, Inc.*	2,269	158,354
EnerNOC, Inc.*	2,044	19,827
Epiq Systems, Inc.	2,837	47,889
ePlus, Inc.*	467	35,796
Fair Isaac Corp.	2,396	217,509
Fleetmatics Group plc*	2,950	138,148
Gigamon, Inc.*	2,167	71,489
Globant S.A.*	1,179	35,877
Glu Mobile, Inc.*	9,287	57,672
Guidance Software, Inc.*	1,234	10,452
Guidewire Software, Inc.*	5,415	286,616
HubSpot, Inc.*	1,452	71,990
Imperva, Inc.*	2,048	138,650
Infoblox, Inc.*	4,373	114,616
Interactive Intelligence Group, Inc.*	1,335	59,367
Jive Software, Inc.*	3,414	17,923
Manhattan Associates, Inc.*	5,694	339,647
Mentor Graphics Corp.	7,718	203,987

48 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
MicroStrategy, Inc., Class A*	717	121,947
MobileIron, Inc.*	3,001	17,736
Model N, Inc.*	1,727	20,569
Monotype Imaging Holdings, Inc.	3,293	79,394
NetScout Systems, Inc.*	2,882	105,683
Park City Group, Inc.*	855	10,593
Paycom Software, Inc.*	2,435	83,155
Paylocity Holding Corp.*	1,195	42,841
Pegasystems, Inc.	2,759	63,154
Progress Software Corp.*	3,905	107,387
Proofpoint, Inc.*	3,042	193,684
PROS Holdings, Inc.*	1,967	41,523
QAD, Inc., Class A	789	20,853
Qlik Technologies, Inc.*	7,049	246,433
Qualys, Inc.*	1,802	72,711
Rally Software Development Corp.*	2,228	43,335
RealPage, Inc.*	4,073	77,672
Rovi Corp.*	6,823	108,827
Rubicon Project, Inc. (The)*	1,981	29,636
Sapiens International Corp. NV	2,130	22,109
Seachange International, Inc.*	2,824	19,796
Silver Spring Networks, Inc.*	3,137	38,930
Synchronoss Technologies, Inc.*	2,992	136,824
Take-Two Interactive Software, Inc.*	6,530	180,032
Tangoe, Inc.*	3,466	43,602
TeleCommunication Systems, Inc., Class A*	4,102	13,578
Telenav, Inc.*	2,354	18,950
TiVo, Inc.*	7,493	75,979
TubeMogul, Inc.*	1,078	15,405
Tyler Technologies, Inc.*	2,599	336,259
Varonis Systems, Inc.*	522	11,531
VASCO Data Security International, Inc.*	2,265	68,380
Verint Systems, Inc.*	4,735	287,628
VirnetX Holding Corp.*	3,778	15,868
Workiva, Inc.*	633	8,754
Yodlee, Inc.*	1,403	20,259
Zendesk, Inc.*	4,147	92,105
Zix Corp.*	5,001	25,855
		6,543,076

Specialty Retail - 3.0%
Abercrombie & Fitch Co., Class A	5,368	115,466
America’s Car-Mart, Inc.*	726	35,806
American Eagle Outfitters, Inc.	15,081	259,695
ANN, Inc.*	3,549	171,381
Asbury Automotive Group, Inc.*	2,103	190,574
Ascena Retail Group, Inc.*	10,832	180,407
Barnes & Noble, Inc.*	3,916	101,659
bebe stores, Inc.	3,035	6,070

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 49

	SHARES	VALUE ($)
Big 5 Sporting Goods Corp.	1,497	21,272
Boot Barn Holdings, Inc.*	922	29,504
Build-A-Bear Workshop, Inc.*	1,105	17,669
Caleres, Inc.	3,380	107,416
Chico’s FAS, Inc.	11,063	183,978
Children’s Place, Inc. (The)	1,591	104,067
Christopher & Banks Corp.*	3,132	12,559
Citi Trends, Inc.*	1,298	31,412
Conn’s, Inc.*	2,111	83,807
Container Store Group, Inc. (The)*	1,542	26,014
Destination XL Group, Inc.*	3,868	19,379
Express, Inc.*	6,521	118,095
Five Below, Inc.*	4,204	166,184
Francesca’s Holdings Corp.*	3,266	43,993
Genesco, Inc.*	1,856	122,552
Group 1 Automotive, Inc.	1,801	163,585
Guess?, Inc.	4,778	91,594
Haverty Furniture Cos., Inc.	1,689	36,516
Hibbett Sports, Inc.*	1,921	89,480
Kirkland’s, Inc.	1,302	36,287
Lithia Motors, Inc., Class A	1,757	198,822
Lumber Liquidators Holdings, Inc.*	2,090	43,284
MarineMax, Inc.*	2,047	48,125
Mattress Firm Holding Corp.*	1,582	96,423
Men’s Wearhouse, Inc. (The)	3,729	238,917
Monro Muffler Brake, Inc.	2,456	152,665
Outerwall, Inc.	1,424	108,381
Party City Holdco, Inc.*	1,941	39,344
Pep Boys-Manny Moe & Jack (The)*	4,589	56,307
Pier 1 Imports, Inc.	6,957	87,867
Rent-A-Center, Inc.	4,092	116,008
Restoration Hardware Holdings, Inc.*	2,577	251,593
Select Comfort Corp.*	4,036	121,363
Shoe Carnival, Inc.	1,156	33,362
Sonic Automotive, Inc., Class A	2,540	60,528
Sportsman’s Warehouse Holdings, Inc.*	872	9,915
Stage Stores, Inc.	2,464	43,194
Stein Mart, Inc.	2,386	24,981
Systemax, Inc.*	1,000	8,640
The Buckle, Inc.	2,185	100,007
The Cato Corp., Class A	2,030	78,683
The Finish Line, Inc., Class A	3,554	98,872
Tile Shop Holdings, Inc.*	2,513	35,659
Tilly’s, Inc., Class A*	827	7,997
Vitamin Shoppe, Inc.*	2,295	85,535
West Marine, Inc.*	1,507	14,527
Winmark Corp.	223	21,966
Zumiez, Inc.*	1,698	45,218
		4,794,604

50 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Technology Hardware, Storage & Peripherals - 0.7%
Avid Technology, Inc.*	2,494	33,270
Cray, Inc.*	3,150	92,957
Diebold, Inc.	5,004	175,140
Dot Hill Systems Corp.*	5,376	32,901
Eastman Kodak Co.*	1,582	26,578
Electronics For Imaging, Inc.*	3,618	157,419
Imation Corp.*	2,711	11,007
Immersion Corp.*	2,323	29,432
Nimble Storage, Inc.*	3,910	109,715
QLogic Corp.*	6,734	95,555
Quantum Corp.*	19,651	33,014
Silicon Graphics International Corp.*	2,677	17,320
Stratasys Ltd.*	3,930	137,275
Super Micro Computer, Inc.*	2,845	84,155
Violin Memory, Inc.*	7,183	17,598
		1,053,336

Textiles, Apparel & Luxury Goods - 1.0%
Cherokee, Inc.	661	18,627
Columbia Sportswear Co.	2,214	133,858
Crocs, Inc.*	5,941	87,392
Culp, Inc.	785	24,335
Deckers Outdoor Corp.*	2,668	192,016
G-III Apparel Group Ltd.*	3,078	216,537
Iconix Brand Group, Inc.*	3,684	91,989
Movado Group, Inc.	1,238	33,624
Oxford Industries, Inc.	1,130	98,819
Perry Ellis International, Inc.*	933	22,177
Quiksilver, Inc.*	11,336	7,514
Sequential Brands Group, Inc.*	1,513	23,134
Steven Madden Ltd.*	4,343	185,794
Superior Uniform Group, Inc.	573	9,477
Tumi Holdings, Inc.*	4,539	93,140
Unifi, Inc.*	1,199	40,167
Vera Bradley, Inc.*	1,814	20,444
Vince Holding Corp.*	1,135	13,597
Wolverine World Wide, Inc.	7,966	226,872
		1,539,513

Thrifts & Mortgage Finance - 1.9%
Anchor BanCorp Wisconsin, Inc.*	570	21,649
Astoria Financial Corp.	6,944	95,758
Bank Mutual Corp.	3,599	27,604
BankFinancial Corp.	1,984	23,371
BBX Capital Corp., Class A*	622	10,101
Bear State Financial, Inc.*	1,029	9,611
Beneficial Bancorp, Inc.*	6,383	79,724
BofI Holding, Inc.*	1,185	125,266

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 51

	SHARES	VALUE ($)
Brookline Bancorp, Inc.	5,406	61,034
Capitol Federal Financial, Inc.	10,856	130,706
Charter Financial Corp.	1,280	15,885
Clifton Bancorp, Inc.	2,373	33,198
Dime Community Bancshares, Inc.	2,402	40,690
Essent Group Ltd.*	4,289	117,304
EverBank Financial Corp.	7,468	146,746
Federal Agricultural Mortgage Corp., Class C	895	26,009
First Defiance Financial Corp.	799	29,986
Flagstar Bancorp, Inc.*	1,712	31,638
Fox Chase Bancorp, Inc.	1,196	20,236
Heritage Financial Group, Inc.	714	21,548
Hingham Institution for Savings	102	11,741
HomeStreet, Inc.*	1,967	44,887
Impac Mortgage Holdings, Inc.*	665	12,728
Kearny Financial Corp.*	7,218	80,553
Ladder Capital Corp.	3,069	53,247
LendingTree, Inc.*	447	35,139
Meridian Bancorp, Inc.*	4,240	56,858
Meta Financial Group, Inc.	474	20,344
MGIC Investment Corp.*	26,211	298,281
Nationstar Mortgage Holdings, Inc.*	3,032	50,938
NMI Holdings, Inc., Class A*	4,529	36,323
Northfield Bancorp, Inc.	3,620	54,481
Northwest Bancshares, Inc.	7,290	93,458
OceanFirst Financial Corp.	1,187	22,138
Ocwen Financial Corp.*	8,291	84,568
Oritani Financial Corp.	3,396	54,506
PennyMac Financial Services, Inc., Class A*	1,102	19,968
Provident Financial Services, Inc.	5,242	99,546
Radian Group, Inc.	14,773	277,141
Stonegate Mortgage Corp.*	1,281	12,900
Territorial Bancorp, Inc.	940	22,804
TrustCo Bank Corp.	7,825	55,010
United Community Financial Corp.	3,416	18,276
United Financial Bancorp, Inc.	3,817	51,339
Walker & Dunlop, Inc.*	2,042	54,603
Washington Federal, Inc.	7,319	170,899
Waterstone Financial, Inc.	2,330	30,756
WSFS Financial Corp.	2,397	65,558
		2,957,054

Tobacco - 0.2%
Alliance One International, Inc.*	779	18,633
Universal Corp.	1,744	99,966
Vector Group Ltd.	6,305	147,915
		266,514

52 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Trading Companies & Distributors - 0.6%
Aircastle Ltd.	4,816	109,179
Applied Industrial Technologies, Inc.	3,099	122,875
Beacon Roofing Supply, Inc.*	3,830	127,233
CAI International, Inc.*	1,481	30,494
DXP Enterprises, Inc.*	972	45,198
H&E Equipment Services, Inc.	2,409	48,108
Kaman Corp.	2,101	88,116
Lawson Products, Inc.*	447	10,496
MRC Global, Inc.*	7,949	122,732
Neff Corp., Class A*	900	9,081
Rush Enterprises, Inc., Class A*	2,992	78,420
Stock Building Supply Holdings, Inc.*	1,306	25,532
TAL International Group, Inc.*	2,566	81,086
Textainer Group Holdings Ltd.	1,837	47,780
Titan Machinery, Inc.*	1,521	22,404
Veritiv Corp.*	629	22,933
		991,667

Transportation Infrastructure – 0.0%
Wesco Aircraft Holdings, Inc.*	4,699	71,190

Water Utilities - 0.2%
American States Water Co.	2,916	109,029
Artesian Resources Corp., Class A	490	10,334
California Water Service Group	3,695	84,431
Connecticut Water Service, Inc.	883	30,163
Consolidated Water Co., Ltd.	1,137	14,326
Middlesex Water Co.	1,246	28,110
SJW Corp.	1,344	41,248
York Water Co. (The)	992	20,693
		338,334

Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	2,827	23,351
Contra Leap Wireless, Inc.*(b)	4,674	11,779
NTELOS Holdings Corp.	1,286	5,941
RingCentral, Inc., Class A*	4,135	76,456
Shenandoah Telecommunications Co.	1,866	63,873
Spok Holdings, Inc.	1,934	32,569
		213,969

Total Equity Securities (Cost $114,330,226)		147,236,770

EXCHANGE-TRADED PRODUCTS - 1.2%
iShares Russell 2000 ETF	15,600	1,947,816

Total Exchange-Traded Products (Cost $1,989,156)		1,947,816

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	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.6%
United States Treasury Bills, 0.11%, 7/23/15 ^	1,000,000	999,933

Total U.S. Treasury Obligations (Cost $999,933)		999,933

TIME DEPOSIT - 0.2%
State Street Bank Time Deposit, 0.088%, 7/1/15	378,626	378,626

Total Time Deposit (Cost $378,626)		378,626

TOTAL INVESTMENTS (Cost $117,697,941) - 94.2%		150,563,145
Other assets and liabilities, net - 5.8%		9,202,353
NET ASSETS - 100.0%		$159,765,498

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini Russell 2000 Index^	84	9/15	$10,503,360	($188,590)

^	Futures collateralized by $1,000,000 par value of U.S. Treasury Bills.
*	Non-income producing security.
(b)	This security was valued under the direction of the Board of Directors. See Note A.

Abbreviations:
ETF:	Exchange Traded Fund
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2015

ASSETS
Investments in securities, at value (Cost $117,697,941) - see accompanying schedule	$150,563,145
Receivable for securities sold	24,883,599
Receivable for shares sold	124,091
Dividends and interest receivable	180,740
Receivable for futures variation margin	41,160
Total assets	175,792,735
LIABILITIES
Payable for securities purchased	15,700,315
Payable for shares redeemed	171,919
Payable to Calvert Investment Management, Inc.	46,714
Payable to Calvert Investment Distributors, Inc.	3,237
Payable to Calvert Investment Administrative Services, Inc.	13,347
Payable to Calvert Investment Services, Inc.	1,028
Accrued expenses and other liabilities	90,677
Total liabilities	16,027,237
NET ASSETS	$159,765,498

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 1,773,527 shares outstanding	$93,868,599
Class F: 245,044 shares outstanding	15,487,640
Undistributed net investment income	685,877
Accumulated net realized gain (loss) on investments and foreign currency transactions	17,046,768
Net unrealized appreciation (depreciation)	32,676,614
NET ASSETS	$159,765,498

NET ASSET VALUE PER SHARE
Class I (based on net assets of $140,281,265)	$79.10
Class F (based on net assets of $19,484,233)	$79.51

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign tax withheld of $526)	$1,154,458
Interest income	2,380
Total investment income	1,156,838

Expenses:
Investment advisory fee	289,499
Administrative fees	82,714
Transfer agency fees and expenses	10,796
Distribution Plan expenses:
Class F	18,643
Directors’ fees and expenses	13,536
Accounting fees	16,367
Custodian fees	83,028
Professional fees	17,166
Reports to shareholders	32,465
Licensing fees	29,753
Miscellaneous	27,008
Total expenses	620,975
NET INVESTMENT INCOME	535,863

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	12,891,390
Foreign currency transactions	(4)
Futures	269,140
13,160,526

Change in unrealized appreciation (depreciation) on:
Investments	(6,320,784)
Futures	(390,580)
(6,711,364)

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,449,162

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,985,025

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$535,863	$993,442
Net realized gain (loss)	13,160,526	18,576,316
Change in unrealized appreciation (depreciation)	(6,711,364)	(12,247,733)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,985,025	7,322,025

Distributions to shareholders from:
Net investment income:
Class I shares	—	(841,383)
Class F shares	—	(56,269)
Net realized gain:
Class I shares	—	(16,740,646)
Class F shares	—	(1,895,122)
Total Distributions	—	(19,533,420)

Capital share transactions:
Shares sold:
Class I shares	5,254,838	12,312,897
Class F shares	4,047,235	4,903,319
Shares issued from merger (See Note E):
Class I shares	—	25,315,650
Reinvestment of distributions:
Class I shares	—	17,582,029
Class F shares	—	1,951,391
Shares redeemed:
Class I shares	(21,693,957)	(34,849,885)
Class F shares	(2,512,418)	(3,436,958)
Total capital share transactions	(14,904,302)	23,778,443

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,919,277)	11,567,048

NET ASSETS
Beginning of period	167,684,775	156,117,727
End of period (including undistributed net investment income of $685,877 and $150,014, respectively)	$159,765,498	$167,684,775

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	67,870	150,830
Class F shares	52,452	59,942
Shares issued from merger (See Note E):
Class I shares	—	316,884
Reinvestment of distributions:
Class I shares	—	230,252
Class F shares	—	25,396

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STATEMENTS OF CHANGES IN NET ASSETS

CAPITAL SHARE ACTIVITY - CONT’D	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Shares redeemed:
Class I shares	(279,381)	(426,697)
Class F shares	(32,183)	(41,839)
Total capital share activity	(191,242)	314,768

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. At June 30, 2015, $722 transferred out of Level 3 into Level 2. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For

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restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Exchange traded products and closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, securities valued at $13,187, or 0.0% of net assets were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity Securities*	$147,223,583	$13,187	$**	$147,236,770
Exchange-Traded Products	1,947,816	—	—	1,947,816
U.S. Treasury Obligations	—	999,933	—	999,933
Time Deposit	—	378,626	—	378,626
TOTAL	$149,171,399	$1,391,746	$**	$150,563,145
Other financial instruments***	($188,590)	$—	$—	($188,590)
* For further breakdown of equity securities by industry type, please refer to the Schedule of Investments.
** Level 3 securities represent 0.0% of net assets.
*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investmentss, such as futures, which are valued at the unrealized appreciation/(depreciation) on the instrument.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, or to provide market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at period end are presented in the Schedule of Investments.
During the six months ended June 30, 2015, the Fund invested in E-Mini Russell 2000 Index futures. The volume of outstanding contracts has varied throughout the period with an average of number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	52

*Averages are based on activity levels during the period ended June 30, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of

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each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss in investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35%, of the Portfolio’s average daily net assets.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap are .95% for Class F and .74% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed .20% annually of average daily net assets of Class F.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $6,209 for the six months ended June 30, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $17,874,491 and $34,878,271, respectively.

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As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$43,859,949
Unrealized (depreciation)	(10,975,577)
Net unrealized appreciation/(depreciation)	$32,884,372

Federal income tax cost of investments	$117,678,773
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — REORGANIZATION
On December 11, 2013, the Board of Directors of Calvert Variable Series, Inc. approved the reorganization of the Calvert VP Small Cap Growth Portfolio (“VP Small Cap”) into the Calvert VP Russell 2000 Small Cap Index (“VP Russell”). Shareholders approved the reorganization at a meeting on April 11, 2014 and the reorganization took place on April 30, 2014.
The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
VP SMALL CAP	525,988	VP RUSSELL, CLASS I	316,884	$25,315,650
For financial reporting purposes, assets received and shares issued by VP Russell were recorded at fair value; however, the cost basis of the investments received from VP Small Cap were carried forward to align ongoing reporting of VP Russell’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
VP SMALL CAP	$25,315,650	6,095,146	VP RUSSELL	$148,811,142
Assuming the acquisition had been completed on January 1, 2014, VP Russell’s results of operations for the year ended December 31, 2014 would have been as follows:

Net investment income	$949,473 (a)

Net realized and change in unrealized gain (loss) on investments	$5,364,591 (b)

Net increase (decrease) in assets from operations	$6,314,064
Because VP Small Cap and VP Russell sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of VP Small Cap that have been included in VP Russell’s Statement of Operations since April 30, 2014.
(a) $993,442 as reported, plus ($43,969) from VP Small Cap pre-merger.
(b) $6,328,583 as reported, plus ($963,992) from VP Small Cap pre-merger.
NOTE F — REORGANIZATION
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
CLASS I SHARES	2015 (z)		2014	2013	2012 (z)	2011	2010 (z)
Net asset value, beginning	$75.83		$82.34	$62.39	$57.44	$62.98	$50.19
Income from investment operations:
Net investment income	0.26		0.50	0.56	0.87	0.44	0.43
Net realized and unrealized gain (loss)	3.01		2.99	22.96	7.95	(3.50)	12.66
Total from investment operations	3.27		3.49	23.52	8.82	(3.06)	13.09
Distributions from:
Net investment income	—		(0.48)	(0.58)	(0.63)	(0.33)	(0.30)
Net realized gain	—		(9.52)	(2.99)	(3.24)	(2.15)	—
Total distributions	—		(10.00)	(3.57)	(3.87)	(2.48)	(0.30)
Total increase (decrease) in net asset value	3.27		(6.51)	19.95	4.95	(5.54)	12.79
Net asset value, ending	$79.10		$75.83	$82.34	$62.39	$57.44	$62.98

Total return*	4.31%		4.15%	37.89%	15.50%	(4.89)%	26.08%
Ratios to average net assets: A
Net investment income	0.67	% (a)	0.63%	0.75%	1.40%	0.60%	0.79%
Total expenses	0.73	% (a)	0.75%	0.69%	0.76%	0.79%	0.82%
Expenses before offsets	0.73	% (a)	0.74%	0.69%	0.73%	0.71%	0.70%
Net expenses	0.73	% (a)	0.74%	0.69%	0.73%	0.71%	0.70%
Portfolio turnover	11%		21%	11%	13%	17%	42%
Net assets, ending (in thousands)	$140,281		$150,532	$141,111	$106,827	$90,325	$119,223

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
CLASS F SHARES	2015 (z)		2014	2013	2012 (z)	2011	2010 (z)
Net asset value, beginning	$76.31		$82.79	$62.68	$57.69	$63.21	$50.38
Income from investment operations:
Net investment income	0.18		0.31	0.36	0.77	0.25	0.32
Net realized and unrealized gain (loss)	3.02		3.01	23.11	7.94	(3.44)	12.70
Total from investment operations	3.20		3.32	23.47	8.71	(3.19)	13.02
Distributions from:
Net investment income	—		(0.28)	(0.37)	(0.48)	(0.18)	(0.19)
Net realized gain	—		(9.52)	(2.99)	(3.24)	(2.15)	—
Total distributions	—		(9.80)	(3.36)	(3.72)	(2.33)	(0.19)
Total increase (decrease) in net asset value	3.20		(6.48)	20.11	4.99	(5.52)	12.83
Net asset value, ending	$79.51		$76.31	$82.79	$62.68	$57.69	$63.21

Total return*	4.19%		3.93%	37.62%	15.23%	(5.07)%	25.83%
Ratios to average net assets: A
Net investment income	0.47	% (a)	0.43%	0.55%	1.23%	0.42%	0.58%
Total expenses	0.94	% (a)	0.98%	0.90%	0.99%	1.03%	1.06%
Expenses before offsets	0.94	% (a)	0.95%	0.90%	0.94%	0.92%	0.91%
Net expenses	0.94	% (a)	0.95%	0.90%	0.94%	0.92%	0.91%
Portfolio turnover	11%		21%	11%	13%	17%	42%
Net assets, ending (in thousands)	$19,484		$17,153	$15,007	$9,323	$6,638	$6,085

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 65

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

66 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Calvert VP EAFE International Index Portfolio
Semi-Annual Report June 30, 2015

4	President’s Letter
6	Manager Commentary
8	Shareholder Expense Example
9	Statement of Net Assets
31	Statement of Operations
32	Statements of Changes in Net Assets
33	Notes to Financial Statements
37	Financial Highlights
39	Explanation of Financial Tables
40	Proxy Voting
40	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

4 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 5

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by World Asset Management, Inc., Subadvisor
Performance
For the six months ended June 30, 2015, the Portfolio (Class I shares) returned 6.05 percent, compared with the MSCI EAFE Index (the MSCI Index), which returned 5.88 percent.
Investment Process
The Calvert VP EAFE International Index Portfolio seeks to match as closely as possible, before fees and expenses, the performance of the MSCI Index. As an index fund, the Portfolio uses a passive management approach. All investment decisions are based on the goal of producing returns equivalent to the Index. The unmanaged MSCI Index is made up of a wide range of foreign securities trading in developed foreign markets, including in Europe, Australia, New Zealand, Singapore, and countries in the Far East.
Market Review
International equities had good positive performance in the first half as the low interest-rate environment and flat inflationary trends helped drive economic growth overseas and enhanced corporate profit margins worldwide. Developed markets peaked late in the period and declined as prospects for Greece, China, Spain, and Italy became more worrisome. Despite the worries, a strengthening U.S. dollar has helped make non-U.S. products more attractive relative to U.S. exports and so helped the profit margins of non-U.S. companies. In an ominous sign in the commodity sector, base metal prices fell 22 percent in the first half, hurting the emerging market equity sector. China continued to show weakening growth and investors are increasingly looking at a sharp decline in the equity markets there.
Portfolio Strategy
Foreign stock markets had good absolute returns for the first half, slightly stronger than the S&P 500. There were 21 countries in the EAFE universe as of June 30. Japan and the U.K. were the most heavily weighted, accounting, respectively, for 22.9 percent and 20.3 percent of the Index, and a total of 43.2 percent of the Index.
The strongest returns during the first half of 2015 came from Denmark, Japan, and Ireland. New Zealand, Australia, and Spain were the weakest performing countries in the EAFE universe.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)
	Class I	Class F*
Six month**	6.05%	5.90%
One year	-4.93%	-5.14%
Five year	8.77%	8.53%
Ten year	4.25%	4.02%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.99%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.
** Total Return is not annualized for periods of less than one year.

6 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

For the first half, the strongest sector returns were in health care, followed by consumer discretionary and information technology. The weakest sectors were utilities, energy, and materials.
Outlook
We expect continued economic growth in the United States as the second quarter U.S. economic data suggests an increase in jobs, consumer spending, and housing prices. The U.S. Federal Reserve continues to maintain a supportive interest rate environment although there is a strong possibility of an interest rate increase in September. Continued high levels of oil production and storage will keep pressure on oil and gasoline prices globally, and resulting lower prices will help increase consumer and investor confidence. We do, however, see a mixed environment internationally with increasing volatility in the European and Asian equity markets as Greece, Russian geopolitical concerns, and overvalued Chinese equities cause markets to re-evaluate.
The environment is likely to improve in Europe in the second half of 2015 as the region addresses Greece’s financial situation and economic growth picks up. Increasing financial, monetary, and regulatory support from the Chinese government will go a long way toward supporting Asian equity markets.
July 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	12.9%
Consumer Staples	10.7%
Energy	5.1%
Exchange-Traded Products	1.9%
Financials	25.6%
Health Care	11.0%
Industrials	12.4%
Information Technology	4.6%
Materials	7.2%
Short-Term Investments	0.3%
Telecommunication Services	4.8%
Utilities	3.5%
Total	100%

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 7

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Class I
Actual	0.91%	$1,000.00	$1,060.50	$4.65
Hypothetical (5% return per year before expenses)	0.91%	$1,000.00	$1,020.28	$4.56
Class F
Actual	1.19%	$1,000.00	$1,058.90	$6.07
Hypothetical (5% return per year before expenses)	1.19%	$1,000.00	$1,018.89	$5.96
* Expenses are equal to the Portfolio’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES - 97.3%
Australia - 6.6%
AGL Energy Ltd.	8,863	106,163
Alumina Ltd.	33,251	39,188
Amcor Ltd.	15,789	166,866
AMP Ltd.	38,702	179,469
APA Group	14,671	93,121
Aristocrat Leisure Ltd.	7,049	41,538
Asciano Ltd.	12,841	65,778
ASX Ltd.	2,548	78,313
Aurizon Holdings Ltd.	27,791	109,820
AusNet Services	22,548	24,229
Australia & New Zealand Banking Group Ltd.	36,193	897,719
Bank of Queensland Ltd.	4,831	47,521
Bendigo & Adelaide Bank Ltd.	5,936	56,059
BGP Holdings plc(b)*	77,172	—
BHP Billiton Ltd.	42,025	875,658
Boral Ltd.	10,305	46,437
Brambles Ltd.	20,495	167,345
Caltex Australia Ltd.	3,554	87,194
CIMIC Group Ltd.	1,337	22,400
Coca-Cola Amatil Ltd.	7,540	53,144
Cochlear Ltd.	751	46,366
Commonwealth Bank of Australia	21,215	1,391,187
Computershare Ltd.	6,224	56,142
Crown Resorts Ltd.	4,794	45,052
CSL Ltd.	6,200	412,969
Dexus Property Group REIT	12,641	71,083
Federation Centres REIT	41,918	94,285
Flight Centre Travel Group Ltd.	729	19,154
Fortescue Metals Group Ltd.	20,497	30,157
Goodman Group REIT	22,980	110,988
GPT Group (The) REIT	23,088	76,118
Harvey Norman Holdings Ltd.	7,311	25,399
Healthscope Ltd.	14,822	31,055
Iluka Resources Ltd.	5,512	32,609
Incitec Pivot Ltd.	21,789	64,619
Insurance Australia Group Ltd.	30,829	132,512
Lend Lease Group	7,249	83,926
Macquarie Group Ltd.	3,807	238,708
Medibank Pvt Ltd.*	36,258	56,138
Mirvac Group REIT	48,676	69,366
National Australia Bank Ltd.	34,214	877,886
Newcrest Mining Ltd.*	10,091	101,206
Orica Ltd.	4,907	80,435
Origin Energy Ltd.	14,565	134,296

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	SHARES	VALUE ($)
Platinum Asset Management Ltd.	3,064	17,654
Qantas Airways Ltd.*	7,229	17,597
QBE Insurance Group Ltd.	17,860	188,066
Ramsay Health Care Ltd.	1,850	87,598
REA Group Ltd.	693	20,931
Rio Tinto Ltd.	5,701	236,042
Santos Ltd.	12,951	78,113
Scentre Group REIT	69,668	201,245
Seek Ltd.	4,281	46,365
Sonic Healthcare Ltd.	5,017	82,586
South32 Ltd.:
London Stock Exchange*	27,807	37,606
ASE Stock Exchange*	42,284	58,303
Stockland REIT	30,923	97,662
Suncorp Group Ltd.	16,835	174,160
Sydney Airport	14,297	54,845
TABCORP Holdings Ltd.	10,920	38,273
Tatts Group Ltd.	19,034	54,542
Telstra Corp. Ltd.	55,990	264,813
TPG Telecom Ltd.	3,657	25,268
Transurban Group	25,050	179,453
Treasury Wine Estates Ltd.	8,574	32,957
Wesfarmers Ltd.	14,704	442,073
Westfield Corp. REIT	25,832	181,473
Westpac Banking Corp.	40,827	1,011,086
Woodside Petroleum Ltd.	9,702	255,816
Woolworths Ltd.	16,528	343,242
WorleyParsons Ltd.	2,733	21,915
		11,689,302

Austria - 0.2%
Andritz AG	1,020	56,485
Erste Group Bank AG*	3,678	104,505
OMV AG	1,938	53,347
Raiffeisen Bank International AG	1,542	22,444
Voestalpine AG	1,475	61,413
		298,194

Belgium - 1.3%
Ageas SA/NV	2,720	104,831
Anheuser-Busch InBev NV	10,522	1,261,589
Colruyt SA	925	41,438
Delhaize Group SA	1,352	111,679
Groupe Bruxelles Lambert SA	1,062	85,521
KBC Groep NV	3,280	219,281
Proximus	2,002	70,717
Solvay SA	780	107,355
Telenet Group Holding NV*	691	37,603

10 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
UCB SA	1,664	119,504
Umicore SA	1,253	59,437
		2,218,955

Denmark - 1.6%
AP Moeller - Maersk A/S:
Class A	50	87,838
Class B	93	168,523
Carlsberg A/S, Class B	1,408	127,886
Coloplast A/S, Class B	1,462	95,981
Danske Bank A/S	9,238	271,818
DSV A/S	2,330	75,525
ISS A/S	1,943	64,143
Novo Nordisk A/S, Class B	24,878	1,356,147
Novozymes A/S, Class B	3,151	149,860
Pandora A/S	1,508	162,108
TDC A/S	10,690	78,427
Tryg A/S	1,562	32,578
Vestas Wind Systems A/S	2,950	147,314
William Demant Holding A/S*	333	25,416
		2,843,564

Finland - 0.8%
Elisa Oyj	1,872	59,360
Fortum Oyj	5,848	103,970
Kone Oyj, Class B	4,125	167,470
Metso Oyj	1,484	40,784
Neste Oil Oyj	1,687	43,013
Nokia Oyj	48,128	326,908
Nokian Renkaat Oyj	1,493	46,809
Orion Oyj, Class B	1,325	46,375
Sampo Oyj, Class A	5,849	275,625
Stora Enso Oyj, Class R	7,246	74,716
UPM-Kymmene Oyj	7,027	124,382
Wartsila Oyj Abp	1,947	91,250
		1,400,662

France - 9.0%
Accor SA	2,761	139,408
Aeroports de Paris	390	44,086
Air Liquide SA	4,514	571,185
Alcatel-Lucent*	37,050	135,046
Alstom SA*	2,851	80,927
Arkema SA	862	62,137
Atos SE	1,127	84,194
AXA SA	25,565	645,270
BNP Paribas SA	13,857	836,910
Bollore SA	11,403	60,730
Bouygues SA	2,638	98,670

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 11

	SHARES	VALUE ($)
Bureau Veritas SA	3,491	80,444
Cap Gemini SA	2,033	179,972
Carrefour SA	7,212	231,021
Casino Guichard-Perrachon SA	744	56,386
Christian Dior SE	717	140,028
Cie de Saint-Gobain	6,249	280,675
Cie Generale des Etablissements Michelin	2,430	254,741
CNP Assurances	2,259	37,743
Credit Agricole SA	13,484	200,625
Danone SA	7,581	490,332
Dassault Systemes	1,683	122,427
Edenred	2,711	67,021
Electricite de France SA	3,183	71,003
Essilor International SA	2,690	321,031
Eurazeo SA	526	34,819
Eutelsat Communications SA	2,227	71,908
Fonciere Des Regions REIT	394	33,495
GDF Suez	19,119	354,837
Gecina SA REIT	454	55,979
Groupe Eurotunnel SE	6,155	89,176
Hermes International	347	129,499
Icade SA REIT	435	31,080
Iliad SA	344	76,295
Imerys SA	451	34,507
JC Decaux SA	1,025	42,791
Kering	991	177,016
Klepierre REIT	2,209	97,210
L’Oreal SA	3,309	590,511
Lafarge SA	2,445	161,549
Lagardere SCA	1,553	45,313
Legrand SA	3,464	194,569
LVMH Moet Hennessy Louis Vuitton SE	3,653	640,288
Natixis SA	12,309	88,620
Numericable-SFR SAS*	1,282	67,984
Orange SA	24,262	373,707
Pernod-Ricard SA	2,778	320,998
Peugeot SA*	5,660	116,441
Publicis Groupe SA	2,459	181,892
Remy Cointreau SA	320	23,074
Renault SA	2,515	262,053
Rexel SA	3,820	61,609
Safran SA	3,819	258,936
Sanofi SA	15,537	1,529,127
Schneider Electric SE	7,266	501,889
SCOR SE	2,022	71,367
Societe BIC SA	376	59,970
Societe Generale SA	9,482	442,806
Sodexo SA	1,241	117,902
Suez Environnement Co.	3,911	72,782

12 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Technip SA	1,349	83,536
Thales SA	1,353	81,731
Total SA	28,008	1,361,071
Unibail-Rodamco SE REIT	1,283	324,406
Valeo SA	1,039	163,803
Vallourec SA	1,440	29,424
Veolia Environnement SA	5,886	120,073
Vinci SA	6,182	357,717
Vivendi SA	15,049	379,758
Wendel SA	375	45,987
Zodiac Aerospace	2,639	85,948
		15,737,465

Germany - 8.7%
adidas AG	2,737	209,569
Allianz SE	5,979	931,614
Axel Springer SE	582	30,568
BASF SE	12,018	1,056,525
Bayer AG	10,820	1,515,148
Bayerische Motoren Werke AG:
Common	4,332	474,376
Preferred	714	60,468
Beiersdorf AG	1,327	111,212
Brenntag AG	2,034	116,675
Commerzbank AG*	13,929	178,117
Continental AG	1,439	340,659
Daimler AG	12,599	1,147,229
Deutsche Annington Immobilien SE	5,902	166,545
Deutsche Bank AG	18,047	542,469
Deutsche Boerse AG	2,525	209,107
Deutsche Lufthansa AG*	3,046	39,290
Deutsche Post AG	12,678	370,549
Deutsche Telekom AG	41,543	715,875
Deutsche Wohnen AG	3,822	87,623
E.ON SE	26,183	348,978
Evonik Industries AG	1,219	46,533
Fraport AG Frankfurt Airport Services Worldwide	543	34,121
Fresenius Medical Care AG & Co. KGaA	2,850	235,354
Fresenius SE & Co. KGaA	4,963	318,567
Fuchs Petrolub SE, Preferred	915	38,663
GEA Group AG	2,407	107,413
Hannover Rueck SE	793	76,763
HeidelbergCement AG	1,855	147,166
Henkel AG & Co. KGaA:
Common	1,359	129,582
Preferred	2,331	261,548
Hugo Boss AG	880	98,396
Infineon Technologies AG	14,756	183,179
K+S AG	2,504	105,527

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 13

	SHARES	VALUE ($)
Kabel Deutschland Holding AG*	291	38,948
Lanxess AG	1,204	71,025
Linde AG	2,430	460,480
MAN SE	464	47,814
Merck KGAA	1,691	168,576
Metro AG	2,133	67,279
Muenchener Rueckversicherungs-Gesellschaft AG	2,262	401,144
OSRAM Licht AG	1,171	56,102
Porsche Automobil Holding SE, Preferred	2,003	168,827
ProSiebenSat.1 Media AG	2,880	142,301
RTL Group SA*	509	46,019
RWE AG	6,443	138,586
SAP SE	12,860	897,896
Siemens AG	10,375	1,045,508
Symrise AG	1,623	100,775
Telefonica Deutschland Holding AG	7,832	45,162
ThyssenKrupp AG	4,813	125,266
TUI AG	5,959	96,519
United Internet AG	1,619	72,004
Volkswagen AG:
Common	463	107,180
Preferred	2,127	493,448
		15,226,267

Hong Kong - 3.2%
AIA Group Ltd.	157,611	1,027,785
ASM Pacific Technology Ltd.	3,164	31,265
Bank of East Asia Ltd. (The)	15,482	67,705
BOC Hong Kong Holdings Ltd.	48,421	202,383
Cathay Pacific Airways Ltd.	15,537	38,202
Cheung Kong Infrastructure Holdings Ltd.	8,242	63,953
Cheung Kong Property Holdings Ltd.*	37,492	310,021
CK Hutchison Holdings Ltd.	37,492	553,298
CLP Holdings Ltd.	24,794	210,459
First Pacific Co. Ltd.	31,118	26,213
Galaxy Entertainment Group Ltd.	30,729	122,094
Genting Singapore plc	80,182	53,270
Hang Lung Properties Ltd.	29,526	87,986
Hang Seng Bank Ltd.	10,006	195,555
Henderson Land Development Co. Ltd.	15,207	104,462
HKT Trust & HKT Ltd.	34,891	40,959
Hong Kong & China Gas Co. Ltd.	90,784	190,660
Hong Kong Exchanges and Clearing Ltd.	14,523	512,586
Hysan Development Co. Ltd.	8,404	36,373
Kerry Properties Ltd.	8,558	33,561
Li & Fung Ltd.	77,050	61,128
Link REIT (The)	29,988	175,823
MGM China Holdings Ltd.	12,507	20,458
MTR Corp. Ltd.	19,170	89,150

14 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
New World Development Co. Ltd.	69,822	91,693
Noble Group Ltd.	61,959	34,954
NWS Holdings Ltd.	19,706	28,624
PCCW Ltd.	53,970	32,165
Power Assets Holdings Ltd.	18,152	165,319
Sands China Ltd.	31,861	106,863
Shangri-La Asia Ltd.	16,395	22,842
Sino Land Co. Ltd.	39,600	66,308
SJM Holdings Ltd.	26,062	28,140
Sun Hung Kai Properties Ltd.	22,300	362,181
Swire Pacific Ltd. Class A	7,702	96,923
Swire Properties Ltd.	15,404	49,082
Techtronic Industries Co. Ltd.	18,080	59,475
WH Group Ltd.*(e)	76,670	52,321
Wharf Holdings Ltd. (The)	17,847	118,798
Wheelock & Co. Ltd.	12,037	61,723
Wynn Macau Ltd.	20,521	34,097
Yue Yuen Industrial Holdings Ltd.	9,769	32,577
		5,699,434

Ireland - 0.9%
Bank of Ireland*	362,177	146,231
CRH plc	10,664	301,158
Experian plc	12,947	235,970
James Hardie Industries plc	5,913	78,889
Kerry Group plc Class A	2,083	154,474
Ryanair Holdings plc	2,271	29,940
Shire plc	7,723	618,778
		1,565,440

Israel - 0.6%
Azrieli Group	476	19,007
Bank Hapoalim BM	13,921	74,990
Bank Leumi Le-Israel BM*	18,317	77,461
Bezeq The Israeli Telecommunication Corp. Ltd.	25,255	43,029
Delek Group Ltd.	61	17,990
Israel Chemicals Ltd.	6,654	46,493
Israel Corp. Ltd. (The)	40	14,107
Mizrahi Tefahot Bank Ltd.	1,822	22,599
NICE-Systems Ltd.	754	47,949
Teva Pharmaceutical Industries Ltd.	11,264	666,170
		1,029,795

Italy - 2.1%
Assicurazioni Generali SpA	15,278	275,371
Atlantia SpA	5,436	134,357
Banca Monte dei Paschi di Siena SpA*	33,150	64,556
Banco Popolare SC*	4,768	78,494
Enel Green Power SpA	23,040	45,048

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 15

	SHARES	VALUE ($)
Enel SpA	92,282	418,294
Eni SpA	33,287	591,056
Exor SpA	1,296	61,896
Finmeccanica SpA*	5,328	67,032
Intesa Sanpaolo SpA:
Milano Stock Exchange	165,878	601,659
OTC	12,277	39,190
Luxottica Group SpA	2,218	147,565
Mediobanca SpA	7,345	72,051
Pirelli & C. SpA	3,423	57,802
Prysmian SpA	2,552	55,163
Saipem SpA*	3,486	36,840
Snam SpA	27,653	131,637
Telecom Italia SpA*	132,201	167,799
Telecom Italia SpA - RSP	79,339	81,013
Terna Rete Elettrica Nazionale SpA	19,847	87,748
UniCredit SpA	62,605	420,704
Unione di Banche Italiane SCPA	11,799	94,686
UnipolSai SpA	10,421	25,826
		3,755,787

Japan - 22.3%
ABC-Mart, Inc.	346	21,224
Acom Co. Ltd.*	5,254	20,223
Advantest Corp.	1,958	20,429
Aeon Co. Ltd.	8,609	122,502
Aeon Financial Service Co. Ltd.	1,363	37,953
Aeon Mall Co. Ltd.	1,500	28,181
Air Water, Inc.	2,080	38,174
Aisin Seiki Co. Ltd.	2,521	107,567
Ajinomoto Co. Inc.	7,435	161,450
Alfresa Holdings Corp.	2,320	36,214
Amada Holdings Co. Ltd.	4,579	48,526
ANA Holdings, Inc.	15,277	41,550
Aozora Bank Ltd.	15,207	57,538
Asahi Glass Co. Ltd.	12,422	74,773
Asahi Group Holdings Ltd.	5,062	161,368
Asahi Kasei Corp.	16,620	136,861
Asics Corp.	2,106	54,588
Astellas Pharma, Inc.	28,091	401,563
Bandai Namco Holdings, Inc.	2,338	45,341
Bank of Kyoto Ltd. (The)	4,493	51,883
Bank of Yokohama Ltd. (The)	14,768	90,781
Benesse Holdings, Inc.	876	22,025
Bridgestone Corp.	8,511	315,577
Brother Industries Ltd.	3,105	44,094
Calbee, Inc.	967	40,864
Canon, Inc.	13,961	455,343
Casio Computer Co. Ltd.	2,656	52,552

16 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Central Japan Railway Co.	1,886	341,428
Chiba Bank Ltd. (The)	9,165	70,029
Chiyoda Corp.	2,056	18,252
Chubu Electric Power Co., Inc.	8,482	126,739
Chugai Pharmaceutical Co. Ltd.	2,947	101,970
Chugoku Bank Ltd. (The)	2,141	33,858
Chugoku Electric Power Co., Inc. (The)	3,908	57,161
Citizen Holdings Co. Ltd.	3,479	24,332
COLOPL, Inc.	650	13,165
Credit Saison Co. Ltd.	1,953	41,969
Dai Nippon Printing Co. Ltd.	7,377	76,395
Dai-ichi Life Insurance Co., Ltd. (The)	14,107	278,027
Daicel Corp.	3,820	49,179
Daihatsu Motor Co. Ltd.	2,530	36,115
Daiichi Sankyo Co. Ltd.	8,401	155,766
Daikin Industries Ltd.	3,068	221,334
Daito Trust Construction Co. Ltd.	955	99,172
Daiwa House Industry Co. Ltd.	7,777	181,711
Daiwa Securities Group, Inc.	21,746	163,347
Denso Corp.	6,362	317,618
Dentsu, Inc.	2,847	147,823
Don Quijote Holdings Co. Ltd.	1,550	66,136
East Japan Railway Co.	4,376	394,576
Eisai Co. Ltd.	3,298	221,910
Electric Power Development Co. Ltd.	1,891	66,980
FamilyMart Co. Ltd.	771	35,549
FANUC Corp.	2,663	546,972
Fast Retailing Co. Ltd.	693	315,328
Fuji Electric Co. Ltd.	7,371	31,813
Fuji Heavy Industries Ltd.	7,682	283,612
FUJIFILM Holdings Corp.	6,060	217,054
Fujitsu Ltd.	24,528	137,480
Fukuoka Financial Group, Inc.	10,187	52,977
GungHo Online Entertainment, Inc.	5,308	20,692
Gunma Bank Ltd. (The)	4,959	36,714
Hachijuni Bank Ltd. (The)	5,383	40,735
Hakuhodo DY Holdings, Inc.	3,069	32,951
Hamamatsu Photonics KK	1,874	55,404
Hankyu Hanshin Holdings, Inc.	15,065	89,202
Hikari Tsushin, Inc.	249	16,844
Hino Motors Ltd.	3,404	42,207
Hirose Electric Co. Ltd.	395	56,708
Hiroshima Bank Ltd. (The)	6,585	39,476
Hisamitsu Pharmaceutical Co., Inc.	751	29,245
Hitachi Chemical Co. Ltd.	1,371	24,792
Hitachi Construction Machinery Co. Ltd.	1,416	24,863
Hitachi High-Technologies Corp.	901	25,420
Hitachi Ltd.	63,246	417,893
Hitachi Metals Ltd.	2,823	43,488

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 17

	SHARES	VALUE ($)
Hokuhoku Financial Group, Inc.	16,015	37,905
Hokuriku Electric Power Co.	2,215	33,088
Honda Motor Co. Ltd.	21,332	692,082
HOYA Corp.	5,571	223,880
Hulic Co. Ltd.	3,885	34,553
Ibiden Co. Ltd.	1,588	26,921
Idemitsu Kosan Co. Ltd.	1,158	22,789
IHI Corp.	18,328	85,557
Iida Group Holdings Co. Ltd.	1,926	30,758
INPEX Corp.	12,437	141,731
Isetan Mitsukoshi Holdings Ltd.	4,650	83,323
Isuzu Motors Ltd.	7,819	102,936
ITOCHU Corp.	20,671	273,740
Itochu Techno-Solutions Corp.	631	15,761
Iyo Bank Ltd. (The)	3,197	39,378
J Front Retailing Co. Ltd.	3,177	59,947
Japan Airlines Co. Ltd.	1,575	55,078
Japan Airport Terminal Co. Ltd.	552	30,153
Japan Display, Inc.*	4,750	17,933
Japan Exchange Group, Inc.	3,592	116,934
Japan Prime Realty Investment Corp. REIT	10	31,162
Japan Real Estate Investment Corp. REIT	16	72,855
Japan Retail Fund Investment Corp. REIT	31	62,175
Japan Tobacco, Inc.	14,393	513,989
JFE Holdings, Inc.	6,471	143,962
JGC Corp.	2,728	51,653
Joyo Bank Ltd. (The)	8,020	45,057
JSR Corp.	2,491	44,147
JTEKT Corp.	2,711	51,465
JX Holdings, Inc.	29,569	127,909
Kajima Corp.	11,136	52,440
Kakaku.com, Inc.	1,915	27,791
Kamigumi Co. Ltd.	3,070	28,914
Kaneka Corp.	3,686	27,017
Kansai Electric Power Co., Inc. (The)*	9,269	102,896
Kansai Paint Co. Ltd.	3,050	47,384
Kao Corp.	6,594	307,437
Kawasaki Heavy Industries Ltd.	18,710	87,494
KDDI Corp.	22,886	553,665
Keihan Electric Railway Co. Ltd.	6,705	39,152
Keikyu Corp.	6,172	46,705
Keio Corp.	7,616	54,638
Keisei Electric Railway Co. Ltd.	3,631	43,297
Keyence Corp.	596	322,442
Kikkoman Corp.	1,938	60,709
Kintetsu Group Holdings Co. Ltd.	23,847	81,440
Kirin Holdings Co. Ltd.	10,799	149,110
Kobe Steel Ltd.	40,775	68,790
Koito Manufacturing Co. Ltd.	1,367	53,457

18 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Komatsu Ltd.	12,221	245,911
Konami Corp.	1,220	22,740
Konica Minolta, Inc.	6,062	70,944
Kubota Corp.	14,723	234,099
Kuraray Co. Ltd.	4,536	55,611
Kurita Water Industries Ltd.	1,403	32,793
Kyocera Corp.	4,199	218,814
Kyowa Hakko Kirin Co. Ltd.	3,035	39,794
Kyushu Electric Power Co., Inc.*	5,618	65,334
Lawson, Inc.	858	58,884
LIXIL Group Corp.	3,503	69,713
M3, Inc.	2,554	51,496
Mabuchi Motor Co. Ltd.	648	41,075
Makita Corp.	1,566	85,158
Marubeni Corp.	21,737	125,023
Marui Group Co. Ltd.	3,146	42,615
Maruichi Steel Tube Ltd.	618	15,386
Mazda Motor Corp.	7,108	139,593
McDonald’s Holdings Company (Japan), Ltd.	875	18,524
Medipal Holdings Corp.	1,770	28,948
MEIJI Holdings Co. Ltd.	804	104,035
Minebea Co. Ltd.	4,204	69,582
Miraca Holdings, Inc.	737	36,939
Mitsubishi Chemical Holdings Corp.	17,848	112,623
Mitsubishi Corp.	18,063	398,228
Mitsubishi Electric Corp.	25,286	327,607
Mitsubishi Estate Co. Ltd.	16,374	353,549
Mitsubishi Gas Chemical Co., Inc.	5,092	28,607
Mitsubishi Heavy Industries Ltd.	39,730	242,307
Mitsubishi Logistics Corp.	1,621	21,347
Mitsubishi Materials Corp.	14,714	56,636
Mitsubishi Motors Corp.	8,417	71,828
Mitsubishi Tanabe Pharma Corp.	2,956	44,423
Mitsubishi UFJ Financial Group, Inc.	166,860	1,202,272
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,486	35,589
Mitsui & Co. Ltd.	22,332	304,058
Mitsui Chemicals, Inc.	10,764	40,110
Mitsui Fudosan Co. Ltd.	12,324	345,886
Mitsui OSK Lines Ltd.	14,995	48,139
Mixi, Inc.	544	27,088
Mizuho Financial Group, Inc.	304,208	660,211
MS&AD Insurance Group Holdings, Inc.	6,629	207,005
Murata Manufacturing Co. Ltd.	2,652	463,918
Nabtesco Corp.	1,594	40,077
Nagoya Railroad Co. Ltd.	11,361	42,614
NEC Corp.	33,100	100,570
Nexon Co. Ltd.	1,699	23,432
NGK Insulators Ltd.	3,450	89,143
NGK Spark Plug Co. Ltd.	2,354	65,450

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 19

	SHARES	VALUE ($)
NH Foods Ltd.	2,282	52,217
NHK Spring Co. Ltd.	2,088	23,068
Nidec Corp.	2,847	213,691
Nikon Corp.	4,486	52,022
Nintendo Co. Ltd.	1,390	233,023
Nippon Building Fund, Inc. REIT	18	79,014
Nippon Electric Glass Co. Ltd.	5,241	26,612
Nippon Express Co. Ltd.	11,188	55,159
Nippon Paint Holdings Co. Ltd.	1,927	54,525
Nippon Prologis REIT, Inc.	19	35,073
Nippon Steel & Sumitomo Metal Corp.	99,480	258,589
Nippon Telegraph & Telephone Corp.	9,816	356,408
Nippon Yusen KK	21,269	59,397
Nissan Motor Co. Ltd.	32,534	339,715
Nisshin Seifun Group, Inc.	2,805	37,398
Nissin Foods Holdings Co. Ltd.	845	37,162
Nitori Holdings Co. Ltd.	973	79,526
Nitto Denko Corp.	2,159	177,876
NOK Corp.	1,253	38,994
Nomura Holdings, Inc.	47,517	323,227
Nomura Real Estate Holdings, Inc.	1,634	34,392
Nomura Research Institute Ltd.	1,481	58,097
NSK Ltd.	6,169	95,537
NTT Data Corp.	1,661	72,776
NTT DoCoMo, Inc.	19,990	383,740
NTT Urban Development Corp.	1,516	15,122
Obayashi Corp.	8,549	62,522
Odakyu Electric Railway Co. Ltd.	8,247	77,198
Oji Holdings Corp.	10,510	45,791
Olympus Corp.	3,362	116,467
Omron Corp.	2,560	111,537
Ono Pharmaceutical Co. Ltd.	1,086	118,913
Oracle Corp. Japan	502	21,049
Oriental Land Co. Ltd.	2,617	167,494
ORIX Corp.	17,319	258,285
Osaka Gas Co. Ltd.	24,686	97,709
Otsuka Corp.	683	31,995
Otsuka Holdings Co. Ltd.	5,109	163,327
Panasonic Corp.	28,888	397,815
Park24 Co. Ltd.	1,242	21,330
Rakuten, Inc.	10,488	169,854
Recruit Holdings Co. Ltd.	1,860	56,894
Resona Holdings, Inc.	29,069	159,147
Ricoh Co. Ltd.	9,317	96,905
Rinnai Corp.	481	38,014
Rohm Co. Ltd.	1,269	85,324
Sankyo Co. Ltd.	642	22,792
Sanrio Co. Ltd.	644	17,537
Santen Pharmaceutical Co. Ltd.	4,894	69,459

20 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
SBI Holdings, Inc.	2,791	38,538
Secom Co. Ltd.	2,747	178,739
Sega Sammy Holdings, Inc.	2,453	32,143
Seibu Holdings, Inc.	1,576	36,604
Seiko Epson Corp.	3,660	65,074
Sekisui Chemical Co. Ltd.	5,448	67,060
Sekisui House Ltd.	7,783	123,911
Seven & I Holdings Co. Ltd.	9,859	424,703
Seven Bank Ltd.	7,840	36,405
Sharp Corp.*	18,921	23,089
Shikoku Electric Power Co., Inc.	2,349	35,262
Shimadzu Corp.	3,292	44,835
Shimamura Co. Ltd.	291	30,648
Shimano, Inc.	1,037	141,828
Shimizu Corp.	7,786	65,742
Shin-Etsu Chemical Co. Ltd.	5,371	334,255
Shinsei Bank Ltd.	23,392	47,319
Shionogi & Co. Ltd.	3,929	152,681
Shiseido Co. Ltd.	4,739	107,817
Shizuoka Bank Ltd. (The)	7,005	73,375
Showa Shell Sekiyu KK	2,480	21,732
SMC Corp.	705	212,848
SoftBank Corp.	12,568	742,007
Sompo Japan Nipponkoa Holdings, Inc.	4,374	160,893
Sony Corp.*	15,300	433,733
Sony Financial Holdings, Inc.	2,290	40,247
Stanley Electric Co. Ltd.	1,879	39,271
Sumitomo Chemical Co. Ltd.	19,615	118,231
Sumitomo Corp.	14,727	171,748
Sumitomo Dainippon Pharma Co. Ltd.	2,095	23,145
Sumitomo Electric Industries Ltd.	9,930	154,271
Sumitomo Heavy Industries Ltd.	7,281	42,575
Sumitomo Metal Mining Co. Ltd.	6,469	98,726
Sumitomo Mitsui Financial Group, Inc.	16,652	744,468
Sumitomo Mitsui Trust Holdings, Inc.	43,415	199,324
Sumitomo Realty & Development Co. Ltd.	4,672	164,279
Sumitomo Rubber Industries Ltd.	2,251	34,971
Suntory Beverage & Food Ltd.	1,830	73,062
Suruga Bank Ltd.	2,379	51,182
Suzuken Co. Ltd.	1,020	32,746
Suzuki Motor Corp.	4,771	161,567
Sysmex Corp.	1,914	114,428
T&D Holdings, Inc.	7,626	113,979
Taiheiyo Cement Corp.	15,481	45,389
Taisei Corp.	13,511	77,787
Taisho Pharmaceutical Holdings Co. Ltd.	415	28,107
Taiyo Nippon Sanso Corp.	1,995	24,197
Takashimaya Co. Ltd.	3,744	34,035
Takeda Pharmaceutical Co. Ltd.	10,335	500,309

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	SHARES	VALUE ($)
TDK Corp.	1,620	124,314
Teijin Ltd.	12,316	47,910
Terumo Corp.	3,999	96,188
THK Co. Ltd.	1,576	34,152
Tobu Railway Co. Ltd.	13,452	57,948
Toho Co. Ltd.	1,492	37,207
Toho Gas Co. Ltd.	5,391	32,009
Tohoku Electric Power Co., Inc.	5,958	80,901
Tokio Marine Holdings, Inc.	9,062	378,050
Tokyo Electric Power Co., Inc.*	19,042	104,017
Tokyo Electron Ltd.	2,259	143,323
Tokyo Gas Co. Ltd.	30,415	161,908
Tokyo Tatemono Co. Ltd.	2,708	37,702
Tokyu Corp.	14,808	99,444
Tokyu Fudosan Holdings Corp.	6,708	51,860
TonenGeneral Sekiyu KK	3,720	34,700
Toppan Printing Co. Ltd.	6,863	57,555
Toray Industries, Inc.	19,331	163,935
Toshiba Corp.	52,676	181,619
TOTO Ltd.	3,728	67,352
Toyo Seikan Group Holdings Ltd.	2,150	34,547
Toyo Suisan Kaisha Ltd.	1,167	42,674
Toyoda Gosei Co. Ltd.	855	20,677
Toyota Industries Corp.	2,144	122,559
Toyota Motor Corp.	35,779	2,403,629
Toyota Tsusho Corp.	2,796	75,221
Trend Micro, Inc.	1,385	47,526
Unicharm Corp.	4,904	116,852
United Urban Investment Corp. REIT	34	48,200
USS Co. Ltd.	2,886	52,234
West Japan Railway Co.	2,168	139,112
Yahoo Japan Corp.	18,744	75,833
Yakult Honsha Co. Ltd.	1,158	68,851
Yamada Denki Co. Ltd.	8,852	35,523
Yamaguchi Financial Group, Inc.	2,594	32,397
Yamaha Corp.	2,207	44,644
Yamaha Motor Co. Ltd.	3,454	75,725
Yamato Holdings Co. Ltd.	4,587	89,013
Yamazaki Baking Co. Ltd.	1,450	24,213
Yaskawa Electric Corp.	2,989	38,383
Yokogawa Electric Corp.	2,987	38,504
Yokohama Rubber Co. Ltd. (The)	1,353	27,236
		39,225,532

Luxembourg - 0.3%
Altice SA*	1,142	157,369
ArcelorMittal	13,155	128,134
Millicom International Cellular SA (SDR)	870	64,134

22 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
SES SA (FDR)	4,196	141,032
Tenaris SA	6,217	83,764
		574,433

Netherlands - 4.5%
Aegon NV	23,706	174,296
Airbus Group NV	7,702	499,963
Akzo Nobel NV	3,211	233,757
ASML Holding NV	4,587	474,263
Boskalis Westminster NV	1,133	55,476
CNH Industrial NV	12,480	113,862
Delta Lloyd NV	2,886	47,398
Fiat Chrysler Automobiles NV*	11,769	172,483
Gemalto NV	1,042	92,836
Heineken Holding NV	1,327	93,170
Heineken NV	3,014	228,828
ING Groep NV (CVA)	50,486	833,944
Koninklijke Ahold NV	11,702	219,271
Koninklijke DSM NV	2,373	137,630
Koninklijke KPN NV	42,166	161,312
Koninklijke Philips NV	12,232	311,332
Koninklijke Vopak NV	925	46,700
NN Group NV	2,523	70,956
OCI NV*	1,109	31,356
QIAGEN NV*	2,884	70,879
Randstad Holding NV	1,659	108,080
Reed Elsevier NV	8,666	205,636
Royal Dutch Shell plc:
Class A	50,961	1,431,678
Class B	31,933	907,407
STMicroelectronics NV	8,391	68,835
TNT Express NV	6,456	54,790
Unilever NV, NY Shares	21,315	888,066
Wolters Kluwer NV	3,974	118,101
		7,852,305

New Zealand - 0.1%
Auckland International Airport Ltd.	12,539	41,933
Contact Energy Ltd.	4,827	16,388
Fletcher Building Ltd.	9,056	49,831
Meridian Energy Ltd.	16,872	24,696
Mighty River Power Ltd.	9,216	17,424
Ryman Healthcare Ltd.	4,937	26,497
Spark New Zealand Ltd.	24,156	45,752
		222,521

Norway - 0.6%
DNB ASA	12,787	212,758
Gjensidige Forsikring ASA	2,633	42,336

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	SHARES	VALUE ($)
Norsk Hydro ASA	17,706	74,439
Orkla ASA	10,732	84,231
Seadrill Ltd.	4,835	50,249
Statoil ASA	14,603	260,249
Telenor ASA	9,823	214,672
Yara International ASA	2,363	122,760
		1,061,694

Portugal - 0.2%
Banco Comercial Portugues SA*	496,400	43,186
Banco Espirito Santo SA*(b)	34,023	—
EDP - Energias de Portugal SA	30,489	115,790
Galp Energia SGPS SA	5,076	59,559
Jeronimo Martins SGPS SA	3,314	42,507
		261,042

Singapore - 1.3%
Ascendas Real Estate Investment Trust REIT	26,903	49,127
CapitaLand Commercial Trust REIT	27,140	31,428
CapitaLand Ltd.	33,750	87,685
CapitaLand Mall Trust REIT	31,907	50,922
City Developments Ltd.	5,387	39,109
ComfortDelGro Corp. Ltd.	28,011	65,082
DBS Group Holdings Ltd.	22,710	348,788
Global Logistic Properties Ltd.	41,415	77,779
Golden Agri-Resources Ltd.	92,959	28,292
Hutchison Port Holdings Trust	74,548	46,965
Jardine Cycle & Carriage Ltd.:
Common	1,404	34,497
Right*(b)	156	822
Keppel Corp. Ltd.	19,145	116,819
Oversea-Chinese Banking Corp. Ltd.	39,185	296,109
SembCorp Industries Ltd.	12,944	37,377
SembCorp Marine Ltd.	11,005	23,200
Singapore Airlines Ltd.	7,108	56,615
Singapore Exchange Ltd.	10,581	61,500
Singapore Press Holdings Ltd.	21,073	63,822
Singapore Technologies Engineering Ltd.	20,536	50,305
Singapore Telecommunications Ltd.	104,311	325,984
StarHub Ltd.	7,954	23,322
Suntec Real Estate Investment Trust REIT	31,243	40,006
United Overseas Bank Ltd.	16,901	289,430
UOL Group Ltd.	6,217	31,935
Wilmar International Ltd.	25,291	61,578
Yangzijiang Shipbuilding Holdings Ltd.	25,259	26,531
		2,365,029

24 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Spain - 3.4%
Abertis Infraestructuras SA	5,877	96,423
ACS Actividades de Construccion y Servicios SA	2,470	79,493
Aena SA*(e)	883	92,320
Amadeus IT Holding SA Class A	5,856	233,533
Banco Bilbao Vizcaya Argentaria SA	82,617	810,155
Banco de Sabadell SA	63,950	154,422
Banco Popular Espanol SA	22,194	107,581
Banco Santander SA	187,983	1,313,352
Bankia SA*	60,654	76,986
Bankinter SA	8,875	65,619
CaixaBank SA	29,912	138,654
Distribuidora Internacional de Alimentacion SA	8,143	62,214
Enagas SA	2,811	76,484
Endesa SA	4,181	80,045
Ferrovial SA	5,921	128,447
Gas Natural SDG SA	4,611	104,606
Grifols SA	1,963	79,104
Iberdrola SA	71,054	478,829
Inditex SA	14,273	464,130
International Consolidated Airlines Group SA*	10,743	83,588
Mapfre SA	14,103	48,558
Red Electrica Corp. SA	1,424	114,164
Repsol SA:
Common	13,491	236,993
Right*	13,491	6,997
Telefonica SA	58,273	828,683
Zardoya Otis SA	2,290	24,954
		5,986,334

Sweden - 2.8%
Alfa Laval AB	3,842	67,575
Assa Abloy AB Class B	13,113	246,760
Atlas Copco AB:
Class A	8,786	245,725
Class B	5,137	127,879
Boliden AB	3,601	65,593
Electrolux AB, Series B	3,167	99,188
Elekta AB Class B	4,852	30,415
Getinge AB Class B	2,635	63,372
Hennes & Mauritz AB Class B	12,423	478,035
Hexagon AB Class B	3,364	121,822
Husqvarna AB Class B	5,378	40,488
ICA Gruppen AB	1,019	36,128
Industrivarden AB Class C	2,161	40,692
Investment AB Kinnevik Class B	3,099	97,917
Investor AB Class B	5,960	221,940
Lundin Petroleum AB*	2,866	49,061
Nordea Bank AB	39,745	495,420

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 25

	SHARES	VALUE ($)
Sandvik AB	13,951	154,138
Securitas AB Class B	4,122	54,461
Skandinaviska Enskilda Banken AB Class A	19,876	253,983
Skanska AB Class B	5,003	101,324
SKF AB Class B	5,224	119,087
Svenska Cellulosa AB SCA Class B	7,699	195,648
Svenska Handelsbanken AB Class A	19,593	285,796
Swedbank AB Class A	11,849	276,111
Swedish Match AB	2,639	75,016
Tele2 AB Class B	4,201	48,820
Telefonaktiebolaget LM Ericsson Class B	39,821	412,359
TeliaSonera AB	33,995	200,030
Volvo AB Class B	20,079	249,074
		4,953,857

Switzerland - 9.4%
ABB Ltd.*	28,774	602,755
Actelion Ltd.*	1,344	196,704
Adecco SA*	2,226	180,757
Aryzta AG*	1,148	56,620
Baloise Holding AG	654	79,765
Barry Callebaut AG*	28	31,903
Chocoladefabriken Lindt & Sprungli AG:
Participation Certificate	12	63,473
Registered Shares	1	62,566
Cie Financiere Richemont SA	6,830	555,709
Coca-Cola HBC AG*	2,638	56,750
Credit Suisse Group AG*	19,978	549,304
Dufry AG*	354	49,311
EMS-Chemie Holding AG	107	45,218
Geberit AG	494	164,737
Givaudan SA*	120	207,724
Glencore plc*	145,535	584,282
Holcim Ltd.*	2,995	221,092
Julius Baer Group Ltd.*	2,946	165,313
Kuehne + Nagel International AG	710	94,267
Lonza Group AG*	696	93,004
Nestle SA	42,196	3,047,213
Novartis AG	30,099	2,967,394
Pargesa Holding SA	406	27,321
Partners Group Holding AG	209	62,497
Roche Holding AG	9,193	2,576,833
Schindler Holding AG:
Participation Certificate	587	96,023
Registered Shares	269	43,946
SGS SA	71	129,588
Sika AG	28	98,795
Sonova Holding AG	707	95,608
Sulzer AG	315	32,403

26 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Swatch Group AG (The):
Bearer Shares	403	156,983
Registered Shares	653	49,043
Swiss Life Holding AG*	422	96,662
Swiss Prime Site AG*	865	65,659
Swiss Re AG	4,608	407,951
Swisscom AG	338	189,485
Syngenta AG	1,216	494,362
Transocean Ltd.	4,769	77,145
UBS Group AG*	47,785	1,013,776
Wolseley plc	3,402	217,363
Zurich Insurance Group AG*	1,958	596,177
		16,603,481

United Kingdom - 17.4%
3i Group plc	12,799	103,956
Aberdeen Asset Management plc	12,112	76,949
Admiral Group plc	2,735	59,654
Aggreko plc	3,371	76,282
Amec Foster Wheeler plc	5,048	64,895
Anglo American plc	18,275	263,962
Antofagasta plc	5,191	56,285
ARM Holdings plc	18,477	301,311
Ashtead Group plc	6,626	114,513
Associated British Foods plc	4,661	210,434
AstraZeneca plc	16,530	1,044,709
Aviva plc	52,363	405,541
Babcock International Group plc	3,391	57,591
BAE Systems plc	41,275	292,860
Barclays plc	215,934	884,572
Barratt Developments plc	12,980	125,430
BG Group plc	44,677	744,371
BHP Billiton plc	27,636	542,803
BP plc	238,710	1,577,173
British American Tobacco plc	24,392	1,309,913
British Land Co. plc (The) REIT	12,742	158,997
BT Group plc	109,512	775,303
Bunzl plc	4,403	120,338
Burberry Group plc	5,852	144,572
Capita plc	8,711	169,587
Carnival plc	2,423	123,796
Centrica plc	65,020	269,728
Cobham plc	14,990	61,996
Compass Group plc	21,796	360,919
Croda International plc	1,787	77,335
Diageo plc	32,918	952,997
Direct Line Insurance Group plc	18,102	95,592
Dixons Carphone plc	12,881	91,861
easyJet plc	2,090	50,811

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 27

	SHARES	VALUE ($)
Fresnillo plc	2,910	31,758
G4S plc	20,428	86,285
GKN plc	21,626	113,757
GlaxoSmithKline plc	63,656	1,323,852
Hammerson plc REIT	10,325	99,936
Hargreaves Lansdown plc	3,413	61,883
HSBC Holdings plc	251,489	2,254,625
ICAP plc	7,255	60,410
IMI plc	3,578	63,299
Imperial Tobacco Group plc	12,523	603,985
Inmarsat plc	5,866	84,451
InterContinental Hotels Group plc	3,108	125,413
Intertek Group plc	2,124	81,832
Intu Properties plc REIT	12,136	58,704
Investec plc	7,270	65,393
ITV plc	50,120	207,523
J Sainsbury plc	17,536	73,160
Johnson Matthey plc	2,697	128,847
Kingfisher plc	30,693	167,629
Land Securities Group plc REIT	10,344	195,848
Legal & General Group plc	77,755	304,339
Lloyds Banking Group plc	747,146	1,001,505
London Stock Exchange Group plc	4,111	153,215
Marks & Spencer Group plc	21,528	181,457
Meggitt plc	10,445	76,607
Melrose Industries plc	13,102	50,994
Merlin Entertainments plc(e)	9,342	62,744
Mondi plc	4,805	103,594
National Grid plc	48,921	628,678
Next plc	1,900	222,594
Old Mutual plc	64,599	204,694
Pearson plc	10,733	203,382
Persimmon plc*	4,027	125,070
Petrofac Ltd.	3,415	49,702
Prudential plc	33,601	809,761
Randgold Resources Ltd.	1,214	81,804
Reckitt Benckiser Group plc	8,450	729,248
Reed Elsevier plc	14,788	240,688
Rexam plc	9,272	80,485
Rio Tinto plc	16,649	684,381
Rolls-Royce Holdings plc*	24,315	332,658
Royal Bank of Scotland Group plc*	33,420	184,729
Royal Mail plc	8,557	69,233
RSA Insurance Group plc	13,354	83,411
SABMiller plc	12,685	659,075
Sage Group plc (The)	14,172	114,217
Schroders plc	1,636	81,709
Segro plc REIT	9,773	62,365
Severn Trent plc	3,154	103,214

28 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Sky plc	13,510	220,312
Smith & Nephew plc	11,761	198,634
Smiths Group plc	5,196	92,250
Sports Direct International plc*	3,545	40,054
SSE plc	12,923	312,147
Standard Chartered plc	32,355	518,466
Standard Life plc	25,761	179,866
Subsea 7 SA*	3,477	33,946
Tate & Lyle plc	6,153	50,266
Taylor Wimpey plc	42,571	124,384
Tesco plc	106,290	355,269
Travis Perkins plc	3,251	107,871
Tullow Oil plc	11,989	64,045
Unilever plc	16,794	720,977
United Utilities Group plc	8,977	125,922
Vodafone Group plc	346,903	1,253,883
Weir Group plc (The)	2,809	74,961
Whitbread plc	2,389	185,812
William Hill plc	11,544	73,177
WM Morrison Supermarkets plc	29,027	82,529
WPP plc	17,181	385,276
		30,541,226

Total Equity Securities (Cost $143,959,545)		171,112,319

EXCHANGE-TRADED PRODUCTS - 1.9%
iShares MSCI EAFE ETF	51,478	3,268,338

Total Exchange-Traded Products (Cost $3,456,646)		3,268,338

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 0.3%
State Street Bank Time Deposit, 0.088%, 7/1/15	624,091	624,091

Total Time Deposit (Cost $624,091)		624,091

TOTAL INVESTMENTS (Cost $148,040,282) - 99.5%		175,004,748
Other assets and liabilities, net - 0.5%		855,965
NET ASSETS - 100%		$175,860,713

See notes to financial statements.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 29

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,070,567 shares outstanding	$159,436,337
Class F: 46,153 shares outstanding	2,958,755
Undistributed net investment income	2,931,205
Accumulated net realized gain (loss) on investments and foreign currency transactions	(16,393,799)
Net unrealized appreciation (depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	26,928,215

NET ASSETS	$175,860,713

NET ASSET VALUE PER SHARE
Class I (based on net assets of $172,002,958)	$83.07
Class F (based on net assets of $3,857,755)	$83.59

*	Non-income producing security.
(b)	This security was valued under the direction of the Board of Directors. See Note A.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviations:
CVA:	Certificaten Van Aandelen
ETF:	Exchange Traded Fund
FDR:	Fiduciary Depositary Receipts
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
SDR:	Swedish Depositary Receipts
See notes to financial statements.

30 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign tax withheld of $297,713)	$3,649,350
Total investment income	3,649,350

Expenses:
Investment advisory fee	502,800
Administrative fees	89,786
Transfer agency fees and expenses	10,040
Distribution Plan expenses:
Class F	4,024
Directors’ fees and expenses	14,482
Accounting fees	17,686
Custodian fees	91,610
Professional fees	17,866
Reports to shareholders	19,323
Licensing fees	27,859
Miscellaneous	25,328
Total expenses	820,804
Reimbursement from Advisor:
Class F	(152)
Net expenses	820,652
NET INVESTMENT INCOME	2,828,698

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,040,240
Foreign currency transactions	(2,452)
2,037,788

Change in unrealized appreciation (depreciation) on:
Investments	5,895,576
Assets and liabilities denominated in foreign currencies	2,461
5,898,037

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,935,825

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,764,523

See notes to financial statements.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 31

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$2,828,698	$4,502,246
Net realized gain (loss)	2,037,788	1,433,985
Change in unrealized appreciation (depreciation)	5,898,037	(18,712,828)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,764,523	(12,776,597)

Distributions to shareholders from:
Net investment income:
Class I shares	—	(4,488,001)
Class F shares	—	(86,279)
Total distributions	—	(4,574,280)

Capital share transactions:
Shares sold:
Class I shares	9,720,630	43,703,214
Class F shares	421,541	2,027,994
Reinvestments of distributions:
Class I shares	—	4,488,001
Class F shares	—	86,279
Shares redeemed:
Class I shares	(18,674,631)	(19,976,029)
Class F shares	(722,224)	(940,769)
Total capital share transactions	(9,254,684)	29,388,690

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,509,839	12,037,813

NET ASSETS
Beginning of period	174,350,874	162,313,061
End of period (including undistributed net investment income of $2,931,205 and $102,507, respectively)	$175,860,713	$174,350,874

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	116,747	503,078
Class F shares	5,063	23,454
Reinvestment of distributions:
Class I shares	—	56,753
Class F shares	—	1,082
Shares redeemed:
Class I shares	(221,819)	(235,815)
Class F shares	(8,651)	(11,029)
Total capital share activity	(108,660)	337,523

See notes to financial statements.

32 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior dayís closing price

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exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, securities valued at $822, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity Securities*	$171,111,497	$822	$**	$171,112,319
Exchange-Traded Products	3,268,338	—	—	3,268,338
Time Deposit	—	624,091	—	624,091
TOTAL	$174,379,835	$624,913	$**	$175,004,748
* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.
** Level 3 securities are valued at $0 and represent 0.0% of net assets.
On June 30, 2015, price movements did not exceed specified parameters and the third party fair value pricing service did not quantitatively fair valued the affected securities. At June 30, 2015, securities valued at $166,429,921 were transferred out of Level 2 and into Level 1.

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Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss in investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .56%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $82,933 was payable at period end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense caps are 1.19% for Class F and .99% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $148 was receivable at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $14,809 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares.

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The expenses paid may not exceed .20% annually of average daily net assets of Class F. Under the terms of the agreement, $665 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $6,621 for the period ended June 30, 2015. Under the terms of the agreement, $1,116 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,586,929 and $16,016,558, respectively.
CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
31-Dec-15 ($112,767)
31-Dec-16 (15,302,273)
31-Dec-17 (15,978)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$36,741,535
Unrealized (depreciation)	(12,727,478)
Net unrealized appreciation/(depreciation)	$24,014,057

Federal income tax cost of investments	$150,990,691
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2015.
For the six months ended June 30, 2015, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$127,097	1.382%	$5,499,001	May 2015
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
CLASS I SHARES	2015 (z)		2014 (z)	2013 (z)	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$78.33		$85.97	$72.87	$63.54	$74.78	$70.89
Income from investment operations:
Net investment income	1.30		2.24	1.70	1.70	1.85	1.27
Net realized and unrealized gain (loss)	3.44		(7.75)	13.34	9.30	(11.37)	3.49
Total from investment operations	4.74		(5.51)	15.04	11.00	(9.52)	4.76
Distributions from:
Net investment income	—		(2.13)	(1.94)	(1.67)	(1.72)	(0.87)
Net realized gain	—		—	—	—	—	—
Total distributions	—		(2.13)	(1.94)	(1.67)	(1.72)	(0.87)
Total increase (decrease) in net asset value	4.74		(7.64)	13.10	9.33	(11.24)	3.89
Net asset value, ending	$83.07		$78.33	$85.97	$72.87	$63.54	$74.78

Total return*	6.05%		(6.44%)	20.72%	17.34%	(12.71%)	6.71%
Ratios to average net assets: A
Net investment income	3.16	% (a)	2.63%	2.15%	2.51%	2.53%	1.84%
Total expenses	0.91	% (a)	0.98%	0.97%	0.96%	1.00%	1.07%
Expenses before offsets	0.91	% (a)	0.98%	0.97%	0.96%	0.95%	0.95%
Net expenses	0.91	% (a)	0.98%	0.97%	0.96%	0.95%	0.95%
Portfolio turnover	5%		28%	12%	16%	24%	77%
Net assets, ending (in thousands)	$172,003		$170,425	$159,182	$142,443	$122,329	$182,192

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
CLASS F SHARES	2015 (z)		2014 (z)	2013 (z)	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$78.93		$86.41	$73.19	$65.66	$76.90	$73.19
Income from investment operations:
Net investment income	1.20		2.03	1.49	1.80	1.67	1.33
Net realized and unrealized gain (loss)	3.46		(7.74)	13.44	9.36	(11.60)	3.42
Total from investment operations	4.66		(5.71)	14.93	11.16	(9.93)	4.75
Distributions from:
Net investment income	—		(1.77)	(1.71)	(3.63)	(1.31)	(1.04)
Net realized gain	—		—	—	—	—	—
Total distributions	—		(1.77)	(1.71)	(3.63)	(1.31)	(1.04)
Total increase (decrease) in net asset value	4.66		(7.48)	13.22	7.53	(11.24)	3.71
Net asset value, ending	$83.59		$78.93	$86.41	$73.19	$65.66	$76.90

Total return*	5.90%		(6.62%)	20.47%	17.05%	(12.90%)	6.50%
Ratios to average net assets: A
Net investment income	2.88	% (a)	2.37%	1.85%	2.66%	2.24%	1.86%
Total expenses	1.20	% (a)	1.32%	1.26%	1.25%	1.25%	1.30%
Expenses before offsets	1.19	% (a)	1.19%	1.19%	1.18%	1.16%	1.15%
Net expenses	1.19	% (a)	1.19%	1.19%	1.18%	1.16%	1.15%
Portfolio turnover	5%		28%	12%	16%	24%	77%
Net assets, ending (in thousands)	$3,858		$3,926	$3,131	$2,150	$6,429	$7,152

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Calvert VP Investment Grade Bond Index Portfolio
Semi-Annual Report June 30, 2015

4	President’s Letter
6	Manager Commentary
8	Shareholder Expense Example
9	Statement of Net Assets
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Notes to Financial Statements
25	Financial Highlights
26	Explanation of Financial Tables
27	Proxy Voting
27	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

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With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

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CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor
Performance
For the six months ended June 30, 2015, the Calvert VP Investment Grade Bond Index Portfolio declined 0.20 percent compared with the Barclays U.S. Aggregate Bond Index, which declined 0.10 percent. The slight underperformance was due to operating expenses, which the Index does not incur.
Investment Process
The Portfolio employs a passive management approach in an effort to mirror, as closely as possible, the performance of the Barclays U.S. Aggregate Bond Index. However, with more than 9,000 securities in the Index, full replication is not feasible. Therefore, we use a stratified sampling strategy to create a portfolio of securities with similar characteristics to the Index, including duration1, sector allocation, and quality. Stratified sampling requires the Portfolio manager to select securities to represent each sector in the Index. Since the Barclays U.S. Aggregate Index is not an actual mutual fund, it is not possible to invest in it directly.
Market Review
With the anticipation of the beginning of interest rate increases by the U.S. Federal Reserve possibly as early as the fourth quarter of this year, the yield curve steepened. As a result, shorter duration securities outperformed during the period.
Portfolio Strategy
During the period, the securitized sector had the best returns, at 0.35 percent, largely on the strength of asset-backed securities. Corporates were the worst performers, producing a negative return of 0.92 percent as a result of their longer durations relative to other sectors and their spreads widening a modest 10-15 basis points over the period. Within corporates, higher quality securities outperformed as a result of the relatively more appreciable widening of spreads of lower-rated securities. The Treasury sector had slightly positive returns of 0.03 percent.

______________________________
1 Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)

Six month*	-0.20%
One year	1.68%
Five year	3.15%
Ten year	4.27%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.50%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* Total Return is not annualized for periods of less than one year.

6 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

Outlook
We believe that markets will remain volatile and laser-focused on global economic data releases for hints as to when the Federal Reserve will begin raising short-term rates. Concerns about the decline in liquidity across the fixed-income markets will further increase volatility as investors and portfolio managers look for non-cash (derivative) alternative tools for risk positioning. While the Federal Reserve would like to slowly begin raising short-term rates in 2015, we would not be surprised if it held off until next year because of either conflicting data or global market events.
A small rate rise in late 2015 would not change our investment outlook. However, periods of de-risking in the face of expectations for higher rates could create very compressed periods of market stress. This could present attractive buying opportunities for portfolio managers in sectors and securities in which they have high conviction.
U.S. economic growth, as measured by GDP, will pick up strength in the second half, driven by improving home and auto sales, low energy prices, and an uptick in household spending, in our view. The latter will help offset any negative export drag resulting from the strong U.S. dollar. We will be closely monitoring the employment picture, in particular the labor force participation rate and aggregate income growth.
The Calvert fixed-income team feels strongly that it will be increasingly important to understand that markets are changing the way they assess a company’s future valuation and capital costs. Their assessments will be driven not only by factors that have an impact on a company’s own financial strength but also by the impacts a company’s business model and activities have on society as a whole.
Investment-grade corporate issuance is on pace to reach $1.3 trillion and surpass last year’s record issuance. Hedging-induced Treasury selling could further add to interest-rate market volatility for the remainder of 2015. As we get closer to a move by the Fed, the U.S. dollar most likely will continue to strengthen, even after its 7 percent appreciation versus the euro year-to-date.
July 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Asset-Backed Securities	0.6%
Basic Materials	1.9%
Communications	2.4%
Consumer, Cyclical	1.6%
Consumer, Non-cyclical	2.5%
Energy	3.3%
Financials	8.0%
Government	44.7%
Industrials	3.7%
Mortgage Securities	28.9%
Short-Term Investments	0.5%
Technology	1.3%
Utilities	0.6%
Total	100%

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15

Actual	0.51%	$1,000.00	$998.00	$2.53
Hypothetical (5% return per year before expenses)	0.51%	$1,000.00	$1,022.27	$2.56
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2015

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 0.6%
American Credit Acceptance Receivables Trust, 2.84%, 5/15/19 (e)	88,380	88,740
Avis Budget Rental Car Funding AESOP LLC, 2.50%, 2/20/21 (e)	150,000	149,823
Citibank Credit Card Issuance Trust, 1.02%, 2/22/19	75,000	74,965
MVW Owner Trust, 2.15%, 4/22/30 (e)	54,674	54,830
Santander Drive Auto Receivables Trust, 1.94%, 3/15/18	75,000	75,331
Synchrony Credit Card Master Note Trust, 1.36%, 8/17/20	200,000	199,864
World Financial Network Credit Card Master Trust, 3.14%, 1/17/23	250,000	259,838
World Omni Auto Receivables Trust, 0.87%, 7/15/19	300,000	299,644

Total Asset-Backed Securities (Cost $1,201,625)		1,203,035

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.0%
Banc of America Commercial Mortgage Trust, 5.783%, 4/10/49 (r)	550,000	575,395
Citigroup Commercial Mortgage Trust:
4.131%, 11/10/46	422,000	451,038
3.855%, 5/10/47	645,000	674,592
DBUBS Mortgage Trust:
3.386%, 7/10/44 (e)	404,134	411,461
3.742%, 11/10/46 (e)	786,264	794,890
Morgan Stanley Capital I Trust, 3.476%, 6/15/44 (e)	490,396	498,503
UBS-Barclays Commercial Mortgage Trust, 2.85%, 12/10/45	625,000	618,854

Total Commercial Mortgage-Backed Securities (Cost $3,925,159)		4,024,733

CORPORATE BONDS- 25.1%
21st Century Fox America, Inc., 5.40%, 10/1/43	100,000	106,743
AbbVie, Inc., 2.90%, 11/6/22	200,000	193,660
Alcoa, Inc., 5.72%, 2/23/19	149,000	159,117
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	96,336	—
Amazon.com, Inc., 2.50%, 11/29/22	200,000	189,426
America Movil SAB de CV, 2.375%, 9/8/16	100,000	101,262
American International Group, Inc., 4.875%, 6/1/22	250,000	274,229
Amgen, Inc., 4.10%, 6/15/21	700,000	745,641
Anheuser-Busch InBev Finance, Inc.:
2.625%, 1/17/23	100,000	95,974
4.00%, 1/17/43	100,000	91,584
4.625%, 2/1/44	1,000,000	1,006,557
Apple, Inc., 3.85%, 5/4/43	1,100,000	1,001,198
AT&T, Inc.:
2.95%, 5/15/16	100,000	101,670
3.90%, 3/11/24	200,000	201,696
Australia & New Zealand Banking Group Ltd., 4.875%, 1/12/21 (e)	800,000	898,145

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	PRINCIPAL AMOUNT ($)	VALUE ($)
Bank of America Corp.:
5.25%, 12/1/15	200,000	203,480
5.65%, 5/1/18	250,000	274,627
4.125%, 1/22/24	300,000	307,461
Bank of America NA, 5.30%, 3/15/17	650,000	688,457
Barrick North America Finance LLC, 5.75%, 5/1/43	100,000	96,192
Berkshire Hathaway Finance Corp.:
2.90%, 10/15/20	500,000	515,023
3.00%, 5/15/22	200,000	202,256
4.30%, 5/15/43	1,000,000	967,847
BNSF Funding Trust I, 6.613%, 12/15/55 (c)(r)	540,000	616,918
BorgWarner, Inc., 5.75%, 11/1/16	500,000	527,522
Boston Properties LP, 3.85%, 2/1/23	100,000	102,397
BP Capital Markets plc, 2.50%, 11/6/22	500,000	475,334
CA, Inc., 5.375%, 12/1/19	200,000	222,633
Capital One Bank, 3.375%, 2/15/23	200,000	194,276
Chevron Corp., 3.191%, 6/24/23	100,000	100,475
Cigna Corp., 4.00%, 2/15/22	400,000	412,202
Cintas Corp. No. 2, 3.25%, 6/1/22	350,000	352,618
Citigroup, Inc.:
1.75%, 5/1/18	450,000	447,956
6.125%, 5/15/18	200,000	223,182
2.50%, 9/26/18	500,000	505,631
5.50%, 9/13/25	80,000	86,464
CNOOC Curtis Funding No. 1 Pty. Ltd., 4.50%, 10/3/23 (e)	100,000	105,078
Colonial Pipeline Co., 6.58%, 8/28/32 (e)	100,000	116,917
Comcast Corp., 3.125%, 7/15/22	100,000	99,522
Crown Castle Towers LLC, 4.883%, 8/15/20 (e)	300,000	325,606
Cummins, Inc., 4.875%, 10/1/43	100,000	106,339
CVS Pass-Through Trust, 6.036%, 12/10/28	98,265	111,832
DDR Corp., 4.75%, 4/15/18	300,000	320,091
Deere & Co., 6.55%, 10/1/28	250,000	316,898
DIRECTV Holdings LLC, 5.20%, 3/15/20	200,000	220,583
Discover Financial Services, 3.85%, 11/21/22	200,000	198,579
Discovery Communications LLC, 5.05%, 6/1/20	200,000	219,020
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	75,000	76,795
Ecolab, Inc., 4.35%, 12/8/21	150,000	161,826
Emerson Electric Co., 4.75%, 10/15/15	200,000	202,339
Enbridge Energy Partners LP, 5.20%, 3/15/20	300,000	323,480
Energizer Holdings, Inc., 4.70%, 5/19/21	900,000	911,158
Energy Transfer Partners LP, 4.65%, 6/1/21	1,000,000	1,026,344
Ensco plc, 4.70%, 3/15/21	700,000	713,020
Enterprise Products Operating LLC, 7.034%, 1/15/68 (c)(r)	400,000	430,000
Equifax, Inc., 3.30%, 12/15/22	450,000	447,600
ERP Operating LP, 4.625%, 12/15/21	100,000	109,088
Excalibur One 77B LLC, 1.492%, 1/1/25	36,476	35,459

10 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	200,000	204,547
4.25%, 2/3/17	100,000	103,938
5.875%, 8/2/21	200,000	227,691
Freeport-McMoRan, Inc.:
3.10%, 3/15/20	100,000	98,592
5.45%, 3/15/43	50,000	41,743
GATX Corp., 4.85%, 6/1/21	900,000	986,448
General Electric Capital Corp., 4.625%, 1/7/21	100,000	110,100
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%, 6/18/19 (e)	400,000	422,982
General Electric Co., 4.50%, 3/11/44	100,000	101,559
Genworth Holdings, Inc., 4.80%, 2/15/24	100,000	87,250
Gilead Sciences, Inc., 3.70%, 4/1/24	100,000	102,184
Glencore Finance Canada Ltd., 3.60%, 1/15/17 (e)	125,000	128,303
Health Care REIT, Inc., 5.25%, 1/15/22	800,000	875,090
International Business Machines Corp.:
2.90%, 11/1/21	100,000	101,643
3.625%, 2/12/24	100,000	101,279
John Deere Capital Corp., 1.20%, 10/10/17	250,000	249,667
JPMorgan Chase & Co.:
2.35%, 1/28/19	300,000	301,156
4.50%, 1/24/22	400,000	428,669
3.375%, 5/1/23	700,000	679,713
Kennametal, Inc., 2.65%, 11/1/19	950,000	944,151
Kern River Funding Corp., 6.676%, 7/31/16 (e)	20,794	21,668
Kimco Realty Corp., 4.30%, 2/1/18	300,000	318,856
Kraft Foods Group, Inc., 3.50%, 6/6/22	100,000	100,245
L-3 Communications Corp.:
5.20%, 10/15/19	400,000	433,446
4.75%, 7/15/20	800,000	844,324
Laboratory Corporation of America Holdings, 4.00%, 11/1/23	100,000	102,103
Liberty Property LP, 3.375%, 6/15/23	350,000	338,097
Life Technologies Corp., 6.00%, 3/1/20	100,000	112,486
Lowe’s Co.’s, Inc., 3.875%, 9/15/23	100,000	106,131
LYB International Finance BV, 5.25%, 7/15/43	100,000	101,871
LyondellBasell Industries NV, 6.00%, 11/15/21	100,000	114,466
MetLife, Inc., 4.875%, 11/13/43	100,000	103,786
Molson Coors Brewing Co., 5.00%, 5/1/42	100,000	97,351
Morgan Stanley:
2.125%, 4/25/18	300,000	302,027
4.10%, 5/22/23	500,000	500,935
5.00%, 11/24/25	150,000	157,029
NBCUniversal Media LLC:
2.875%, 1/15/23	100,000	97,113
4.45%, 1/15/43	200,000	192,219
NetApp, Inc., 3.25%, 12/15/22	100,000	94,708
Northrop Grumman Corp., 3.25%, 8/1/23	150,000	146,952
NYSE Holdings LLC, 2.00%, 10/5/17	450,000	455,408

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	PRINCIPAL AMOUNT ($)	VALUE ($)
Oracle Corp.:
5.75%, 4/15/18	250,000	278,146
2.375%, 1/15/19	900,000	913,378
PacifiCorp, 4.10%, 2/1/42	100,000	95,726
Pearson Funding Two plc, 4.00%, 5/17/16 (e)	250,000	255,879
PepsiCo, Inc., 2.75%, 3/5/22	100,000	99,747
Petroleos Mexicanos, 6.375%, 1/23/45	1,000,000	1,026,250
Pfizer, Inc., 4.40%, 5/15/44	1,000,000	986,522
Pioneer Natural Resources Co., 5.875%, 7/15/16	250,000	261,267
PNC Bank NA, 2.70%, 11/1/22	850,000	818,050
Prologis LP, 6.875%, 3/15/20	37,000	42,741
Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000,000	948,622
Regions Bank, 7.50%, 5/15/18	100,000	114,783
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	200,000	196,749
Rio Tinto Finance USA Ltd.:
2.25%, 9/20/16	400,000	405,892
3.75%, 9/20/21	400,000	414,528
Rio Tinto Finance USA plc, 3.50%, 3/22/22	150,000	151,284
Sanofi SA, 1.25%, 4/10/18	100,000	99,633
Shell International Finance BV:
2.25%, 1/6/23	200,000	189,069
4.125%, 5/11/35	1,350,000	1,321,541
4.55%, 8/12/43	100,000	102,183
Stanley Black & Decker, Inc., 2.90%, 11/1/22	650,000	639,373
Teck Resources Ltd., 4.75%, 1/15/22	500,000	464,573
Telefonica Emisiones SAU, 3.992%, 2/16/16	100,000	101,719
Texas Eastern Transmission LP, 2.80%, 10/15/22 (e)	400,000	374,369
The Bank of New York Mellon Corp.:
2.40%, 1/17/17	1,050,000	1,070,695
1.30%, 1/25/18	850,000	846,939
The Connecticut Light & Power Co., 5.65%, 5/1/18	200,000	223,000
The Dow Chemical Co., 4.375%, 11/15/42	100,000	91,101
The Goldman Sachs Group, Inc.:
5.35%, 1/15/16	200,000	204,770
2.375%, 1/22/18	200,000	203,042
2.625%, 1/31/19	200,000	202,475
5.375%, 3/15/20	150,000	167,028
4.00%, 3/3/24	500,000	508,724
The Hartford Financial Services Group, Inc., 5.125%, 4/15/22	100,000	110,903
The Hershey Co., 1.50%, 11/1/16	50,000	50,531
The Kroger Co., 3.85%, 8/1/23	100,000	102,574
The Mosaic Co., 5.625%, 11/15/43	400,000	426,165
The Toronto-Dominion Bank, 2.375%, 10/19/16	100,000	101,888
The Valspar Corp., 4.20%, 1/15/22	300,000	312,237
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	500,000	508,961

12 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
Time Warner, Inc.:
4.875%, 3/15/20	100,000	109,121
4.00%, 1/15/22	290,000	296,827
5.375%, 10/15/41	100,000	102,579
4.90%, 6/15/42	200,000	196,807
Toyota Motor Credit Corp., 2.05%, 1/12/17	100,000	101,585
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	100,000	83,780
United Parcel Service, Inc., 6.20%, 1/15/38	250,000	312,514
United Technologies Corp., 4.50%, 6/1/42	100,000	101,590
Vale Overseas Ltd., 4.375%, 1/11/22	500,000	488,476
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	250,000	241,453
Verizon Communications, Inc.:
5.15%, 9/15/23	300,000	328,452
5.05%, 3/15/34	200,000	201,346
6.55%, 9/15/43	350,000	409,414
Viacom, Inc., 3.875%, 4/1/24	100,000	97,915
Wal-Mart Stores, Inc.:
2.55%, 4/11/23	100,000	96,554
6.50%, 8/15/37	250,000	321,278
WPP Finance 2010, 3.75%, 9/19/24	1,000,000	996,762
Yum! Brands, Inc., 3.75%, 11/1/21	1,000,000	1,006,662
Zoetis, Inc., 4.70%, 2/1/43	100,000	95,342

Total Corporate Bonds (Cost $50,450,586)		51,326,867

MUNICIPAL OBLIGATIONS- 0.5%
New York City GO Bonds, 3.60%, 8/1/28	1,000,000	969,060
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	20,000	20,522

Total Municipal Obligations (Cost $1,008,021)		989,582

SOVEREIGN GOVERNMENT BONDS - 0.5%
Mexico Government International Bond, 5.55%, 1/21/45	500,000	531,875
Province of Ontario Canada, 2.45%, 6/29/22	400,000	400,342
Province of Quebec Canada, 2.625%, 2/13/23	75,000	75,432

Total Sovereign Government Bonds (Cost $971,045)		1,007,649

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 8.2%
Fannie Mae:
4.875%, 12/15/16	1,000,000	1,062,941
6.25%, 5/15/29	1,300,000	1,775,843
Federal Home Loan Bank, 4.875%, 5/17/17	1,000,000	1,078,067
Freddie Mac:
2.00%, 8/25/16	1,000,000	1,017,723
5.00%, 2/16/17	1,000,000	1,070,846
5.125%, 11/17/17	1,000,000	1,100,215
4.875%, 6/13/18	3,500,000	3,887,215

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	PRINCIPAL AMOUNT ($)	VALUE ($)
3.75%, 3/27/19	3,200,000	3,476,573
2.375%, 1/13/22	500,000	506,235
6.75%, 3/15/31	1,300,000	1,863,519

Total U.S. Government Agencies and Instrumentalities (Cost $16,259,765)		16,839,177

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 26.7%
Fannie Mae:
5.00%, 12/1/16	46,557	48,736
5.00%, 11/1/17	11,479	12,017
5.50%, 8/1/18	47,709	49,865
6.50%, 4/1/23	43,078	44,682
2.50%, 12/1/27	673,010	676,706
4.50%, 5/1/31	579,568	630,133
6.50%, 8/1/32	73,492	84,399
5.50%, 7/1/33	168,122	190,251
5.50%, 7/1/33	70,696	79,713
6.00%, 8/1/33	20,044	22,737
5.50%, 11/1/33	93,619	105,677
5.50%, 3/1/34	165,944	186,644
6.00%, 6/1/34	103,632	118,475
5.00%, 7/1/34	165,490	183,558
5.00%, 10/1/34	158,011	174,710
5.50%, 3/1/35	187,931	211,609
5.50%, 6/1/35	73,128	82,012
5.50%, 9/1/35	91,033	102,377
5.50%, 2/1/36	39,077	43,911
5.50%, 4/1/36	221,908	242,508
6.50%, 9/1/36	105,334	120,966
5.50%, 11/1/36	63,388	71,118
6.00%, 8/1/37	739,258	841,170
6.00%, 5/1/38	78,107	88,550
5.50%, 6/1/38	92,131	104,241
6.00%, 7/1/38	407,791	466,235
2.257%, 9/1/38(r)	328,389	350,652
4.00%, 3/1/39	144,700	153,321
4.50%, 5/1/40	671,106	730,729
4.50%, 7/1/40	294,039	318,728
4.50%, 10/1/40	1,194,182	1,293,166
3.50%, 2/1/41	788,841	814,991
3.50%, 3/1/41	813,808	840,788
4.00%, 3/1/41	465,273	495,542
4.50%, 6/1/41	1,317,909	1,425,241
3.50%, 3/1/42	1,434,202	1,482,644
4.00%, 8/1/42	1,170,694	1,249,246
3.50%, 12/1/42	1,547,775	1,600,120
2.50%, 1/1/43	1,217,415	1,169,265
3.00%, 1/1/43	1,703,426	1,705,710
3.00%, 5/1/43	2,436,928	2,439,435

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	PRINCIPAL AMOUNT ($)	VALUE ($)
3.00%, 8/1/43	1,887,093	1,887,871
3.00%, 8/1/43	2,916,698	2,917,898
3.50%, 8/1/43	1,744,501	1,800,557
4.50%, 11/1/43	2,037,942	2,205,519
4.00%, 5/1/44	3,011,356	3,190,752
4.50%, 11/1/44	1,925,912	2,087,937
Freddie Mac:
4.50%, 9/1/18	49,725	51,786
5.00%, 11/1/20	63,351	67,547
4.00%, 3/1/25	570,376	603,186
3.50%, 11/1/25	556,210	587,507
3.50%, 7/1/26	426,000	450,023
2.50%, 3/1/28	229,292	234,239
5.00%, 2/1/33	46,040	50,632
5.00%, 4/1/35	76,874	85,234
5.00%, 12/1/35	169,446	187,040
6.00%, 8/1/36	53,833	61,350
5.00%, 10/1/36	318,609	351,213
6.50%, 10/1/37	61,123	65,827
5.00%, 1/1/38	580,763	638,582
5.00%, 7/1/39	230,577	254,829
4.00%, 11/1/39	638,362	677,112
4.50%, 1/1/40	286,981	310,558
5.00%, 1/1/40	1,074,950	1,193,802
4.50%, 4/1/40	706,427	765,140
6.00%, 4/1/40	131,827	149,171
4.50%, 5/1/40	234,328	253,082
4.50%, 5/1/40	508,213	549,193
4.50%, 6/1/41	395,348	428,148
3.50%, 10/1/41	958,072	987,552
3.00%, 7/1/42	485,273	483,941
3.50%, 7/1/42	1,169,523	1,205,997
3.00%, 1/1/43	1,562,804	1,558,512
4.50%, 9/1/44	1,330,824	1,438,914
Ginnie Mae:
4.50%, 7/20/33	325,658	354,393
5.50%, 7/20/34	139,012	158,594
6.00%, 11/20/37	181,059	208,071
6.00%, 10/15/38	833,866	953,243
5.00%, 12/15/38	330,960	367,143
5.00%, 5/15/39	427,754	481,857
5.00%, 10/15/39	632,657	712,680
4.00%, 12/20/40	1,277,526	1,381,146
4.00%, 11/20/41	139,936	149,802
4.00%, 8/20/42	1,001,482	1,066,143

Total U.S. Government Agency Mortgage-Backed Securities (Cost $53,554,273)		54,666,301

U.S. TREASURY OBLIGATIONS - 35.2%

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	PRINCIPAL AMOUNT ($)	VALUE ($)
United States Treasury Bonds:
8.125%, 5/15/21	1,000,000	1,349,844
8.00%, 11/15/21	1,000,000	1,365,000
6.25%, 8/15/23	1,000,000	1,305,234
5.375%, 2/15/31	2,000,000	2,688,594
3.875%, 8/15/40	1,000,000	1,142,031
4.375%, 5/15/41	2,000,000	2,471,876
3.125%, 11/15/41	1,000,000	1,006,797
3.00%, 5/15/42	1,000,000	979,766
3.75%, 11/15/43	1,045,000	1,175,462
3.125%, 8/15/44	1,600,000	1,602,626
United States Treasury Notes:
4.50%, 11/15/15	200,000	203,250
2.00%, 1/31/16	1,500,000	1,515,938
2.375%, 3/31/16	1,000,000	1,015,938
0.375%, 4/30/16	1,045,000	1,045,735
2.00%, 4/30/16	2,000,000	2,028,124
1.50%, 7/31/16	1,000,000	1,012,188
4.875%, 8/15/16	2,000,000	2,100,312
2.75%, 11/30/16	1,000,000	1,032,109
0.875%, 1/31/17	7,400,000	7,441,048
3.00%, 2/28/17	1,000,000	1,040,703
0.875%, 4/15/17	520,000	522,762
4.50%, 5/15/17	2,000,000	2,144,688
2.375%, 7/31/17	2,000,000	2,069,532
1.875%, 9/30/17	2,000,000	2,050,624
4.25%, 11/15/17	1,000,000	1,081,328
2.625%, 1/31/18	1,000,000	1,045,078
3.50%, 2/15/18	2,000,000	2,135,312
2.375%, 5/31/18	1,000,000	1,040,234
4.00%, 8/15/18	2,000,000	2,184,688
3.75%, 11/15/18	1,000,000	1,086,172
1.625%, 3/31/19	947,000	958,319
3.125%, 5/15/19	2,000,000	2,134,218
3.625%, 8/15/19	1,000,000	1,088,594
1.00%, 8/31/19	2,000,000	1,965,312
3.375%, 11/15/19	1,100,000	1,187,570
3.625%, 2/15/20	1,000,000	1,092,109
1.125%, 4/30/20	1,000,000	977,031
2.625%, 8/15/20	2,000,000	2,091,406
2.625%, 11/15/20	1,000,000	1,044,453
3.625%, 2/15/21	1,000,000	1,097,109
2.25%, 3/31/21	200,000	204,312
3.125%, 5/15/21	500,000	534,805
1.75%, 5/15/22	1,000,000	980,703
1.625%, 11/15/22	1,000,000	966,641
2.75%, 11/15/23	1,000,000	1,039,531
2.75%, 2/15/24	3,000,000	3,114,609

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	PRINCIPAL AMOUNT ($)	VALUE ($)
2.25%, 11/15/24	2,000,000	1,987,812
2.00%, 2/15/25	700,000	680,093

Total U.S. Treasury Obligations (Cost $70,301,914)		72,027,620

TIME DEPOSIT - 0.5%
State Street Bank Time Deposit, 0.088%, 7/1/15	982,636	982,636

Total Time Deposit (Cost $982,636)		982,636

TOTAL INVESTMENTS (Cost $198,655,024) - 99.3%		203,067,600
Other assets and liabilities, net - 0.7%		1,432,902
NET ASSETS - 100%		$204,500,502

NET ASSETS CONSIST OF:
Paid-in capital applicable to 3,732,381 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized	$201,635,269
Undistributed net investment income	2,479,822
Accumulated net realized gain (loss)	(4,027,165)
Net unrealized appreciation (depreciation)	4,412,576

NET ASSETS	$204,500,502

NET ASSET VALUE PER SHARE	$54.79

*	Non-income producing security.
(b)	This security was valued under the direction of the Board of Directors. See Note A.
(c)	The coupon rate changes periodically based upon a predetermined schedule. The interest rate disclosed is that which is in effect on June 30, 2015.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate in effect on June 30, 2015.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

Abbreviations:
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$2,723,627
Total investment income	2,723,627

Expenses:
Investment advisory fee	309,450
Administrative fees	103,150
Transfer agency fees and expenses	9,324
Directors’ fees and expenses	17,622
Accounting fees	19,611
Custodian fees	29,012
Professional fees	23,745
Reports to shareholders	13,410
Miscellaneous	2,048
Total expenses	527,372
NET INVESTMENT INCOME	2,196,255

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	168,926
Change in unrealized appreciation (depreciation) on investments	(2,677,849)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,508,923)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($312,668)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$2,196,255	$4,493,498
Net realized gain (loss)	168,926	628,500
Change in unrealized appreciation (depreciation)	(2,677,849)	6,885,546

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(312,668)	12,007,544

Distributions to shareholders from:
Net investment income	—	(5,135,063)
Net realized gain	—	—
Total distributions	—	(5,135,063)

Capital share transactions:
Shares sold	9,051,469	18,293,381
Reinvestment of distributions	—	5,135,063
Shares issued from merger (See Note E)	—	43,577,155
Shares redeemed	(16,168,227)	(61,581,147)
Total capital share transactions	(7,116,758)	5,424,452

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,429,426)	12,296,933

NET ASSETS
Beginning of period	211,929,928	199,632,995
End of period (including undistributed net investment income of $2,479,822 and $283,567, respectively)	$204,500,502	$211,929,928

CAPITAL SHARE ACTIVITY
Shares sold	163,892	332,134
Reinvestment of distributions	—	93,603
Shares issued from merger (See Note E)	—	793,764
Shares redeemed	(291,664)	(1,118,449)
Total capital share activity	(127,772)	101,052

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Investment Grade Bond Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. For municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.

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Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, securities valued at $0, or 0% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES*	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$1,203,035	$—	$1,203,035
Commercial Mortgage-Backed Securities	—	4,024,733	—	4,024,733
Corporate Bonds	—	51,326,867	**	51,326,867
Municipal Obligations	—	989,582	—	989,582
Sovereign Government Bonds	—	1,007,649	—	1,007,649
U.S. Government Agencies and Instrumentalities	—	16,839,177	—	16,839,177
U.S. Government Agency Mortgage-Backed Securities	—	54,666,301	—	54,666,301
U.S. Treasury Obligations	—	72,027,620	—	72,027,620
Time Deposit		982,636		982,636
TOTAL	$—	$203,067,600	$**	$203,067,600
* For a complete listing of investments, please refer to the Statement of Net Assets.
** Level 3 securities are valued at $0 and represent 0.0% of net assets.

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Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $50,197 was payable at period end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is .60%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $16,732 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $7,860 for the six months ended June 30, 2015. Under the terms of the agreement, $1,282 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $2,340,144 and $2,473,646, respectively. U.S. government security purchases and sales were $3,573,059 and $8,194,307, respectively.

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CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-15	($947,599)
31-Dec-16	(1,654,294)
31-Dec-17	(175,128)

NO EXPIRATION DATE
Short-term	($199,619)
Long-term	(667,515)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$4,994,630
Unrealized (depreciation)	(1,133,990)
Net unrealized appreciation/(depreciation)	$3,860,640

Federal income tax cost of investments	$199,206,960
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — REORGANIZATION
On June 4, 2014, the Board of Directors of Calvert Variable Products, Inc. approved the reorganization of the Calvert VP Inflation Protected Plus Portfolio (“VP Inflation”) into the Calvert VP Investment Grade Bond Index Portfolio (“VP Bond Index”). Shareholders approved the reorganization at a meeting on October 31, 2014 and the reorganization took place on November 14, 2014.
The acquisition was accomplished by a taxable exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
VP INFLATION	211,356	VP BOND INDEX	201,744	$11,267,111
For financial reporting purposes, assets received and shares issued by VP Bond Index were recorded at fair value.
The net assets immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Acquiring Portfolio	Net Assets
VP INFLATION	$11,267,111	VP BOND INDEX	$203,877,715
Assuming the acquisition had been completed on January 1, 2014, VP Bond Index’s results of operations for the year ended December 31, 2014 would have been as follows:

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Net investment income	$5,376,920 (a)
Net realized and change in unrealized gain (loss) on investments	$11,081,684 (b)

Net increase (decrease) in assets from operations	$16,458,604
Because VP Bond Index and VP Inflation sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of VP Inflation that have been included in VP Bond Index’s Statement of Operations since November 14, 2014.
(a) $4,493,498 as reported, plus $883,422 from VP Inflation pre-merger.
(b) $7,514,046 as reported plus $3,567,688 from VP Inflation pre-merger.
On December 11, 2013, the Board of Directors of Calvert Variable Products, Inc. approved the reorganization of the Calvert VP Income Portfolio (“VP Income”) into the Calvert VP Investment Grade Bond Index Portfolio (“VP Bond Index”). Shareholders approved the reorganization at a meeting on April 11, 2014 and the reorganization took place on April 30, 2014.
The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
VP INCOME	1,995,827	VP BOND INDEX	592,020	$32,310,044
For financial reporting purposes, assets received and shares issued by VP Bond Index were recorded at fair value; however, the cost basis of the investments received from VP Income were carried forward to align ongoing reporting of VP Bond Index’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
VP INCOME	$32,310,044	$552,102	VP BOND INDEX	$200,923,845
Assuming the acquisition had been completed on January 1, 2014, VP Bond Index’s results of operations for the year ended December 31, 2014 would have been as follows:

Net investment income	$4,792,097 (a)
Net realized and change in unrealized gain (loss) on investments	$8,348,371 (b)
Net increase (decrease) in assets from operations	$13,140,468
Because VP Bond Index and VP Income sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of VP Income that have been included in VP Bond Index’s Statement of Operations since April 30, 2014.
(a) $4,493,498 as reported, plus $298,599 from VP Income pre-merger.
(b) $7,514,046 as reported, plus $834,325 from VP Income pre-merger.
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

24 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
	2015 (z)		2014	2013	2012	2011 (z)	2010 (z)
Net asset value, beginning	$54.90		$53.11	$56.06	$55.50	$52.80	$50.82
Income from investment operations:
Net investment income	0.58		1.19	1.03	1.08	1.42	1.56
Net realized and unrealized gain (loss)	(0.69)		1.96	(2.59)	1.04	3.01	1.67
Total from investment operations	(0.11)		3.15	(1.56)	2.12	4.43	3.23
Distributions from:
Net investment income	—		(1.36)	(1.31)	(1.28)	(1.35)	(1.08)
Net realized gain	—		—	(0.08)	(0.28)	(0.38)	(0.17)
Total distributions	—		(1.36)	(1.39)	(1.56)	(1.73)	(1.25)
Total increase (decrease) in net asset value	(0.11)		1.79	(2.95)	0.56	2.70	1.98
Net asset value, ending	$54.79		$54.90	$53.11	$56.06	$55.50	$52.80

Total return*	(0.20%)		5.93%	(2.80%)	3.83%	8.39%	6.37%
Ratios to average net assets: A
Net investment income	2.13	% (a)	2.17%	1.84%	2.07%	2.58%	2.89%
Total expenses	0.51	% (a)	0.50%	0.50%	0.49%	0.50%	0.53%
Expenses before offsets	0.51	% (a)	0.50%	0.50%	0.49%	0.50%	0.53%
Net expenses	0.51	% (a)	0.50%	0.50%	0.49%	0.50%	0.52%
Portfolio turnover	3%		24%	41%	43%	40%	99%
Net assets, ending (in thousands)	$204,501		$211,930	$199,633	$203,442	$168,830	$109,616

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

26 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Calvert VP Natural Resources Portfolio
Semi-Annual Report June 30, 2015

4	President’s Letter
6	Manager Commentary
8	Shareholder Expense Example
9	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting
17	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

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With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

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CALVERT VP NATURAL RESOURCES PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor
Performance
In the six months ended June 30, 2015, the Portfolio declined 3.98 percent compared with its benchmark, the S&P 500, which rose 1.23 percent. The more relevant secondary custom benchmark, a blend of 35 percent Bloomberg Commodity Index Total Return and 65 percent S&P North American Natural Resources Sector Index, against which the Portfolio is managed, declined 3.11 percent. Portfolio operating expenses accounted for about half of the performance shortfall relative to the custom benchmark. The other half of the shortfall was caused by an overweight in energy-related exposures.
Investment Process
The Portfolio managers use a fund of funds approach, investing in a basket of exchange-traded funds (ETFs) and exchange-traded notes (ETNs) that track various commodity, natural resources, raw materials, real estate, and utility indices.
Market Review
The supply and demand forces affecting energy prices have a major impact on the Portfolio’s overall performance over the long term. After partially recovering and then retrenching in the first quarter, oil prices again appreciated and leveled off in the second quarter, with West Texas Intermediate hovering around the $60/barrel mark. During the period, the performance of energy stocks and the underlying commodity prices diverged, with short-dated energy commodity futures generally outperforming both longer-dated futures and energy-related common stocks.
Portfolio Strategy
Early in the period, anticipating a broad energy market recovery, we moved to an overweight in energy stocks and longer-dated commodities. Energy stocks represented about 55 percent of the custom benchmark and by the end of the period, energy in total represented about two-thirds (68.6 percent) of the Portfolio. While we correctly anticipated the oil price recovery, energy stocks did not recover as aggressively as oil prices did in the second quarter and short-dated rather than long-dated commodities offered the strongest performance in the period. Short-dated commodities can be more expensive to hold because of the need to continually roll futures—replacing contracts as they approach delivery date with longer-dated contracts. During periods of sharp price adjustments, however, they can have the strongest performance moves.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)

Six month**	-3.98%
One year	-24.32%
Five year	0.35%
Since inception (12/28/2006)	-1.71%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.25% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* The Natural Resources Composite benchmark is an internally constructed index comprised of a blend of 35% Bloomberg Commodity Index and 65% S&P North American Sector/Natural Resources Index.
** Total Return is not annualized for periods of less than one year.

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Also during the period, we raised cash by reducing our modest grain overweight to only a slight overweight. Grain prices had recovered during 2014 and we viewed the holdings as a source of cash for adding to the depressed energy sector. Our overweight to the subsector modestly benefited performance as grains proved to be the strongest performing subsector in the period. Our grain ETF, iPath Bloomberg Grains Subindex Total Return ETN, returned 1.04 percent and was the only holding with a positive return.
Our underweight to the metals and mining subsector, the weakest performer, also modestly benefited the Portfolio’s performance. Nevertheless, company exposures supporting the energy sector as well as sensitivity to China’s economy weighed on the holdings of the metals and mining ETF, which declined 20.7 percent. The positive impact of the underweight to metals and mining was largely offset by a slight overweight to steel stocks.
Outlook
We continue to hold a positive outlook on energy over the longer term and to expect short-term market volatility.
We are maintaining our overweight exposure to energy stocks and long-dated energy commodities as we anticipate they will offer attractive performance relative to short-dated energy commodities. It appears the near-term recovery in energy prices may have moderated, and if so, our positioning should be beneficial.
July 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Metals Stocks	3.7%
Energy Stocks	60.8%
Industry Stocks	1.8%
Steel and Other Stocks	1.0%
Energy Commodities	7.8%
Grain Commodities	8.4%
Industrial Metals Commodities	6.3%
Precious Metals Commodities	6.0%
Soft Commodities	2.6%
Livestock Commodities	1.6%
Total	100%

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Actual	0.79%	$1,000.00	$960.20	$3.84
Hypothetical (5% return per year before expenses)	0.79%	$1,000.00	$1,020.88	$3.96
* Expenses are equal to the Portfolio’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratio.

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STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 99.3%
Energy Select Sector SPDR Fund	96,000	7,215,360
GreenHaven Continuous Commodity Index Fund*	156,900	3,462,783
iPath Bloomberg Commodity Index Total Return ETN*	366,300	10,644,678
iPath Bloomberg Grains Subindex Total Return ETN*	45,100	1,758,449
iShares North American Natural Resources ETF	345,100	12,520,228
iShares U.S. Oil & Gas Exploration & Production ETF	62,700	4,429,128
Market Vectors Gold Miners ETF	30,500	541,680
Market Vectors Oil Service ETF	101,700	3,549,330
PowerShares DB Base Metals Fund*	116,000	1,669,240
PowerShares DB Precious Metals Fund*	31,100	1,122,399
SPDR S&P Metals & Mining ETF	47,600	1,158,108
Vanguard Energy ETF	67,300	7,197,735

Total Exchange-Traded Products (Cost $66,229,667)		55,269,118

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 1.2%
State Street Bank Time Deposit, 0.088%, 7/1/15	654,704	654,704

Total Time Deposit (Cost $654,704)		654,704

TOTAL INVESTMENTS (Cost $66,884,371) - 100.5%		55,923,822
Other assets and liabilities, net - (0.5)%		(261,453)
NET ASSETS - 100.0%		$55,662,369

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,348,889 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized	$68,090,130
Undistributed net investment income	206,092
Accumulated net realized gain (loss)	(1,673,304)
Net unrealized appreciation (depreciation)	(10,960,549)

NET ASSETS	$55,662,369

NET ASSET VALUE PER SHARE	$41.27

*	Non-income producing security.

Abbreviations:
ETF:	Exchange Traded Fund
ETN:	Exchange Traded Note
See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$267,579
Interest income	307
Total investment income	267,886

Expenses:
Investment advisory fee	166,170
Administrative fees	30,213
Transfer agency fees and expenses	3,786
Directors’ fees and expenses	5,527
Accounting fees	8,252
Custodian fees	4,872
Professional fees	12,863
Reports to shareholders	10,725
Miscellaneous	2,337
Total expenses	244,745
Reimbursement from Advisor	(6,065)
Net expenses	238,680
NET INVESTMENT INCOME	29,206

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(2,389,884)
Change in unrealized appreciation (depreciation)	45,415

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(2,344,469)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($2,315,263)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$29,206	$246,244
Net realized gain (loss)	(2,389,884)	1,847,242
Change in unrealized appreciation (depreciation)	45,415	(12,346,464)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,315,263)	(10,252,978)

Distributions to shareholders from:
Net investment income	—	(62,226)
Net realized gain	—	—
Total distributions	—	(62,226)

Capital share transactions:
Shares sold	4,704,049	10,742,802
Reinvestment of distributions	—	62,226
Shares redeemed	(7,208,850)	(9,956,940)
Total capital share transactions	(2,504,801)	848,088

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,820,064)	(9,467,116)

NET ASSETS
Beginning of period	60,482,433	69,949,549
End of period (including undistributed net investment income of $206,092 and $176,886, respectively)	$55,662,369	$60,482,433

CAPITAL SHARE ACTIVITY
Shares sold	111,903	226,478
Reinvestment of distributions	—	1,434
Shares redeemed	(170,149)	(192,542)
Total capital share activity	(58,246)	35,370

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Natural Resources Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds and exchange traded notes (the “Underlying Funds”) representing different natural resources exposure.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

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The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES*	Level 1	Level 2	Level 3	Total
Exchange-Traded Products	$55,269,118	$—	$—	$55,269,118
Time Deposit	—	654,704	—	654,704
TOTAL	$55,269,118	$654,704	$—	$55,923,822
* For a complete listing of investments, please refer to the Statement of Net Assets.
Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .55% of the Portfolio’s average daily net assets. Under the terms of the agreement, $26,168 was payable at period end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is .79%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds. Under the terms of the agreement, $1,539 was receivable at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $4,758 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $2,308 for the six months ended June 30, 2015. Under the terms of the agreement, $376 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $7,064,268 and $8,988,638, respectively.
As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$155,445
Unrealized (depreciation)	(10,773,146)
Net unrealized appreciation/(depreciation)	($10,617,701)

Federal income tax cost of investments	$66,541,523
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
	2015 (z)		2014	2013 (z)	2012	2011	2010 (z)
Net asset value, beginning	$42.98		$50.99	$50.98	$49.84	$55.64	$47.61
Income from investment operations:
Net investment income	0.02		0.17	0.17	0.08	0.10	0.47
Net realized and unrealized gain (loss)	(1.73)		(8.14)	0.19	2.35	(5.74)	7.73
Total from investment operations	(1.71)		(7.97)	0.36	2.43	(5.64)	8.20
Distributions from:
Net investment income	—		(0.04)	—	(0.01)	(0.16)	(0.17)
Net realized gain	—		—	(0.35)	(1.28)	—	—
Total distributions	—		(0.04)	(0.35)	(1.29)	(0.16)	(0.17)
Total increase (decrease) in net asset value	(1.71)		(8.01)	0.01	1.14	(5.80)	8.03
Net asset value, ending	$41.27		$42.98	$50.99	$50.98	$49.84	$55.64

Total return*	(3.98%)		(15.62%)	0.72%	4.90%	(10.13)%	17.22%
Ratios to average net assets: A, B
Net investment income	0.10	% (a)	0.37%	0.33%	0.19%	0.29%	0.98%
Total expenses	0.81	% (a)	0.79%	0.79%	0.79%	0.84%	0.87%
Expenses before offsets	0.79	% (a)	0.79%	0.79%	0.78%	0.76%	0.75%
Net expenses	0.79	% (a)	0.79%	0.79%	0.78%	0.76%	0.75%
Portfolio turnover	12%		112%	31%	37%	28%	30%
Net assets, ending (in thousands)	$55,662		$60,482	$69,950	$54,665	$48,746	$42,368

A  Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
B    Amounts do not include the activity of the Underlying Funds.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Calvert VP Volatility Managed Moderate Portfolio
Semi-Annual Report June 30, 2015

4	President’s Letter
6	Manager Commentary
9	Shareholder Expense Example
10	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
18	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting
20	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

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With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., and Milliman, Inc., Subadvisors
Performance
For the six-month period ended June 30, 2015, the Calvert VP Volatility Managed Moderate Portfolio returned 0.81 percent, outperforming its benchmark, the S&P 500 Daily Risk Control 7.5% Total Return Index, which returned 0.06 percent. We outperformed as a result of strong performance by our diversified equity allocation, especially our international equity exchange-traded funds (ETFs), which outperformed the benchmark’s equity allocation consisting only of the S&P 500. This more than offset performance drag from our fixed-income allocation, which produced negative returns as interest rates rose during the period, causing bond prices to decline.
The S&P 500 Daily Risk Control 7.5% Total Return Index targets a constant volatility level of 7.5 percent by dynamically adjusting exposure to the S&P 500 and cash. This is similar to our Portfolio, which targets a constant volatility level of 8 percent, making the Index a suitable benchmark for assessing our volatility management strategy. We compare the high-risk component of the benchmark (S&P 500) with our diversified equity allocation, and compare the low-risk component of the benchmark (cash) with our fixed-income allocation.
Investment Process
The Portfolio uses a derivatives-based risk management strategy in conjunction with an asset-allocated portfolio in an effort to reduce the negative effects of high market volatility1. By targeting a portfolio volatility level of 8 percent, our goal is to participate in up markets as much as possible, while defending against significant losses during market downturns.
Our asset allocation process is designed to target a volatility level of 8 percent over the long term while also providing current income and modest growth. This results in a target asset allocation model of 48 percent to stocks and 52 percent to bonds. We implement the asset allocation strategy by investing in a portfolio of ETFs, diversified across multiple sub-asset classes.
Our risk management strategy buys (goes “long”) and sells (goes “short”) equity index futures contracts to help keep the Portfolio’s volatility level close to 8 percent over shorter time horizons.
______________________________
1 Volatility refers to the annualized standard deviation of portfolio returns.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)

Six month**	0.81%
One year	2.44%
Since inception (4/30/2013)	4.60%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.03% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* The Volatility Managed Moderate Composite Benchmark is an internally constructed index comprised of a blend of 36% Russell 3000 Index, 2% MSCI U.S. REIT, 10% MSCI EAFE Index, 48% Barclays U.S. Aggregate Bond Index, and 4% Barclays 3 Month T-Bill Bellwether Index.
** Total Return is not annualized for periods of less than one year.

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When our one-month forecast of the Portfolio’s volatility is below 8 percent, we increase the Portfolio’s equity allocation by buying futures, increasing risk; when our volatility forecast for the Portfolio is greater than 8 percent, we reduce the Portfolio’s equity allocation by selling futures, thus de-risking or hedging.
Portfolio Strategy
Activity
Volatility increased in all major asset classes during the period, but remained relatively low by historical standards. In this low volatility environment, our risk management strategy led us to increase the Portfolio’s equity allocation by buying futures. We maintained a long equities futures allocation for the entire period.
From an asset allocation perspective, we deviated very little from our target model, allocating 48 percent to bonds, 10 percent to international equity, 36 percent to U.S. equity, 2 percent to real estate investment trusts, and 4 percent to cash.
Performance
The primary driver of our outperformance during the period was strong returns from our diversified equity allocation, which beat the benchmark’s equity allocation. The increase in equity exposure effected by the volatility management strategy also contributed to our diversified equity allocation relative to the benchmark’s singular U.S. large-cap S&P 500 Index equity allocation. The outperformance of our Portfolio’s equity allocation more than offset underperformance by our fixed-income allocation relative to the benchmark’s low risk component of cash. We benefited from holding U.S. small and midcap ETFs, and international equity ETFs, which posted strong returns following the European Central Bank’s announcement that it would initiate quantitative easing. All of these equity holdings outperformed U.S. large-cap stocks over the first six months of the year.
The Portfolio’s realized level of volatility over the period was 6.76 percent, below our 8 percent target. We limit the total equity exposure of the Portfolio to 55 percent of net assets. This ensures that the Portfolio adheres to its downside protection objective.
Even though we increased the equity allocation over the first six months by buying futures, the continued low volatility environment in conjunction with our downside protection policies prevented us from reaching the 8 percent target level. Our strategy continues to perform as expected. During sustained periods of low volatility, the Portfolio undershoots its volatility target because it is not able to increase the equity allocation high enough as doing so would cause the Portfolio to diverge from its downside protection objective. Similarly, since the equity market

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Exchange-Traded Products	95.5%
Short-Term Investments	4.5%
Total	100%

tends to rise during periods of low volatility, the increased equity exposure helped performance during the period. That benefit was limited by our downside protection policy.
With volatility still below historical averages, we are maintaining the maximum allowable long equity position using futures. However, if volatility increases, the strategy will respond by lowering the Portfolio’s equity exposure.
We do not foresee any significant changes to our target asset allocation model. Although there may be periods characterized by dominant performance from a single asset class, which was the case in 2014 for large-cap U.S. stocks, over longer time horizons diversification should produce better risk-adjusted returns than investing in any single asset class.
Outlook
We see the U.S. economy accelerating in the second half of the year, in a similar pattern to that we observed in 2014 after a tough first quarter caused by severe weather. Lower oil prices will also provide an economic boost.
Despite being positive on the U.S. economy in the medium to long run, we continue to be concerned about potential market jitters in the short term. Recent macroeconomic data have indicated softness globally, and stock investors around the world are starting to get nervous about rich valuations across many risky asset categories, including equities. Some of the negative catalysts currently in the system, such as uncertainty about Greece’s status in the eurozone and a potential bubble burst in China, make markets more vulnerable to shocks given current valuations.
We continue to be concerned that concurrent easing efforts in multiple global economies in Europe and Asia will be less potent than that carried out in the U.S. in response to the financial crisis because these efforts will cancel each other out to some extent. As such, market enthusiasm for global easing may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies.
With lower commodity prices, a strong dollar, and little wage growth, inflation in the U.S. is likely to remain at historically low levels for some time to come, while deflationary pressures continue globally. We continue to be less aggressive than consensus with respect to the timing

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of a Fed rate hike, believing that hikes are more likely to occur in December or early 2016 than earlier. Equally as important, we continue to believe that when the Fed does raise rates, it will be focused as much on resulting rate volatility as on the level of interest rates, with the tightening process likely to be slow and gradual. We expect market volatility to pick up as we approach this inevitability, especially among higher-priced securities and sectors with above-average multiples.
When market volatility increases and risky assets underperform, we expect our strategy to protect against large drawdowns, which is what this Portfolio is designed to do.
July 2015

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Actual	0.83%	$1,000.00	$1,008.10	$4.13
Hypothetical (5% return per year before expenses)	0.83%	$1,000.00	$1,020.68	$4.16
* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratio.

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STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 95.3%
Consumer Discretionary Select Sector SPDR Fund	4,700	359,456
Consumer Staples Select Sector SPDR Fund	6,800	323,680
Financial Select Sector SPDR Fund	20,400	497,352
Health Care Select Sector SPDR Fund	5,800	431,462
Industrial Select Sector SPDR Fund	6,000	324,360
iShares Core S&P Mid-Cap ETF	6,300	944,874
iShares Core U.S. Aggregate Bond ETF	205,000	22,299,900
iShares North American Natural Resources ETF	9,000	326,520
iShares Russell 2000 ETF	23,000	2,871,780
iShares S&P 500 Growth ETF	41,800	4,759,348
iShares S&P 500 Value ETF	52,100	4,804,141
iShares S&P Mid-Cap 400 Growth ETF	5,600	949,200
iShares S&P Mid-Cap 400 Value ETF	7,300	941,408
SPDR Barclays High Yield Bond ETF	25,200	968,436
Technology Select Sector SPDR Fund	14,000	579,600
Vanguard FTSE Developed Markets ETF	229,300	9,091,745
Vanguard FTSE Emerging Markets ETF	23,500	960,680
Vanguard REIT ETF	25,000	1,867,250
Vanguard S&P 500 ETF	84,000	15,862,560
Vanguard Short-Term Corporate Bond ETF	12,000	954,960
Vanguard Total Bond Market ETF	273,200	22,200,232

Total Exchange-Traded Products (Cost $91,430,343)		92,318,944

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 4.5%
State Street Bank Time Deposit, 0.088%, 7/1/15	4,317,145	4,317,145

Total Time Deposit (Cost $4,317,145)		4,317,145

TOTAL INVESTMENTS (Cost $95,747,488) - 99.8%		96,636,089
Other assets and liabilities, net - 0.2%		177,450
NET ASSETS - 100.0%		$96,813,539

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 5,997,639 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized	$94,526,873
Undistributed net investment income	555,292
Accumulated net realized gain (loss)	961,140
Net unrealized appreciation (depreciation)	770,234

NET ASSETS	$96,813,539

NET ASSET VALUE PER SHARE	$16.14

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini MSCI EAFE Index	17	9/15	$1,558,900	($41,749)
E-Mini Russell 2000 Index	8	9/15	1,000,320	(7,846)
E-Mini S&P 400 Index	4	9/15	599,240	(11,363)
E-Mini S&P 500 Index	38	9/15	3,903,360	(57,409)
Total Purchased				($118,367)

Abbreviations:
ETF:	Exchange Traded Fund
REIT:	Real Estate Investment Trust
See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$953,963
Interest income	1,638
Total investment income	955,601

Expenses:
Investment advisory fee	203,403
Administrative fees	48,429
Transfer agency fees and expenses	4,545
Distribution Plan expenses	121,073
Directors’ fees and expenses	5,420
Accounting fees	9,272
Custodian fees	9,009
Professional fees	10,748
Reports to shareholders	6,355
Miscellaneous	2,514
Total expenses	420,768
Reimbursement from Advisor	(18,805)
Net expenses	401,963

NET INVESTMENT INCOME	553,638

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	357,961
Futures	497,443
855,404

Change in unrealized appreciation (depreciation) on:
Investments	(331,595)
Futures	(296,931)
(628,526)

NET REALIZED AND UNREALIZED GAIN (LOSS)	226,878

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$780,516

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$553,638	$1,039,123
Net realized gain (loss)	855,404	676,692
Change in unrealized appreciation (depreciation)	(628,526)	1,223,709

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	780,516	2,939,524

Distributions to shareholders from:
Net investment income	—	(986,377)
Net realized gain	—	(609,792)
Total distributions	—	(1,596,169)

Capital share transactions:
Shares sold	4,350,533	92,545,266
Reinvestment of distributions	—	1,561,442
Shares redeemed	(8,082,843)	(4,848,684)
Total capital share transactions	(3,732,310)	89,258,024

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,951,794)	90,601,379

NET ASSETS
Beginning of period	99,765,333	9,163,954
End of period (including undistributed net investment income of $555,292 and $1,654, respectively)	$96,813,539	$99,765,333

CAPITAL SHARE ACTIVITY
Shares sold	266,897	5,832,817
Reinvestment of distributions	—	97,044
Shares redeemed	(499,890)	(303,338)
Total capital share activity	(232,993)	5,626,523

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange-traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

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If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES*	Level 1	Level 2	Level 3	Total
Exchange-Traded Products	$92,318,944	$—	$—	$92,318,944
Time Deposit	—	4,317,145	—	4,317,145
TOTAL	$92,318,944	$4,317,145	$—	$96,636,089
Other financial instruments**	($118,367)	$—	$—	($118,367)
* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.
Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades

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on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.
During the six months ended June 30, 2015, the Fund invested in E-Mini MSCI EAFE Index, E-Mini Russell 2000 Index, E-Mini S&P 400 Index and E-Mini S&P 500 Index futures. The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	67

*Averages are based on activity levels during the six months ended June 30, 2015.
Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .42% of the Portfolio’s average daily net assets. Under the terms of the agreement, $33,618 was payable at period end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is .83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds. Under the terms of the agreement, $2,404 was receivable at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $8,004 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution

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Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed .25% annually of the average daily net assets of Class F. Under the terms of the agreement, $20,011 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $3,396 for the six months ended June 30, 2015. Under the terms of the agreement, $602 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $8,128,548 and $11,482,571, respectively.
As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$1,726,827
Unrealized (depreciation)	(886,689)
Net unrealized appreciation/(depreciation)	$840,138

Federal income tax cost of investments	$95,795,951
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
	2015 (z)		2014 (z)		2013 #(z)
Net asset value, beginning	$16.01		$15.17		$15.00
Income from investment operations:
Net investment income	0.09		0.29		0.21
Net realized and unrealized gain (loss)	0.04		0.81		0.08
Total from investment operations	0.13		1.10		0.29
Distributions from:
Net investment income	—		(0.16)		(0.12)
Net realized gain	—		(0.10)		—
Total distributions	—		(0.26)		(0.12)
Total increase (decrease) in net asset value	0.13		0.84		0.17
Net asset value, ending	$16.14		$16.01		$15.17

Total return*	0.81%		7.25%		1.97%
Ratios to average net assets: A, B
Net investment income	1.14	% (a)	1.80	% (a)	2.10% (a
Total expenses	0.87	% (a)	0.93	% (a)	1.60% (a
Expenses before offsets	0.83	% (a)	0.83	% (a)	0.83% (a
Net expenses	0.83	% (a)	0.83	% (a)	0.83% (a
Portfolio turnover	9%		36%		3%
Net assets, ending (in thousands)	$96,814		$99,765		$9,164

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
B Amounts do not include the activity of the Underlying Funds.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
# From April 30, 2013 inception.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

18 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Calvert VP Volatility Managed Moderate Growth Portfolio
Semi-Annual Report June 30, 2015

4	President’s Letter
6	Manager Commentary
9	Shareholder Expense Example
10	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
18	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting
20	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

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With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., and Milliman, Inc., Subadvisors
Performance
For the six-month period ended June 30, 2015, the Calvert VP Volatility Managed Moderate Growth Portfolio returned 1.17 percent, outperforming its benchmark, the S&P 500 Daily Risk Control 10% Total Return Index, which returned 0.12 percent. We outperformed as a result of strong performance by our diversified equity allocation, especially our international equity exchange-traded funds (ETFs), which outperformed the benchmark’s equity allocation consisting only of the S&P 500. This more than offset performance drag from our fixed-income allocation, which produced negative returns as interest rates rose during the period.
The S&P 500 Daily Risk Control 10% Total Return Index, like our Portfolio, targets a constant volatility level of 10 percent by dynamically adjusting exposure to the S&P 500 and cash, making it a suitable benchmark for assessing our volatility management strategy. We compare the high-risk component of the benchmark (S&P 500) with our diversified equity allocation, and compare the low-risk component of the benchmark (cash) with our fixed-income allocation.
Investment Process
The Portfolio uses a derivatives-based risk management strategy in conjunction with an asset-allocated portfolio in an effort to reduce the negative effects of high market volatility1. By targeting a portfolio volatility level of 10 percent, our goal is to participate in up markets as much as possible, while defending against significant losses during market downturns.
Our asset allocation process is designed to target a volatility level of 10 percent over the long-term while also providing current income and modest growth. This results in a target asset allocation model of 63 percent to stocks and 37 percent to bonds. We implement the asset allocation strategy by investing in a portfolio of ETFs, diversified across multiple sub-asset classes.
Our risk management strategy buys (goes “long”) and sells (goes “short”) equity index futures contracts to help keep the Portfolio’s volatility level close to 10 percent over shorter time horizons.
______________________________
1 Volatility refers to the annualized standard deviation of portfolio returns.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)

Six month**	1.17%
One year	2.67%
Since inception (4/30/2013)	5.59%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.17% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* The Volatility Managed Moderate Growth Composite Benchmark is an internally constructed index comprised of a blend of 47% Russell 3000 Index, 3% MSCI U.S. REIT, 13% MSCI EAFE Index, 33% Barclays U.S. Aggregate Bond Index, and 4% Barclays 3 Month T-Bill Bellwether Index.
** Total Return is not annualized for periods of less than one year.

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When our one-month forecast of the Portfolio’s volatility is below 10 percent, we increase the Portfolio’s equity allocation by buying futures, increasing risk; when our volatility forecast for the Portfolio is greater than 10 percent, we reduce the Portfolio’s equity allocation by selling futures, thus de-risking or hedging.
Portfolio Strategy
Activity
Volatility increased in all major asset classes during the period, but remained relatively low by historical standards. In this low volatility environment, our risk management strategy led us to increase the Portfolio’s equity allocation by buying futures. We maintained a long equities futures allocation for the entire period.
From an asset allocation perspective, we deviated very little from our target model, allocating 33 percent to bonds, 13 percent to international equity, 47 percent to U.S. equity, 3 percent to real estate investment trusts, and 4 percent to cash.
Performance
The primary driver of our outperformance during the period was strong returns from our diversified equity allocation. The increase in equity exposure effected by the volatility management strategy also contributed to our diversified equity allocation relative to the benchmark’s singular U.S. large-cap S&P 500 Index equity allocation. The outperformance of our Portfolio’s equity allocation more than offset underperformance by our fixed-income allocation relative to the benchmark’s low risk component of cash. We benefited from holding U.S. small and midcap ETFs, and international equity ETFs, which posted strong returns following the European Central Bank’s announcement that it would initiate quantitative easing. All of these equity holdings outperformed U.S. large-cap stocks over the first six months of the year.
The Portfolio’s realized level of volatility over the period was 8.32 percent, below our 10 percent target. We limit the total equity exposure of the Portfolio to 70 percent of net assets. This ensures that the Portfolio adheres to its downside protection objective. Even though we increased the equity allocation over the first six months by buying futures, the continued low volatility environment in conjunction with our downside protection policies prevented us from reaching the 10 percent target level.
Our strategy continues to perform as expected. During sustained periods of low volatility, the Portfolio undershoots its volatility target because it is not able to increase the equity allocation high enough as doing so would cause the Portfolio to diverge from its downside protection objective. Similarly, since the equity market tends to rise during periods of low volatility, the increased

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Exchange-Traded Products	93.3%
Short-Term Investments	6.7%
Total	100%

equity exposure helped performance during the period. That benefit was limited by our downside protection policy.
With volatility still below historical averages, we are maintaining the maximum allowable long equity position using futures. However, if volatility increases, the strategy will respond by lowering the Portfolio’s equity exposure.
We do not foresee any significant changes to our target asset allocation model. Although there may be periods characterized by dominant performance from a single asset class, which was the case in 2014 for large-cap U.S. stocks, over longer time horizons diversification should produce better risk-adjusted returns than investing in any single asset class.
Outlook
We see the U.S. economy accelerating in the second half of the year, in a similar pattern to that we observed in 2014 after a tough first quarter caused by severe weather. Lower oil prices will also provide an economic boost.
Despite being positive on the U.S. economy in the medium to long run, we continue to be concerned about potential market jitters in the short term. Recent macroeconomic data have indicated softness globally, and stock investors around the world are starting to get nervous about rich valuations across many risky asset categories, including equities. Some of the negative catalysts currently in the system, such as uncertainty about Greece’s status in the eurozone and a potential bubble burst in China, make markets more vulnerable to shocks given current valuations.
We continue to be concerned that concurrent easing efforts in multiple global economies in Europe and Asia will be less potent than that carried out in the U.S. in response to the financial crisis because these efforts will cancel each other out to some extent. As such, market enthusiasm for global easing may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies.
With lower commodity prices, a strong dollar, and little wage growth, inflation in the U.S. is likely to remain at historically low levels for some time to come, while deflationary pressures continue globally. We continue to be less aggressive than consensus with respect to the timing of a Fed rate hike, believing that hikes are more likely to

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occur in December or early 2016 than earlier. Equally as important, we continue to believe that when the Fed does raise rates, it will be focused as much on resulting rate volatility as on the level of interest rates, with the tightening process likely to be slow and gradual. We expect market volatility to pick up as we approach this inevitability, especially among higher-priced securities and sectors with above-average multiples.
When market volatility increases and risky assets underperform, we expect our strategy to protect against large drawdowns, which is what this Portfolio is designed to do.
July 2015

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12 b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015)
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Actual	0.83%	$1,000.00	$1,011.70	$4.14
Hypothetical (5% return per year before expenses)	0.83%	$1,000.00	$1,020.68	$4.16
* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratio.

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STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 93.1%
Consumer Discretionary Select Sector SPDR Fund	2,700	206,496
Consumer Staples Select Sector SPDR Fund	3,600	171,360
Financial Select Sector SPDR Fund	10,700	260,866
Health Care Select Sector SPDR Fund	3,200	238,048
Industrial Select Sector SPDR Fund	3,400	183,804
iShares Core S&P Mid-Cap ETF	7,000	1,049,860
iShares Core U.S. Aggregate Bond ETF	102,700	11,171,706
iShares North American Natural Resources ETF	5,100	185,028
iShares Russell 2000 ETF	17,000	2,122,620
iShares S&P 500 Growth ETF	37,400	4,258,364
iShares S&P 500 Value ETF	46,700	4,306,207
iShares S&P Mid-Cap 400 Growth ETF	3,100	525,450
iShares S&P Mid-Cap 400 Value ETF	3,900	502,944
SPDR Barclays High Yield Bond ETF	6,800	261,324
Technology Select Sector SPDR Fund	7,800	322,920
Vanguard FTSE Developed Markets ETF	170,200	6,748,430
Vanguard FTSE Emerging Markets ETF	12,800	523,264
Vanguard REIT ETF	21,000	1,568,490
Vanguard S&P 500 ETF	55,500	10,480,620
Vanguard Short-Term Corporate Bond ETF	6,600	525,228
Vanguard Total Bond Market ETF	72,200	5,866,972

Total Exchange-Traded Products (Cost $50,829,286)		51,480,001

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 6.7%
State Street Bank Time Deposit, 0.088%, 7/1/15	3,693,908	3,693,908

Total Time Deposit (Cost $3,693,908)		3,693,908

TOTAL INVESTMENTS (Cost $54,523,194) - 99.8%		55,173,909
Other assets and liabilities, net - 0.2%		99,092
NET ASSETS - 100.0%		$55,273,001

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 3,372,037 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized	$53,882,193
Undistributed net investment income	275,009
Accumulated net realized gain (loss)	518,663
Net unrealized appreciation (depreciation)	597,136

NET ASSETS	$55,273,001

NET ASSET VALUE PER SHARE	$16.39

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini MSCI EAFE Index	8	9/15	$733,600	($19,686)
E-Mini Russell 2000 Index	4	9/15	500,160	(3,923)
E-Mini S&P 400 Index	1	9/15	149,810	(2,821)
E-Mini S&P 500 Index	18	9/15	1,848,960	(27,149)
Total Purchased				($53,579)

Abbreviations:
ETF:	Exchange Traded Fund
REIT:	Real Estate Investment Trust
See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$444,630
Interest income	971
Total investment income	445,601

Expenses:
Investment advisory fee	86,324
Administrative fees	20,553
Transfer agency fees and expenses	2,350
Distribution Plan expenses	51,383
Directors’ fees and expenses	2,162
Accounting fees	5,086
Custodian fees	7,799
Professional fees	9,593
Reports to shareholders	5,608
Miscellaneous	2,177
Total expenses	193,035
Reimbursement from Advisor	(22,443)
Net expenses	170,592

NET INVESTMENT INCOME	275,009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	321,484
Futures	161,579
483,063

Change in unrealized appreciation (depreciation) on:
Investments	(564,966)
Futures	(104,584)
(669,550)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(186,487)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$88,522

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$275,009	$379,167
Net realized gain (loss)	483,063	422,838
Change in unrealized appreciation (depreciation)	(669,550)	789,111

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	88,522	1,591,116

Distributions to shareholders from:
Net investment income	—	(365,942)
Net realized gain	—	(386,762)
Total distributions	—	(752,704)

Capital share transactions:
Shares sold	22,290,877	22,105,955
Reinvestment of distributions	—	705,557
Shares redeemed	(2,534,604)	(1,880,670)
Total capital share transactions	19,756,273	20,930,842

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,844,795	21,769,254

NET ASSETS
Beginning of period	35,428,206	13,658,952
End of period (including undistributed net investment income of $275,009 and $0, respectively)	$55,273,001	$35,428,206

CAPITAL SHARE ACTIVITY
Shares sold	1,342,835	1,376,925
Reinvestment of distributions	—	43,259
Shares redeemed	(157,562)	(116,147)
Total capital share activity	1,185,273	1,304,037

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange-traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

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If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES*	Level 1	Level 2	Level 3	Total
Exchange-Traded Products	$51,480,001	$—	$—	$51,480,001
Time Deposit	—	3,693,908	—	3,693,908
TOTAL	$51,480,001	$3,693,908	$—	$55,173,909
Other financial instruments**	($53,579)	$—	$—	($53,579)
* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.
Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades

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on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.
During the six months ended June 30, 2015, the Fund invested in E-Mini MSCI EAFE Index, E-Mini Russell 2000 Index, E-Mini S&P 400 Index and E-Mini S&P 500 Index futures. The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	26

* Averages are based on activity levels during the six months ended June 30, 2015.
Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .42% of the Portfolio’s average daily net assets. Under the terms of the agreement, $18,003 was payable at period end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is .83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit fees and expenses asociated with the Underlying Funds. Under the terms of the agreement, $3,082 was receivable at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $4,286 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution

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Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed .25% annually of the average daily net assets of Class F. Under the terms of the agreement, $10,716 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $1,274 for the six months ended June 30, 2015. Under the terms of the agreement, $256 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $21,597,568 and $3,708,571, respectively.
As of June 30, 2015 the tax basis components of appreciation/depreciation and the federal tax cost were as follows:

Unrealized appreciation	$942,124
Unrealized (depreciation)	(300,149)
Net unrealized appreciation/(depreciation)	$641,975

Federal income tax cost of investments	$54,531,934
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
	2015 (z)		2014 (z)	2013 #(z)
Net asset value, beginning	$16.20		$15.47	$15.00
Income from investment operations:
Net investment income	0.11		0.26	0.20
Net realized and unrealized gain (loss)	0.08		0.82	0.39
Total from investment operations	0.19		1.08	0.59
Distributions from:
Net investment income	—		(0.17)	(0.12)
Net realized gain	—		(0.18)	—
Total distributions	—		(0.35)	(0.12)
Total increase (decrease) in net asset value	0.19		0.73	0.47
Net asset value, ending	$16.39		$16.20	$15.47

Total return*	1.17%		6.99%	3.94%
Ratios to average net assets: A, B
Net investment income	1.34	% (a)	1.64%	2.06	% (a)
Total expenses	0.94	% (a)	1.06%	1.41	% (a)
Expenses before offsets	0.83	% (a)	0.83%	0.83	% (a)
Net expenses	0.83	% (a)	0.83%	0.83	% (a)
Portfolio turnover	9%		46%	6%
Net assets, ending (in thousands)	$55,273		$35,428	$13,659

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
B Amounts do not include the activity of the Underlying Funds.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
# From April 30, 2013 inception.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Calvert VP Volatility Managed Growth Portfolio
Semi-Annual Report June 30, 2015

4	President’s Letter
6	Manager Commentary
9	Shareholder Expense Example
10	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
18	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting
20	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

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With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

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CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., and Milliman, Inc., Subadvisors
Performance
For the six-month period ended June 30, 2015, the Calvert VP Volatility Managed Growth Portfolio returned 1.14 percent, outperforming its benchmark, the S&P 500 Daily Risk Control 12% Total Return Index, which returned 0.07 percent. We outperformed as a result of strong performance by our diversified equity allocation, especially our international equity exchange-traded funds (ETFs), which outperformed the benchmark’s equity allocation consisting only of the S&P 500. This more than offset performance drag from our fixed-income allocation, which produced negative returns as interest rates rose during the period.
The S&P 500 Daily Risk Control 12% Total Return Index, like our Portfolio, targets a constant volatility level of 12 percent by dynamically adjusting exposure to the S&P 500 and cash, making it a suitable benchmark for assessing our volatility management strategy. We compare the high-risk component of the benchmark (S&P 500) with our diversified equity allocation, and compare the low-risk component of the benchmark (cash) with our fixed-income allocation.
Investment Process
The Portfolio uses a derivatives-based risk management strategy in conjunction with an asset-allocated portfolio in an effort to reduce the negative effects of high market volatility1. By targeting a portfolio volatility level of 12 percent, our goal is to participate in up markets as much as possible, while defending against significant losses during market downturns.
Our asset allocation process is designed to target a volatility level of 12 percent over the long-term while also providing current income and modest growth. This results in a target asset allocation model of 78 percent to stocks and 22 percent to bonds. We implement the asset allocation strategy by investing in a portfolio of ETFs, diversified across multiple sub-asset classes.
Our risk management strategy buys (goes “long”) and sells (goes “short”) equity index futures contracts to help keep the Portfolio’s volatility level close to 12 percent over shorter time horizons.
______________________________
1 Volatility refers to the annualized standard deviation of portfolio returns.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)

Six month**	1.14%
One year	2.06%
Since inception (4/30/2013)	6.17%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.06% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* The Volatility Managed Growth Composite Benchmark is an internally constructed index comprised of a blend of 58% Russell 3000 Index, 4% MSCI U.S. REIT, 16% MSCI EAFE Index, 18% Barclays U.S. Aggregate Bond Index, and 4% Barclays 3 Month T-Bill Bellwether Index.
** Total Return is not annualized for periods of less than one year.

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When our one-month forecast of the Portfolio’s volatility is below 12 percent, we increase the Portfolio’s equity allocation by buying futures, increasing risk; when our volatility forecast for the Portfolio is greater than 12 percent, we reduce the Portfolio’s equity allocation by selling futures, thus de-risking or hedging.
Portfolio Strategy
Activity
Volatility increased in all major asset classes during the period, but remained relatively low by historical standards. In this low volatility environment, our risk management strategy led us to increase the Portfolio’s equity allocation by buying futures. We maintained a long equities futures allocation for the entire period.
From an asset allocation perspective, we deviated very little from our target model, allocating 18 percent to bonds, 16 percent to international equity, 58 percent to U.S. equity, 4 percent to real estate investment trusts, and 4 percent to cash.
Performance
The primary driver of our outperformance during the period was strong returns from our diversified equity allocation. Over the period, the volatility management strategy detracted from performance because it reduced equity exposure in response to brief episodes of increased volatility and market declines and thus was not able to participate in the abrupt market recovery that followed. Despite creating a modest drag on returns, the risk management strategy reacted as expected by reducing equity exposure to defend against further losses as volatility increased during temporary market downturns in January. Had equity markets continued to decline, the strategy would have been well positioned to protect against further losses, a scenario which should benefit the Portfolio over the long term. The outperformance of our Portfolio’s equity allocation more than offset this drag as well as underperformance by our fixed-income allocation relative to the benchmark’s low risk component of cash. We benefited from holding U.S. small and midcap ETFs, and international equity ETFs, which posted strong returns following the European Central Bank’s announcement that it would initiate quantitative easing. All of these equity holdings outperformed U.S. large-cap stocks over the first six months of the year.
The Portfolio’s realized level of volatility over the period was 10.04 percent, below our 12 percent target. We limit the total equity exposure of the Portfolio to 85 percent of net assets. This ensures that the Portfolio adheres to its downside protection objective. Even though we increased the equity allocation over the first six months by buying futures, the continued low volatility environment in

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Exchange-Traded Products	95.1%
Short-Term Investments	4.9%
Total	100%

conjunction with our downside protection policies prevented us from reaching the 12 percent target level.
Our strategy continues to perform as expected. During sustained periods of low volatility, the Portfolio undershoots its volatility target because it is not able to increase the equity allocation high enough as doing so would cause the Portfolio to diverge from its downside protection objective. Similarly, since the equity market tends to rise during periods of low volatility, the increased equity exposure helped performance during the period. That benefit was limited by our downside protection policy.
With volatility still below historical averages, we are maintaining the maximum allowable long equity position using futures. However, if volatility increases, the strategy will respond by lowering the Portfolio’s equity exposure.
We do not foresee any significant changes to our target asset allocation model. Although there may be periods characterized by dominant performance from a single asset class, which was the case in 2014 for large-cap U.S. stocks, over longer time horizons diversification should produce better risk-adjusted returns than investing in any single asset class.
Outlook
We see the U.S. economy accelerating in the second half of the year, in a similar pattern to that we observed in 2014 after a tough first quarter caused by severe weather. Lower oil prices will also provide an economic boost.
Despite being positive on the U.S. economy in the medium to long run, we continue to be concerned about potential market jitters in the short term. Recent macroeconomic data have indicated softness globally, and stock investors around the world are starting to get nervous about rich valuations across many risky asset categories, including equities. Some of the negative catalysts currently in the system, such as uncertainty about Greece’s status in the eurozone and a potential bubble burst in China, make markets more vulnerable to shocks given current valuations.
We continue to be concerned that concurrent easing efforts in multiple global economies in Europe and Asia will be less potent than that carried out in the U.S. in response to the financial crisis because these efforts will cancel each other out to some extent. As such, market enthusiasm for

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global easing may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies.
With lower commodity prices, a strong dollar, and little wage growth, inflation in the U.S. is likely to remain at historically low levels for some time to come, while deflationary pressures continue globally. We continue to be less aggressive than consensus with respect to the timing of a Fed rate hike, believing that hikes are more likely to occur in December or early 2016 than earlier. Equally as important, we continue to believe that when the Fed does raise rates, it will be focused as much on resulting rate volatility as on the level of interest rates, with the tightening process likely to be slow and gradual. We expect market volatility to pick up as we approach this inevitability, especially among higher-priced securities and sectors with above-average multiples.
When market volatility increases and risky assets underperform, we expect our strategy to protect against large drawdowns, which is what this Portfolio is designed to do.
July 2015

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12 b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Actual	0.83%	$1,000.00	$1,011.40	$4.14
Hypothetical (5% return per year before expenses)	0.83%	$1,000.00	$1,020.68	$4.16
* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratio.

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STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 94.8%
Consumer Discretionary Select Sector SPDR Fund	5,200	397,696
Consumer Staples Select Sector SPDR Fund	7,300	347,480
Financial Select Sector SPDR Fund	21,900	533,922
Health Care Select Sector SPDR Fund	6,400	476,096
Industrial Select Sector SPDR Fund	6,900	373,014
iShares Core S&P Mid-Cap ETF	20,900	3,134,582
iShares Core U.S. Aggregate Bond ETF	162,300	17,654,994
iShares North American Natural Resources ETF	9,800	355,544
iShares Russell 2000 ETF	42,300	5,281,578
iShares S&P 500 Growth ETF	111,200	12,661,232
iShares S&P 500 Value ETF	138,100	12,734,201
iShares S&P Mid-Cap 400 Growth ETF	6,200	1,050,900
iShares S&P Mid-Cap 400 Value ETF	8,100	1,044,576
SPDR Barclays High Yield Bond ETF	13,300	511,119
Technology Select Sector SPDR Fund	15,700	649,980
Vanguard FTSE Developed Markets ETF	413,300	16,387,345
Vanguard FTSE Emerging Markets ETF	25,700	1,050,616
Vanguard REIT ETF	56,000	4,182,640
Vanguard S&P 500 ETF	115,100	21,735,484
Vanguard Short-Term Corporate Bond ETF	13,300	1,058,414

Total Exchange-Traded Products (Cost $98,404,071)		101,621,413

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 4.9%
State Street Bank Time Deposit, 0.088%, 7/1/15	5,250,842	5,250,842

Total Time Deposit (Cost $5,250,842)		5,250,842

TOTAL INVESTMENTS (Cost $103,654,913) - 99.7%		106,872,255
Other assets and liabilities, net - 0.3%		290,928
NET ASSETS - 100.0%		$107,163,183

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 6,384,350 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized	$102,975,497
Undistributed net investment income	615,428
Accumulated net realized gain (loss)	467,825
Net unrealized appreciation (depreciation)	3,104,433

NET ASSETS	$107,163,183

NET ASSET VALUE PER SHARE	$16.79

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini MSCI EAFE Index	16	9/15	$1,467,200	($39,293)
E-Mini Russell 2000 Index	8	9/15	1,000,320	(7,846)
E-Mini S&P 400 Index	4	9/15	599,240	(11,383)
E-Mini S&P 500 Index	36	9/15	3,697,920	(54,387)
Total Purchased				($112,909)

Abbreviations:
ETF:	Exchange Traded Fund
REIT:	Real Estate Investment Trust
See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$1,011,139
Interest income	1,956
Total investment income	1,013,095

Expenses:
Investment advisory fee	201,228
Administrative fees	47,912
Transfer agency fees and expenses	4,395
Distribution Plan expenses	119,779
Directors’ fees and expenses	5,127
Accounting fees	7,946
Custodian fees	10,902
Professional fees	11,158
Reports to shareholders	5,915
Miscellaneous	2,367
Total expenses	416,729
Reimbursement from Advisor	(19,062)
Net expenses	397,667

NET INVESTMENT INCOME	615,428

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	592,822
Futures	(11,516)
581,306

Change in unrealized appreciation (depreciation) on:
Investments	(294,236)
Futures	(249,556)
(543,792)

NET REALIZED AND UNREALIZED GAIN (LOSS)	37,514

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$652,942

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$615,428	$861,514
Net realized gain (loss)	581,306	14,535
Change in unrealized appreciation (depreciation)	(543,792)	2,301,678

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	652,942	3,177,727

Distributions to shareholders from:
Net investment income	—	(843,131)
Total distributions	—	(843,131)

Capital share transactions:
Shares sold	27,658,134	55,107,214
Reinvestment of distributions	—	820,131
Shares redeemed	(3,536,525)	(1,582,718)
Total capital share transactions	24,121,609	54,344,627

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,774,551	56,679,223

NET ASSETS
Beginning of period	82,388,632	25,709,409
End of period (including undistributed net investment income of $615,428 and $0, respectively)	$107,163,183	$82,388,632

CAPITAL SHARE ACTIVITY
Shares sold	1,635,975	3,390,227
Reinvestment of distributions	—	48,992
Shares redeemed	(213,340)	(96,423)
Total capital share activity	1,422,635	3,342,796

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange-traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

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If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES*	Level 1	Level 2	Level 3	Total
Exchange-Traded Products	$101,621,413	$—	$—	$101,621,413
Time Deposit	—	5,250,842	—	5,250,842
TOTAL	$101,621,413	$5,250,842	$—	$106,872,255
Other financial instruments**	($112,909)	$—	$—	($112,909)
* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.
Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades

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on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.
During the six months ended June 30, 2015, the Portfolio invested in E-Mini S&P 500 Index, MSCI EAFE Mini Index, E-Mini S&P 400 Index, and E-Mini Russell 2000 Index futures. The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	53

*Averages are based on activity levels during the six months ended June 30, 2015.
Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .42% of the Portfolio’s average daily net assets. Under the terms of the agreement, $36,943 was payable at period end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is .83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds. Under the terms of the agreement, $2,364 was receivable at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $8,796 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution

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Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed .25% annually of the average daily net assets of Class F. Under the terms of the agreement, $21,990 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $3,111 for the period ended June 30, 2015. Under the terms of the agreement, $596 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $28,026,514 and $5,166,388, respectively.
As of June 30, 2015 the tax basis components of appreciation/depreciation and the federal tax cost were as follows:

Unrealized appreciation	$3,551,324
Unrealized (depreciation)	(354,656)
Net unrealized appreciation/(depreciation)	$3,196,668

Federal income tax cost of investments	$103,675,587
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 17

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
	2015 (z)		2014 (z)	2013 #(z)
Net asset value, beginning	$16.60		$15.88	$15.00
Income from investment operations:
Net investment income	0.11		0.26	0.21
Net realized and unrealized gain (loss)	0.08		0.63	0.78
Total from investment operations	0.19		0.89	0.99
Distributions from:
Net investment income	—		(0.17)	(0.11)
Net realized gain	—		—	—
Total distributions	—		(0.17)	(0.11)
Total increase (decrease) in net asset value	0.19		0.72	0.88
Net asset value, ending	$16.79		$16.60	$15.88

Total return*	1.14%		5.61%	6.59%
Ratios to average net assets: A, B
Net investment income	1.28	% (a)	1.57%	2.12	% (a)
Total expenses	0.87	% (a)	0.94%	1.25	% (a)
Expenses before offsets	0.83	% (a)	0.83%	0.83	% (a)
Net expenses	0.83	% (a)	0.83%	0.83	% (a)
Portfolio turnover	6%		30%	1%
Net assets, ending (in thousands)	$107,163		$82,389	$25,709

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
B Amounts do not include the activity of the Underlying Funds.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
# From April 30, 2013 inception.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

18 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 19

FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:     /s/ John H. Streur
John H. Streur
Chair -- Principal Executive Officer

Date: August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
Chair -- Principal Executive Officer

Date: August 31, 2015

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: August 31, 2015